UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☒    Definitive Proxy Statement
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☐    Soliciting Material Pursuant to §240.14a–12
Columbus McKinnon Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Our Mission: To provide innovative intelligent motion solutions to our customers with unmatched safety, quality, and reliability.

M

Make Safety Personal
Safety isn't just a priority, it's our responsibility.

O

Outperform Through Innovation
Solve real challenges for our customers through smarter, connected solutions.

T

Trust Through Action
Be a reliable partner, taking ownership for results.

I

Integrity
Do the right thing, always acting with honesty and transparency.

O

One Team
Collaborate to win together alongside our customers and communities.

N

Never Settle
Deliver exceptional quality, driven by passion and continuous improvement.

Intelligent Motion

A MESSAGE FROM THE BOARD CHAIR & CEO

Gerald G. Colella Chair of the Board	David Wilson Director, President and CEO
DEAR FELLOW SHAREHOLDERS,
On behalf of the Board of Directors (the “Board”), we are pleased to invite you to our upcoming virtual Annual Meeting of Shareholders on August 14, 2026. This is an important time in our Company’s journey, and your engagement continues to be critical to our shared success.
Fiscal Year 2026 was a defining year for Columbus McKinnon (“Columbus McKinnon,” “we,” “us,” “our” or the “Company”)—one marked by meaningful progress in our strategy, strengthened engagement with our shareholders, and disciplined execution across our operational, commercial and customer experience priorities. Throughout the year, we deepened dialogue on our long‑term value creation plans and incorporated shareholder perspectives into our governance and strategic decision‑making. Insights from this increased engagement has made us a stronger organization, more aligned with our shareholders.

It was also a year of significant strategic advancement. We completed the Kito Crosby acquisition, a transformational milestone that positions Columbus McKinnon as a global leader in intelligent motion solutions for material handling. On day one, we established a blended organizational structure that brought together the strengths, capabilities and cultures of both companies. We also took decisive steps to simplify our portfolio with the divestiture of our legacy U.S. power chain hoist and chain businesses, enabling us to focus on our new portfolio and higher‑growth, higher‑margin opportunities aligned with our long‑term strategy.
Importantly, we are making solid early progress on our integration objectives. Our teams are executing with urgency and discipline, capturing synergies, aligning systems and processes and building a unified operating model that will accelerate value creation. The combination of Kito Crosby and Columbus McKinnon is already enhancing our scale, expanding our global reach and strengthening our ability to serve customers with differentiated solutions.
Our performance this year reflects the momentum building throughout the enterprise. We delivered 20% order growth and 24% net sales growth year-over-year, demonstrating the power of our strategy and the hard work of our teams. These results were supported by continued progress in operational excellence, commercial effectiveness and customer experience initiatives that are improving our competitiveness and strengthening our foundation for sustainable growth. As we look ahead, we are encouraged by our prospects for Fiscal Year 2027. We remain focused on driving profitable growth, advancing our strategy, accelerating debt repayment and delivering compelling returns for our shareholders.
The Board remains highly engaged and focused on effective oversight of the company’s strategy, risk management and corporate governance, including stewarding the Company through this transformational time. Our Directors bring a variety of global perspectives, relevant backgrounds and deep industry experience, ensuring robust discussions and thoughtful decision-making while advancing the Company’s strategy and protecting shareholder interests. Following the Kito Crosby acquisition, we have three new Director nominees, Michael Lamach, Nate Sleeper and Andrew Campelli, who add a breadth of experience in times of transformational growth as well as deep manufacturing and industrial expertise to our already strong Board.
The long-term value creation potential of our combined business remains clear, and we expect that global megatrends, including onshoring, scarcity of labor and investment into infrastructure and defense will be tailwinds to growth. We remain confident and focused on what we can control – base business performance and creating substantial value through the integration of Kito Crosby. Our integration objectives are progressing as anticipated and we expect to see continued growth, margin expansion and cash flow, enabling de-leveraging over time. We remain excited about the future and committed to delivering profitable growth and increased shareholder value through ongoing improvements in operational performance, customer experience and employee engagement.
On behalf of the Board and our global team, thank you for your continued confidence and partnership. We are energized by the opportunities ahead and committed to building a stronger, more innovative and more valuable Columbus McKinnon.

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2026 Proxy Statement

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

WHEN: Friday, August 14, 2026 at 9:00 a.m. Eastern Time	WHERE: Virtual Meeting at www.virtualshareholdermeeting.com/CMCO2026
FELLOW SHAREHOLDERS:
We are pleased to invite you to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Columbus McKinnon on Friday, August 14, at 9:00 a.m. Eastern Time. The Annual Meeting will be held via live audio webcast at www.virtualshareholdermeeting.com/CMCO2026 to address the following items of business.
ITEMS OF BUSINESS:

Board Proposals		Board Recommendation	Page

1	To elect twelve Directors to hold office until the 2027 Annual Meeting and until their successors have been elected and qualified	✔ FOR EACH NOMINEE	11

2	To conduct a shareholder advisory vote on the compensation of our named executive officers	✔ FOR	35

3	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027	✔ FOR	75

4	To approve an amendment to the Columbus McKinnon Corporation Second Amended and Restated 2016 Long Term Incentive Plan (the "Second A&R 2016 LTIP") to increase the number of authorized shares available for issuance under the Second A&R 2016 LTIP (the "LTIP Proposal")	✔ FOR	78

5	To act upon and transact such other business as may be properly brought before the Annual Meeting or any adjournment or adjournments thereof

Consistent with our practice in recent years, the Board has decided to hold the Annual Meeting virtually, with no physical location. We believe that this is the right choice for Columbus McKinnon as it provides expanded shareholder access, regardless of the size of the Annual Meeting or resources available to shareholders, improves communication, and allows the participants to attend the Annual Meeting conveniently from any location at no additional cost. The Company has endeavored to provide shareholders attending the Annual Meeting with the same rights and opportunities to participate as they would at an in-person meeting.
To attend the virtual Annual Meeting, vote, submit questions, or view the list of registered shareholders during the virtual Annual Meeting, shareholders of record will be required to visit the meeting website listed above and login using their 16-digit control number included on your Notice (as defined below), proxy card, or voting instructions form. Prior registration is required to attend and participate in the virtual Annual Meeting at www.virtualshareholdermeeting.com/CMCO2026. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access, submit questions, and vote at the virtual Annual Meeting. The Annual Meeting will only be held virtually, and you will not be able to attend the Annual Meeting in person.

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2026 Proxy Statement

Notice of 2026 Annual Meeting of Shareholders

The Securities and Exchange Commission ("SEC") rules allow companies to furnish proxy materials to their shareholders over the Internet. As a result, most of our shareholders will receive in the mail a notice regarding the availability of the proxy materials for the Annual Meeting on the Internet (the "Notice") instead of paper copies of those materials. The Notice contains instructions on how to access the proxy materials over the Internet and instructions on how shareholders can receive paper copies of the proxy materials, including a proxy or voting instruction form. This process expedites shareholders’ receipt of proxy materials and lowers the costs of the Annual Meeting.
WHO CAN VOTE
Shareholders of record as of the close of business on June 22, 2026 (the "Record Date") or hold a legal proxy for the Annual Meeting provided by your broker, bank, or nominee as of the Record Date, are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof. Shareholders as of the Record Date are entitled to vote on all matters listed above. For each matter presented for vote, holders of our common stock, par value $0.01 per share (our “common stock”) have one vote for each share on each matter properly brought before the Annual Meeting, and holders of our Series A Cumulated Convertible Participating Preferred Shares, par value $1.00 per share (the “Preferred Shares”), will vote for each matter presented for vote at the Annual Meeting on an as-converted to common stock basis as of the Record Date, subject to a cap of 45% of the collective voting power of the total outstanding common stock, Preferred Shares, and any other outstanding security entitled to vote with the holders of our common stock, calculated as provided for in the Investment Agreement, dated as of February 10, 2025 (the "Investment Agreement") with the CD&R Investors and Clayton, Dubilier & Rice Fund XII, L.P., a Cayman Islands exempted limited partnership (solely for the purpose of limited provisions therein). The holders of our common stock and Preferred Shares will vote together as a single class on each matter presented for vote at the Annual Meeting. At the close of business on the Record Date of June 22, 2026, we had 28,832,399 shares of our common stock outstanding, and the holders of the 800,000 Preferred Shares outstanding as of the Record Date will be entitled to an aggregate of 21,466,737 votes.
HOW TO VOTE
You may vote your shares in advance of the Annual Meeting via the Internet, by telephone, by mail, or during the Annual Meeting. If you vote via the Internet, by telephone or plan to vote electronically during the Annual Meeting, you do not need to mail in a proxy card.

Internet	Telephone	Mail	Annual Meeting

In advance of the Annual Meeting, you can visit www.proxyvote.com.	If you received a paper copy of the proxy materials, dial toll-free (1-800-690-6903), or use the telephone number on your voting instruction form.	If you received a paper copy of the proxy materials, send your completed and signed proxy card or voting instruction from the enclosed postage-paid envelope.	Follow the instructions under “How to Vote” to vote electronically during the Annual Meeting. The Annual Meeting at www.virtualshareholder meeting.com/CMCO2026
You will need your 16-digit control number printed on your Notice, proxy card, or voting instructions form to submit your vote.
Beneficial owners should review the proxy materials and their voting instruction form or Notice for how to vote in advance of, and how to participate in, the Annual Meeting. Specifically, if you are a beneficial owner and your voting instruction form or the Notice does not indicate that you may vote the shares through the www.proxyvote.com website, you should contact your bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” (which will contain a 16-digit control number that will allow you to attend, participate in or vote at the Annual Meeting). When accessing our Annual Meeting, please allow ample time for online check-in, as the Annual Meeting is expected to begin promptly at 9:00 a.m. Eastern Time, on Friday, August 14, 2026.

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2026 Proxy Statement

Notice of 2026 Annual Meeting of Shareholders

Banks, brokers and other nominees may not vote on your shares on all matters in the absence of specific voting instructions from you, as outlined in the "Voting Standards" section herein. Please contact your bank, broker or other nominee directly if you have questions about how to provide such voting instructions. A shareholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary at 13320 Ballantyne Corporate Place, Suite D, Charlotte, NC 28277, by appearing at the virtual Annual Meeting and voting their shares or by submitting another duly executed proxy bearing a later date.
QUORUM
In order for business to be conducted at the Annual Meeting, a quorum must be present at the Annual Meeting. Under our Amended and Restated Bylaws (our “By-Laws”), the holders of a majority of the shares issued and outstanding and entitled to vote at the Annual Meeting, present in person or by remote communication, if applicable, or represented by proxy, shall constitute a quorum. Abstentions, broker non-votes and withheld votes will be counted in determining the existence of a quorum but are not counted in the votes cast and will have no effect on the outcome of any proposal as described in the "Voting Standards" section herein. Proxy cards that are executed and returned without any designated voting direction will be voted in the manner stated on the proxy card.
Your vote is important. Regardless of whether or not you plan to participate in the Annual Meeting, we kindly request that you vote as soon as possible. Thank you for your continued support, and we look forward to your participation at the Annual Meeting.
Alan S. Korman
SVP, General Counsel, Corp. Development and Secretary
June 26, 2026

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2026 Proxy Statement

VOTING STANDARDS

Proposal No. 1 Election of Directors
If you do not provide voting instructions, your bank, broker or other nominee may not vote on this matter.
The common stock and Preferred Shares will vote together as a single class on the Director nominees. Each Director nominee will be elected if the votes cast for such Director nominee exceeds the votes cast against such Director nominee. Abstentions and broker non-votes will have no effect on the results of this vote. A majority of votes cast means the number of votes cast “FOR” a Director nominee exceeds the number of votes cast “AGAINST” a Director nominee.
As provided for under our By-Laws, any Director nominee who receives a greater number of votes cast against his or her election than in favor of his or her election is required to immediately tender his or her resignation to the Board for consideration by the Board. Under the process set forth in our By-Laws, our Board will act on the tendered resignation within ninety (90) days from the date of the certification of the election results by the inspector of elections.

Proposal No. 2 Advisory Approval of Our Executive Compensation
If you do not provide voting instructions, your bank, broker or other nominee may not vote on this matter.
The common stock and Preferred Shares will vote together as a single class on the advisory vote approving our named executive officer compensation. The advisory vote approving executive compensation will be determined by the affirmative vote of a majority of shares of common stock and the Preferred Shares (on an as-converted basis) present or represented by proxy and voting on Proposal 2 the Annual Meeting (a majority of votes cast standard). Abstentions and broker non-votes will have no effect on the results of this vote. A majority of votes cast means the number of votes cast “FOR” exceeds the number of votes cast “AGAINST.”
Although this advisory vote is non-binding, our Human Capital, Compensation and Succession Committee and our Board will review the results of the vote. Our Human Capital, Compensation and Succession Committee will consider our shareholders’ preferences and take them into account in making future determinations concerning the compensation of our executives.

Proposal No. 3 Ratification of Independent Registered Public Accounting Firm
If you do not provide voting instructions, your bank, broker or other nominee may only vote on this Proposal 3. No broker non-votes are expected in connection with this proposal.
The common stock and Preferred Shares will vote together as a single class on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027. The proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027, will be approved by the affirmative vote of a majority of shares of common stock and the Preferred Shares (on an as-converted basis) present or represented by proxy and voting on Proposal 3 at the Annual Meeting (a majority of votes cast standard). Abstentions will have no effect on the results of this vote. A majority of votes cast means the number of votes cast “FOR” exceeds the number of votes cast “AGAINST.”

Proposal No. 4 To approve an amendment to the Second A&R 2016 LTIP to increase the number of authorized shares available for issuance under the Second A&R 2016 LTIP
If you do not provide voting instructions, your bank, broker or other nominee may not vote on this matter.
The common stock and Preferred Shares will vote together as a single class on the ratification of the LTIP Proposal. The LTIP Proposal will be approved by the affirmative vote of a majority of shares of common stock and the Preferred Shares (on an as-converted basis) present or represented by proxy and voting on Proposal 4 at the Annual Meeting (a majority of votes cast standard). Abstentions will have no effect on the results of this vote. A majority of votes cast means the number of votes cast "FOR" exceeds the number of votes cast "AGAINST".

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2026 Proxy Statement

Voting Standards

The voting results of the Annual Meeting will be published no later than four business days after the Annual Meeting on a Current Report on Form 8-K filed with the SEC, which will be available in the Investor Relations section of our website at investors.cmco.com. If a proxy card is submitted and no voting instructions are given, the person or persons designated will vote the shares “FOR” the election of the Director nominees, “FOR” the advisory vote on executive compensation, “FOR” the ratification of the appointment of Ernst & Young LLP and “FOR” the LTIP Proposal. As provided for in the Investment Agreement and subject to the terms thereof, at each meeting of the shareholders of the Company, the CD&R Investors have agreed to vote their Preferred Shares and any shares of common stock beneficially owned in favor of each director nominated and recommended by the Board and against any shareholder nominations for director that are not approved and recommended by the Board.
Our management does not presently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if other matters are presented, the accompanying proxy card confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.

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2026 Proxy Statement

TABLE OF CONTENTS

A MESSAGE FROM THE CHAIRMAN AND CEO	i

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS	ii

VOTING STANDARDS	v

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES	1

COMPANY SUMMARY	3

PROPOSAL 1: ELECTION OF DIRECTORS	11

CORPORATE GOVERNANCE	20

DIRECTOR COMPENSATION	33

PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	35

OUR EXECUTIVE LEADERSHIP OFFICERS	36

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	40

DELINQUENT SECTION 16(A) REPORTS	42

EXECUTIVE COMPENSATION	43

COMPENSATION DISCUSSION AND ANALYSIS	43

REPORT ON EXECUTIVE COMPENSATION	58

EXECUTIVE COMPENSATION TABLES	59

HUMAN CAPITAL, COMPENSATION AND SUCCESSION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	69

PAY VERSUS PERFORMANCE	70

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2027	75

REPORT OF THE AUDIT COMMITTEE	77

PROPOSAL 4: APPROVE AN AMENDMENT TO THE SECOND A&R 2016 LTIP TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE SECOND A&R 2016 LTIP	78

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	93

SOLICITATION OF PROXIES	93

SHAREHOLDERS’ PROPOSALS	94

CONTACTING THE BOARD	94

PROCEDURES FOR RECOMMENDING INDIVIDUALS TO SERVE AS DIRECTORS	95

DIRECTOR ORIENTATION AND CONTINUING EDUCATION	95

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	95

EXHIBIT A (AMENDMENT TO THE SECOND AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN)	99

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2026 Proxy Statement

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical or current fact, included in this proxy statement are forward-looking statements. Forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements can be identified by the use of forward-looking words, such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “would,” “should,” “could,” “can have,” “future,” “likely,” “target,” “possible,” “intend” and other words and terms of similar meaning (including their negative counterparts or other various or comparable terminology). For example, all statements we make relating to our plans and objectives for future operations, growth results, or initiatives, including relating to the Kito Crosby Acquisition, strategies, plans for enhancing shareholder value, pending acquisitions, the amount of future dividend payments in fiscal 2027 and beyond are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we currently expect, including:
•industrial economic and general macroeconomic conditions;
•our ability to integrate acquisitions, including the recently completed Kito Crosby Acquisition;
•increased competition with respect to our business, including with respect to our material handling and precision conveyance products;
•our ability to maintain positive perceptions of Columbus McKinnon and its brands;
•price fluctuations and trade tariffs on steel, aluminum and other raw materials, parts and goods purchased to manufacture our products and our ability to pass on price increases to our customers or obtain affected materials, parts or goods;
•our ability to obtain sufficient pricing for our products and services to meet our profitability expectations;
•the scarcity or unavailability of the raw materials and critical components we use to manufacture our products and the impact of such scarcity or unavailability on our ability to operate our business;
•our ability to successfully manage our backlog;
•our ability to maintain relationships with the independent distributors we use to sell our products;
•our ability to continue to attract, develop, engage and retain qualified employees;
•our ability to understand our customers' specific preferences and requirements, and to develop, manufacture and market products that meet customer demand as we expand into additional international markets;
•our ability to manage our indebtedness, including compliance with debt covenant restrictions in our credit facilities and senior secured notes;
•our ability to raise capital in the future and manage the negative effects of inflation on our business;
•our ability to manage the risks of conducting operations outside of the United States, including currency fluctuations, trade barriers, labor unrest, geopolitical conflicts, more stringent labor regulation, tariffs, economic sanctions, export controls, political and economic instability and governmental expropriation;
•a potential ratings downgrade or other negative action by a ratings organization adversely affecting the trading price of our common stock;
•potential product liability, as our products involve risks of personal injury and property damage;
•compliance with federal, state and local environmental protection laws, including regulatory measures meant to address climate change, which may be burdensome and lower our margins;
•our ability to adequately protect our intellectual property and refrain from infringing on the intellectual property of others;
•our ability to adequately manage and rely on our subcontractors and suppliers;

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2026 Proxy Statement

Forward-Looking Statements and Website References

•changes in general economic conditions and the geographic concentration of our locations, which may affect our business;
•our ability to adequately protect our information technology systems from cyberattacks or other interruptions;
•our ability to comply with the U.S. Foreign Corrupt Practices Act and other anti-corruption laws;
•our ability to retain key members of our management team; and
•the volatility of our common stock.
While we believe that the forward-looking statements in this proxy statement are reasonable, we caution that it is very difficult to predict the effect of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2026, filed with the SEC on June 8, 2026 (the “2026 10-K”), our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements herein as well as other cautionary statements that are made from time to time in our other filings with the SEC and public communications. You should evaluate all forward-looking statements made in this proxy statement in the context of these risks and uncertainties.
We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the outcomes or affect us or our operations in the way we expect. The forward-looking statements included in this proxy statement are made only as of the date hereof and are based on our current expectations. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise except to the extent required by applicable law.
Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this proxy statement.

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2026 Proxy Statement

COMPANY SUMMARY
This summary does not contain all the information you should consider in voting your shares. Please read the complete proxy statement prior to making any voting decision.
BUSINESS SUMMARY AND FISCAL 2026 HIGHLIGHTS
Building on more than 150 years of leadership in material handling solutions, Columbus McKinnon is a leading global designer, manufacturer and marketer of intelligent motion solutions to efficiently and ergonomically move, lift, position and secure materials. These are highly relevant professional-grade solutions that solve our customers’ critical material handling requirements to precisely and safely orient materials to enable complex operational processes. The Company is focused on commercial and industrial applications that require the safety, reliability and quality provided by its superior design and engineering know-how.
Several years ago, we set out on our transformation journey to scale our business and create platforms for growth with a holistic portfolio of material handling solutions, further differentiating our business and delivering improved financial results. Building on a leading position in material handling in lifting, we have expanded our platform to also include automation and precision conveyance. The transformative acquisition of Kito Crosby (the "Kito Crosby Acquisition") meaningfully improved the Company's scale by enhancing our collective geographic reach, expanding the lifting securement platform and delivering an enhanced customer value proposition by combining the significant capabilities of both businesses.
As a Company, it is the priority of both the Board and the management team to drive long-term shareholder value through both organic and inorganic means. In connection with our strategic reviews and based upon our discussions with shareholders and independent financial advisors alike, because of our smaller scale, the market valued the Company’s stock price at a discount to our peers. As such, we believe that the Kito Crosby Acquisition presented a unique opportunity to increase our scale in our core Lifting business as well as to drive significant cost synergies from the combined businesses. The Kito Crosby Acquisition is a strategic combination that is designed to significantly increase Columbus McKinnon’s position as a global leader in intelligent motion solutions for material handling by expanding our footprint in safety-critical lifting and rigging technologies. The Kito Crosby Acquisition combines two companies with shared values of safety, quality and operational excellence, while leveraging best practices and technologies to enhance customer excellence. With the cash generation capability of the combined company, we believe we can de-lever quickly, which would then enable an acceleration of our Intelligent Motion Strategy.
In connection with the Kito Crosby Acquisition, the Company received an investment into the business by funds affiliated with Clayton, Dubilier & Rice, LLC ("CD&R") pursuant to their purchase of the Preferred Shares, resulting in their as-converted ownership of approximately 43% of the Company’s equity following completion of the Kito Crosby Acquisition. CD&R is a leading private investment firm with deep experience delivering growth and operational improvement in industrials and manufacturing companies. As a result of the investment in Preferred Shares by CD&R XII Keystone Holdings, L.P., a Cayman Islands exempted limited partnership (together with its affiliated funds, the "CD&R Investors"), a fund managed by CD&R, they have a right to designate three members to the Board. Messrs. Michael Lamach, Nathan K. Sleeper and Andrew Campelli joined the Board upon closing of the Kito Crosby Acquisition and will provide valuable guidance to the Board in its strategic oversight of the integration of the companies and the achievement of synergies by the combined company.
The integration process will involve aligning corporate cultures, consolidating operations and streamlining overlapping functions to reduce costs and improve productivity. The Kito Crosby Acquisition brings together two highly complementary businesses with strong brand portfolios, technical expertise and customer-centric cultures. Kito Crosby, a global leader in lifting and rigging solutions, adds scale and depth to Columbus McKinnon’s offerings. The combined company is expected to benefit from megatrends such as reshoring, infrastructure investment, industrial modernization and automation. Key elements of the integration process include leadership and governance, operational synergies, cultural integration and customer and market strategy.

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2026 Proxy Statement

Company Summary

An Integration Management Office has been formed, comprised of executives from both companies reporting to a Steering Committee led by our President and CEO with oversight provided by the Deal and Integration Sub-Committee (as defined herein) of our Board. This structure will guide the integration, assist in the delivery of synergies and ensure strategic alignment. As the Board believes this integration is a key part of the Company’s near-term strategy and will lead to significant value creation potential, it has continued use of the Deal and Integration Sub-Committee of the Board, consisting of members with substantial experience in operational strategy, M&A integration and finance, to provide oversight to the Steering Committee, providing robust governance and guidance on key matters relating to the integration. The Board is dedicated to providing the guidance required to navigate the integration, focused on two pillars: protecting the base business and customer experience and unlocking synergies to deliver shareholder value.

Hoist & Crane	Lifting Hardware Consumables	Precision Conveyance	Automation	Linear Motion

Hoists and crane components, ranging from powered chain and wire rope hoists to hand chain hoists and lever tools known for safety, reliability and uptime.	Rigging, lifting and securement hardware. Includes lifting chain and wire rope fittings, shackles, blocks and sheaves, load monitoring and traction chain.	Conveyor systems for complex intralogistics solutions, including connecting robots and workspaces with asynchronous conveying technology.	Intelligent drives and controls for lifting, linear motion and conveying systems. Used in intelligent material handling solutions from ceiling to floor across entire product portfolio.	Advanced linear motion solutions, including screw jacks, rotary unions, super cylinders and control systems. Provide precision lifting and positioning capabilities.

Columbus McKinnon delivered 24% net sales growth in fiscal 2026, including 7% Legacy CMCO Net Sales Growth(1), despite a challenging macroeconomic environment and increasing geopolitical pressure in EMEA. Orders also grew over 20% with growth across both the legacy Columbus McKinnon and Kito Crosby portfolios. The Company reported a net loss attributable to the Company of $230 million for fiscal 2026, including a $200 million non-cash goodwill impairment due to the sustained stock price decline, $68 million of deal-related, transaction and integration costs, $37 million in acquisition inventory step-up amortization expense and $24 million of debt extinguishment expense, partially offset by a $103 million gain on sale of the Divestiture (as defined below)(2). Adjusted EBITDA(1) was $181 million for fiscal 2026, even with tariff-related impacts in the first three quarters of the fiscal year.
Additionally, the Company continued to advance its strategic plan, closing the Kito Crosby Acquisition, completing the divestiture of Columbus McKinnon’s legacy U.S. power chain hoist and chain operations (the "Divestiture"), executing on its commercial initiatives, implementing tariff-mitigation actions and advancing its operational improvement plans.
While the Company continues to generate cash flow, the results include significant deal-related costs in fiscal 2026 related to the closing of the Kito Crosby Acquisition, financing of the acquisition, closing of the Divestiture, and related transaction and integration costs. Net cash used for operating activities was $146 million with capital expenditures of $18 million. Excluding the impact of $232 million of deal-related cash payments, Free Cash Flow Excluding Deal Related Costs(1) would have been $68 million.

$1.2B	$181M	$68M
Net Sales	Adjusted EBITDA(1)	Free Cash Flow(1) Excluding Deal Related Costs

(1)Legacy CMCO Net Sales Growth, Adjusted EBITDA and Free Cash Flow Excluding Deal Related Costs are non-GAAP financial measures. See discussion and reconciliation tables for each of these non-GAAP financial measures to the closest corresponding GAAP financial measures at the end of this proxy statement under the heading "Reconciliation of Non-GAAP Financial Measures".
(2)Each expense listed is being presented on a pre-tax basis.

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2026 Proxy Statement

Company Summary

GOVERNANCE HIGHLIGHTS
Our Company is committed to good corporate governance, which promotes the long-term interests of shareholders, strengthens Board and management accountability and helps build public trust.

Board Independence
•Nine of our twelve Directors are independent
•Our Board Chair and Lead Director are both independent directors
•Our CEO is the only management director
•Each of the Audit Committee, Corporate Governance and Nomination Committee and Human Capital, Compensation & Succession Planning Committee are comprised of independent directors only
•All of our Board committees have the ability to hire third-party advisors

Executive Sessions	•The independent Directors regularly meet in executive session •Our independent Board Chair presides at executive sessions of the independent Directors

Other Board and Board Committee Practices
•Separate Board Chair and Chief Executive Officer roles
•Oversight of enterprise risk and overall corporate strategy
•Robust stock ownership guidelines
•Anti-hedging and anti-pledging policies
•Retention of an independent compensation consultant
•Robust clawback provisions, broader than SEC requirements

Board Performance	•Annual Board evaluations •Commitment to Board refreshment and succession planning •Focus on management development and succession planning

Diverse Board Skills and Qualifications	•Rich mixture of educational, professional and experiential backgrounds •Maintenance of rigorous director qualification standards

Director Election Standard	•Voluntarily adopted majority voting standard in uncontested Director elections

Shareholder Rights	•No poison pill •Annual election of all directors, majority voting standard for all Directors (uncontested)

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2026 Proxy Statement

Company Summary

PRINCIPLES OF OUR COMPENSATION PROGRAM
Our executive compensation program is designed to support our business strategy and attract, retain and motivate the performance and continuity of the leadership team, with the ultimate goal of generating strong operating results and delivering solid, sustainable returns to our shareholders. Our executive compensation program is designed to attract and retain highly skilled, performance-oriented executives who thrive in a culture focused on delivering purpose-driven results. We incentivize our senior leaders to deliver the highest levels of execution and business results, while also delivering an exceptional experience and value for our customers. We carry out these objectives through the following attributes of our executive compensation program:
•We align executive compensation with the achievement of operational and financial results, increases in shareholder value and delivering on our strategic initiatives.
•The majority of total compensation for our executives is at-risk and is delivered through short-term and long-term incentive programs that are designed to align their interests with those of our shareholders.
CEO TARGET
2026 COMPENSATION MIX

17%
Base Salary
83%
At-Risk
17%
Annual Incentive
67%
Long-Term Incentive

OTHER NEOS AVERAGE
2026 COMPENSATION MIX

34%
Base Salary
45%
Long-Term
Incentive
66%
At-Risk
21%
Annual Incentive

•Our compensation program is designed to motivate and reward our executives for sustained superior performance through the use of variable compensation tied to short- and long-term results.
•We evaluate the competitiveness and effectiveness of our compensation programs against other comparable companies based on industry, size and other relevant criteria in making compensation decisions.
•Total compensation for individual executives is influenced by a variety of factors, including each executive’s scope of responsibility, individual performance, skill set, experience and expected future contributions.
•We create simple, straightforward compensation programs that our employees and shareholders can easily understand.

What We Do

Pay-for-Performance Philosophy
PSUs with Vesting Subject to Achievement of Key Performance Metrics
Minimum Stock Ownership Policy for Named Executive Officers (“NEOs”)
Double Trigger Equity Acceleration Upon a Change in Control
Independent Consultant Retained by Human Capital, Compensation and Succession Committee
Review of Compensation-Related Risks
Maintain a Clawback Policy Broader than SEC Requirements

What We Do Not Do

No Excise Tax Gross Ups Upon Change in Control
No High Percentage of Fixed Compensation
No Excessive Executive Perquisites
No Tax Gross Ups on Welfare Benefits
No Repricing of Underwater Stock Options Without Shareholder Approval
No Permitted Hedging, Pledging, Short Sales or Derivative Transactions in Company Stock
No Guaranteed Salary Increases or Guaranteed Annual Incentive Bonuses for NEOs

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2026 Proxy Statement

Company Summary

DIRECTOR NOMINEES
The leadership structure of our Board is designed to promote robust oversight, independent viewpoints and the promotion of the overall effectiveness of the Board. Our Corporate Governance and Nomination Committee and our Board have determined that the director nominees possess a broad range of attributes, viewpoints and experiences to effectively oversee Columbus McKinnon’s long-term business strategy.

The following table provides summary information about each director nominee. Biographical information about each nominee for election at our Annual Meeting, are included herein.

						Board Committees

Name	Primary Occupation	Director Since	Age	Independent	Position	Audit	Human Capital, Compensation & Succession	Corporate Governance & Nomination

Gerald G. Colella	Chairman of the Board of MKS Instruments; Former President & Chief Executive Officer of MKS Instruments	2021	69	✓	Board Chair
Kathryn V. Roedel	Director at Generac Holdings; Former EVP, Chief Services and Fulfillment Officer of Sleep Number	2017	65	✓	Lead Director
Chad R. Abraham	Chairman and Chief Executive Officer of Piper Sandler	2021	57	✓	Director
Aziz S. Aghili	Director of Graphic Packaging Holding Company; Former Executive Vice President of Dana Incorporated	2018	67	✓	Director
Jeanne Beliveau- Dunn	Chief Executive Officer and President of Claridad, LLC	2020	66	✓	Director
Andrew Campelli	Partner at CD&R. Serves on as a director on the board of multiple CD&R portfolio companies	2026	47		Director
Michael Dastoor	Chief Executive Officer of Jabil Inc.	2021	60	✓	Director
Michael Lamach	Director of Honeywell International Inc., PPG Industries, Inc., Nucor Corporation. Former Chief Executive Officer of Trane Technologies	2026	63	✓	Director
Nathan K. Sleeper	Chief Executive Officer of CD&R. Serves as a director on the board of multiple CD&R portfolio companies.	2026	52		Director
Chris J. Stephens, Jr.	Former Senior Vice President and Chief Financial Officer of Sealed Air Corporation and Barnes Group	2024	61	✓	Director
David J. Wilson	President & CEO of Columbus McKinnon; Director of Modine Manufacturing Company	2020	57		Director
Rebecca Yeung	Former Corporate Vice President, Operations Science & Advanced Technology of FedEx Corporation	2023	54	✓	Director
Committee Member ㅤ Committee Chair

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2026 Proxy Statement

Company Summary

DIRECTOR NOMINEE HIGHLIGHTS
Director succession planning is a robust and ongoing process at Columbus McKinnon. Our Board regularly evaluates the desired attributes in light of the Company’s strategy and evolving needs. We believe our twelve director nominees bring a diverse and well-rounded range of attributes, viewpoints and experiences. We also believe that they represent an effective mix of deep Company knowledge and fresh perspectives.

Board Independence

9 of 12 director nominees are independent All Board committees are independent.

Mix of Ages	Tenure on CMCO Board

45–54 55–64 65+ Average Age: 60.3; 75% are 65 or younger	0–3 4–6 7+ Average Tenure: 4.1 years

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2026 Proxy Statement

Company Summary

BOARD QUALIFICATIONS AND SKILLS
The following charts show how certain skills, experience, characteristics and other criteria are currently represented on our Board. The chart summarizing skills is not intended to be an exhaustive list for each Director, but instead intentionally focuses on the primary skill sets each director contributes. We believe the combination of the skills and qualifications shown below demonstrates how our Board is well-positioned to provide effective oversight and strategic advice to our management.

Director	M&A	Human Capital Mgmt.	Operations	Brand/NPD	Global Experience	Sales/ Marketing	Finance Expertise

Gerald G. Colella.	✓	✓	✓	✓	✓	✓	✓
Kathryn V. Roedel		✓	✓	✓	✓	✓	✓
Chad R. Abraham	✓	✓	✓	✓	✓	✓	✓
Aziz S. Aghili	✓	✓	✓	✓	✓	✓	✓
Jeanne Beliveau- Dunn	✓	✓	✓	✓	✓	✓	✓
Andrew Campelli	✓	✓			✓		✓
Michael Dastoor	✓	✓	✓		✓		✓
Michael Lamach	✓	✓	✓	✓	✓	✓	✓
Nathan K. Sleeper	✓	✓			✓		✓
Chris J. Stephens Jr.	✓	✓	✓	✓	✓		✓
David J. Wilson	✓	✓	✓	✓	✓	✓	✓
Rebecca Yeung	✓	✓	✓	✓	✓	✓	✓
Total	11	12	10	9	12	8	12

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2026 Proxy Statement

Company Summary

SHAREHOLDER ENGAGEMENT
We approach shareholder engagement as an integrated, year-round process involving senior management and our investor relations team, as well as other subject matter experts as appropriate. We are committed to continuing meaningful engagement with these stakeholders. Specifically, we engage in continuous outreach throughout the year to discuss the issues that are important to them, listen to their expectations and share our views. During our discussions, we also seek to provide visibility and transparency into our business, our performance and our corporate governance and compensation practices. We report feedback to our Board to help them respond to shareholders’ concerns and feedback.
Beginning in fiscal 2024, we enhanced our shareholder engagement process by implementing a formal outreach program, including proactive outreach to our largest shareholders to discuss governance, compensation and environmental, social and governance ("Sustainability")-related matters. The Board and senior management team value our shareholders’ perspectives and feedback on our business, corporate governance, compensation and other Sustainability matters. We believe that developing a two-way dialogue with investors is important to create further transparency for those holders and enables both our Board and management teams to make more informed decisions on topics of importance to our shareholders.
Last year, the Company continued its comprehensive engagement with shareholders to gather feedback and discuss corporate governance and executive compensation matters with shareholders that owned a majority of shares outstanding as of the date of outreach. In fall of 2025, the Company engaged shareholders representing approximately 69% of total shares outstanding to create a dialogue on the Company's policies and practices.
As a result of this feedback, in addition to the feedback we received from our shareholders during our 2025 proxy season outreach, the Company took steps to provide additional details on the strategic component of its executive compensation program, including its annual incentive plan, as well as its pay-for-performance culture, including awarding retention bonuses in fiscal 2027 that will cliff vest in three years if synergy targets are achieved and introducing pay for performance for Company employees at certain levels below the Executive Leadership Team level.
SHAREHOLDER ENGAGEMENT CYCLE

Engagement Post-Proxy Filing
Shareholder engagement with investors requesting more information on major topics of interest. Targeted shareholder outreach on specific proposals to share additional color and transparency. Collect information on key topics of interest to address at the Annual Meeting.

Feedback and Proxy Results
Discuss voting results on proposals following the Annual Meeting. Share key learnings with the respective Board committees regarding investor feedback and proxy advisory insights.

Board Review and Evaluation
Share key learnings and questions from investors with the respective Board committees to highlight questions, concerns and suggested enhancements. Board committees take this feedback into account in their annual evaluation of the Company's program.
Off-Season Engagement Robust outreach with shareholders to drive two-way communication on governance, compensation, Sustainability and other related matters.

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2026 Proxy Statement

PROPOSAL 1:
ELECTION OF DIRECTORS
The Board is elected annually by shareholders to oversee the long-term health, overall success and financial strength of the Company’s business. The Corporate Governance and Nomination Committee is responsible for considering candidates for the Board and recommending director nominees to the Board.
Our Board believes that its overriding responsibility is to offer oversight, guidance and the benefit of its collective experience to help our management understand the risks confronting and opportunities available to our Company. In furtherance of this responsibility, our Board has adopted a General Corporate Governance Policy setting forth certain policies, guidelines and procedures which it deems important to successful satisfaction of this responsibility.
These policies and procedures include guidelines as to the eligibility, independence, evaluation, education, succession planning, compensation and indemnification of our directors, as well as with respect to specific transactions requiring the prior formal approval of our Board. A copy of our General Corporate Governance Policy is posted on the Investor Relations section of the Company’s website at investors.cmco.com.
In connection with the Kito Crosby Acquisition, we entered into the Investment Agreement which provides that the CD&R Investors (i) may designate three directors, for so long as the CD&R Investors beneficially own common stock equal to at least 25% of the outstanding shares of common stock, (ii) may designate two directors, for so long as the CD&R Investors beneficially own common stock equal to at least 15% but less than 25% of the outstanding shares of common stock and (iii) may designate one director, for so long as the CD&R Investors beneficially own common stock equal to at least 5% but less than 15% of the outstanding shares of common stock, in each case, determined on an as-converted basis and calculated in accordance with the Investment Agreement. Three of the director nominees, Andrew Campelli, Michael Lamach and Nathan K. Sleeper, were designated by the CD&R Investors.
NEW BOARD DEVELOPMENTS

Mr. Andrew Campelli	Mr. Andrew Campelli was appointed as a member of the Board of Directors in February of 2026.

Mr. Michael Lamach	Mr. Michael Lamach was appointed as a member of the Board of Directors and joined the Corporate Governance and Nomination Committee in February of 2026.

Mr. Nathan K. Sleeper	Mr. Nathan Sleeper was appointed as a member of the Board of Directors in February of 2026.
ELECTION OF DIRECTORS
The Board, upon the recommendation of its Corporate Governance and Nomination Committee, has nominated each of the Directors named for election at the Annual Meeting. Such individuals were selected based on their broad experience, wisdom, integrity, alignment with our values, understanding of the business environment, appreciation for strong ethics and appropriate corporate governance and their willingness to devote adequate time to their Board duties. The experience, qualifications, attributes and skills that led the Corporate Governance and Nomination Committee to conclude that each person should be nominated to serve as a Director are discussed in more detail below. The nominees included below are each standing for election for one of the twelve positions on our Board.

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2026 Proxy Statement

Proposal 1

The Directors are to be elected at each annual meeting of shareholders and to serve for a term of one year or until their successors are duly elected and qualified. Each of the Directors attended at least 75% of (i) the Board meetings during that Director's tenure on the Board and (ii) the meetings of the committees of the Board on which that Director served during that Director's tenure on the Board that were held in fiscal 2026.
Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted "FOR" the election as Directors of Gerald G. Colella, Kathryn V. Roedel, David J. Wilson, Aziz A. Aghili, Jeanne Beliveau-Dunn, Michael Dastoor, Chad R. Abraham, Rebecca Yeung, Andrew Campelli, Michael Lamach, Nathan K. Sleeper and Chris J. Stephens, Jr. If any of these nominees should become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as the Board shall designate. The Board has no reason to believe that any of these nominees will be unable or unwilling to serve if elected to office.
Each of the twelve individuals nominated for election to the Board would hold office until the 2027 Annual Meeting of Shareholders (the "2027 Annual Meeting") and until his or her successor is elected and qualified. Each nominee has agreed to serve as a Director if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, the Board may reduce the number of Directors that serve on the Board or choose a substitute nominee in accordance with our By-Laws. If a substitute nominee is chosen and you have submitted your proxy, the proxy holders may vote your shares for the substitute nominee in their discretion, however, a shareholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary at 13320 Ballantyne Corporate Place, Suite D, Charlotte, NC 28277, by appearing at the virtual Annual Meeting and voting their shares, or by submitting another duly executed proxy bearing a later date.

Chad R. Abraham Director Since: November 2021 Age: 57 Principal Occupation: Chairman & CEO of Piper Sandler Board Committees: Member of Audit Committee
Chad Abraham was appointed an independent Director of the Company in November 2021. He serves on the Audit Committee. Mr. Abraham’s deep understanding of the industrial landscape, experience as Chief Executive Officer of a public company, and track record of fostering transformation and growth are invaluable to Columbus McKinnon and significant additions to our Board.
Mr. Abraham is currently Chairman and Chief Executive Officer of Piper Sandler (NYSE: PIPR). He became Chief Executive Officer in 2018 and was appointed Chairman of Piper Sandler’s Board of Directors in May 2019.
Mr. Abraham joined Piper Sandler in 1991 as an investment banking analyst in the technology sector. Following that role, he initiated and grew Piper Sandler’s presence in Menlo Park, CA, and later advanced to the head of capital markets. In 2010, he was promoted to Global Co-Head of Investment Banking and Capital Markets before he was appointed Chair and Chief Executive Officer in 2018.
Mr. Abraham holds a bachelor’s degree in economics and political science from Northwestern University.
Qualifications
Mr. Abraham is an audit committee financial expert on our Board and his qualifications to serve as a member of the Board include his senior leadership and public company board and governance experience, his financial and accounting experience as Chief Executive Officer and a track record of fostering transformation and growth.

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Proposal 1

Aziz S. Aghili
Director Since: May 2018
Age: 67
Principal Occupation: Retired from Dana Incorporated as Executive Vice President of Dana and President of Dana’s Commercial Vehicle Drive and Motion Systems in June 2024
Board Committees: Chair of Corporate Governance and Nomination Committee and Member of Human Capital, Compensation and Succession Committee

Aziz Aghili was appointed an independent Director of the Company in May 2018. He served on the Audit Committee from July 2022 through February 2023. He serves on the Human Capital, Compensation and Succession Committee as well as the Corporate Governance and Nomination Committee and was appointed Chair of the Corporate Governance and Nomination Committee in February 2023. Mr. Aghili retired from his position as the Executive Vice President of Dana and President of Dana’s Commercial Vehicle Drive and Motion Systems in June 2024, a position in which he has served since October 2023. Mr. Aghili has also served on the Board of Directors of Graphic Packaging Holding Company (NYSE: GPK) since 2022 and as an independent director on the board of NFI Group Inc. (TSX: NFI, OTC: NFYEF, TSX: NFI.DB) since January 2025.
Mr. Aghili joined Dana in 2009 as President of Dana Europe and was named President of Dana Asia-Pacific in 2010. Prior to joining Dana, Mr. Aghili held various leadership roles over his 20-year tenure with ArvinMeritor, where he most recently served as Vice President and General Manager of Body Systems. While at ArvinMeritor, he held strategic leadership positions worldwide, including Vice President and General Manager of Asia Pacific and Vice President of Global Procurement, Commercial Marketing and Business Development - Asia Pacific. Before joining ArvinMeritor, he worked for Nissan Motor Company and General Electric Plastics.
Mr. Aghili holds a bachelor’s degree in mechanical engineering from Teesside Polytechnic University in the United Kingdom. He also holds graduate diplomas in business administration from the University of New South Wales and international management and business administration from the INSEAD Business School in France.
Qualifications
Mr. Aghili’s qualifications to serve on the Board include his senior leadership and corporate governance experience, his global manufacturing and operations experience in motion and electronic drive products, and his background in operational excellence.

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Proposal 1

Jeanne
Beliveau-Dunn
Director Since: March 2020
Age: 66
Principal Occupation: Chief Executive Officer and President of Claridad, LLC
Board Committees: Chair of Human Capital, Compensation and Succession Committee, Member of Corporate Governance and Nomination Committee, and Member and Lead of Cybersecurity sub- committee

Jeanne Beliveau-Dunn was appointed an independent Director of the Company in March 2020. She serves as Chair of the Human Capital, Compensation and Succession Committee, and is a member of the Corporate Governance and Nomination Committee. She also serves as the lead on the Cybersecurity Sub-Committee.
Ms. Beliveau-Dunn is currently the Chief Executive Officer and President of Claridad LLC, a software and services company focused on automated logistics, Cybersecurity and AI, a position she has held since 2018. Ms. Beliveau-Dunn serves on the Board of Directors for Edison International (NYSE: EIX), a generator and distributor of electric power since joining in 2019. She is also Chair of the Board of Directors of Crewdle.ai where she has served as a Director since April 2022 and was appointed to her current position in February 2026. Additionally, from 2017 until May 2025, she served on the Board of Directors of Xylem Inc. (NYSE: XYL), an industrial water solutions technology company.
Ms. Beliveau-Dunn advises tech start-ups in AI, logistics automation and Cybersecurity and works on the cutting edge of industrial tech. She is the Founder of the IoT Talent Consortium (Internet of things), a non-profit, leading Industrial and tech companies' partnerships on industrial automation. She has also been a National Association of Corporate Directors fellow since 2019
Before her position with Claridad LLC, Ms. Beliveau-Dunn was the Vice President and General Manager of Cisco Systems Inc. (Nasdaq: CSCO), a global developer, manufacturer, and seller of high-tech products and services in networking hardware, software, telecommunications equipment and security. During her tenure with Cisco, she held several leadership positions, including VP and General Manager of Cisco’s most profitable business, Product Marketing, Global Channels and Sales until April 2018. She was also the founder and leader of the Internet Business Solutions Group.
Ms. Beliveau-Dunn holds a Bachelor of Science degree in marketing, business law, and computer science from the University of Massachusetts. She also completed the Executive MBA and business leadership programs from Massachusetts Institute of Technology and Harvard Business School. She is highly recognized by several organizations, including Women Inc., "Most Influential Corporate Directors" in 2018, Silicon Valley Business Journal "Women of Influence" in 2015, and the 2023 NACD Directorship 100. She also regularly engages in Stanford’s Governance program for directors.
Qualifications
Ms. Beliveau-Dunn brings immense value to Columbus McKinnon from 30 years of experience as a transformational executive and business leader in technology and industrial automation. She has extensive experience in building and running large global businesses, infrastructure, cybersecurity, AI, SaaS and manufacturing. She led product and services businesses and ran marketing, business operations, and employee and leadership development. She has experience in the acquisition and integration of notable companies and worked extensively with the investor community. She also has public company board, compensation, audit and governance experience.

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2026 Proxy Statement

Proposal 1

Kathryn V. Roedel
Director Since: October 2017
Elected Lead Director April 1, 2023
Age: 65
Principal Occupation: Retired from Sleep Number Corporation as EVP, Chief Services and Fulfillment Officer
Board Committees: Lead Independent Director and Member of Human Capital, Compensation and Succession Committee and Corporate Governance and Nomination Committee

Kathryn Roedel was appointed an independent Director of the Company in October 2017. She serves as Lead Independent Director and is a member of the Human Capital, Compensation and Succession Committee and Corporate Governance and Nomination Committee. She served as the Chair for the Corporate Governance and Nomination Committee and as a member of the Human Capital, Compensation and Succession Committee, as well as a member of the Audit Committee, until her election as Lead Independent Director on April 1, 2023. Ms. Roedel has also served as a member of the Board of Directors of Generac Holdings, Inc. (NYSE: GNRC) since 2016.
Ms. Roedel was the EVP, Chief Services and Fulfillment Officer at Sleep Number Corporation (Nasdaq: SNBR) until her retirement in 2016. Ms. Roedel held various leadership positions over her 11 years, including EVP, Products and Services and SVP, Global Supply Chain Officer. Ms. Roedel served on the Executive Board of the International Sleep Products Association as Vice Chair and Chair from 2013 to 2015. Prior to her tenure at Sleep Number, she held VP and General Management operating roles at General Electric, spanning 22 years in ‘B2B’ businesses, including GE Healthcare and GE Information Services. Ms. Roedel serves as Executive Co-Chair for the Minnesota Chapter of Women Corporate Directors.
Ms. Roedel holds a Bachelor of Science degree in mechanical engineering from Michigan State University.
Qualifications
Ms. Roedel’s qualifications to serve on the Board include her senior leadership, public company board and governance experience, and her international supply chain experience, as well as her experience with strategy, risk management, technology development, regulatory compliance and leadership development. She is a recognized leader in Corporate Governance with honors, including the 2022 NACD Directorship 100 and 2019 Outstanding Directors by Twin Cities Business Magazine.

Andrew Campelli Director Since: February 2026 Age: 47 Principal Occupation: Partner, CD&R
Andrew Campelli was appointed Director of the Company in February 2026. Mr. Campelli is a partner at CD&R, a position he has held since July 2021. Since joining CD&R in 2015, Mr. Campelli has played a key role in building out the ﬁrm’s industrials investment practice and serves as a member of CD&R’s Inclusion Committee. Mr. Campelli also serves on the Board of Directors of several CD&R portfolio companies, including Artera Services, BrandSafway and Indicor, each a privately-held company.
Prior to joining CD&R, Mr. Campelli held investment and financing positions at Sageview Capital, Duquesne Capital Management, KKR and the investment banking division of Goldman Sachs & Co.
Mr. Campelli has a Bachelor of Arts degree in economics from Harvard College.
Qualifications
Mr. Campelli’s qualifications to serve on the Board include his senior leadership, board and governance experience, as well as extensive experience in finance, strategy and corporate development across the industrial sector. Through his private equity career, Mr. Campelli has led initiatives focused on operational excellence, commercial effectiveness, pricing, procurement and productivity improvement.

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Proposal 1

Gerald G. Colella
Director Since: November 2021
Appointed Board Chair on April 1, 2023
Age: 69
Principal Occupation: Chairman MKS Instruments
Board Committees: Member of Human Capital, Compensation and Succession Committee

Mr. Colella was appointed Independent Director of the Company in November 2021. He serves on the Human Capital, Compensation and Succession Committee and previously served on the Corporate Governance and Nomination Committee until his appointment as Chairman on April 1, 2023. Mr. Colella also serves as the Chairman of the Board for MKS Instruments (Nasdaq: MKSI), a global provider of instruments, systems, subsystems and process control solutions that measure, monitor, deliver, analyze, power and control critical parameters of advanced manufacturing processes. He is a member of the University of Massachusetts Board of Trustees, Vice Chair of the University of Massachusetts Compensation Committee and Treasurer of the UMass Building Authority. Previously, he served on the Board of Directors for GCP Applied Technologies.
In 2020, Mr. Colella retired as President and CEO of MKS after spending 36 years advancing through progressively challenging positions. His experience spans from Vice President of Worldwide Operations to Chief Business Officer and later Chief Operating Officer. During this time, he oversaw all aspects of the business, preparing him for his successful tenure as President and CEO.
Mr. Colella holds a bachelor’s degree in secondary education and teaching from the University of Lowell and an MBA from Southern New Hampshire University. He also holds an honorary doctorate from the University of Massachusetts.
Qualifications
Mr. Colella’s qualifications to serve on the Board include his senior leadership and governance experience, his financial and accounting leadership and deep industrial technology experience, combined with his track record of expanding into new geographies and markets while delivering sustainable and profitable growth.

Michael Dastoor Director Since: May 2021 Age: 60 Principal Occupation: Chief Executive Officer Jabil Inc. Board Committees: Member of Audit Committee
Michael Dastoor was appointed an independent Director of the Company in May 2021. He serves as a member of the Audit Committee and served as Chair of the Audit Committee until July 2024. He also served on the Human Capital, Compensation and Succession Committee from July 2022 through February 2023. Mr. Dastoor has served as the Chief Executive Officer of Jabil Incorporated (NYSE: JBL) ("Jabil"), a global manufacturing services company, since 2024. He served as Executive Vice President and Chief Financial Officer of Jabil from 2018 to 2024. He held multiple leadership roles across Jabil’s global markets since joining Jabil in 2000, including serving as Senior Vice President, Controller from 2010 to 2018.
Prior to joining Jabil, Mr. Dastoor worked for seven years as Regional Chief Financial Officer at Inchape plc (LSE: INCH).
He holds degrees in finance and accounting from the University of Mumbai (formerly the University of Bombay) and is a chartered accountant through the Institute of Chartered Accountants in England and Wales, where he spent six years in auditing covering the United Kingdom and Europe.
Qualifications
Mr. Dastoor is an audit committee financial expert on our Board and his qualifications to serve on the Board include his senior executive leadership skills and governance experience, his financial and accounting leadership for the engineering services, electronics manufacturing and automotive industries and his international experience, particularly in the Southeast Asia and Latin America regions.

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Proposal 1

Michael Lamach
Director Since: February 2026
Age: 63
Principal Occupation: Retired Executive Chair and Chief Executive Officer of Trane Technologies (formerly Ingersoll Rand)
Board Committees: Member of Corporate Governance and Nomination Committee

Michael Lamach was appointed Director of the Company in February 2026. Mr. Lamach has been engaged as an Operating Advisor to the CD&R funds since 2022 where he focuses on the industrials sector. He currently serves on the Board of Directors of Honeywell (Nasdaq: HON), PPG Industries (NYSE: PPG) and Nucor Corporation (NYSE: NUE). He also served as Chair of the National Association of Manufacturers from 2019 to 2021. Mr. Lamach has a demonstrated track record of driving growth, sustainable value creation and innovation in the industrials sector with 30 years of experience as a senior leader in manufacturing businesses.
Mr. Lamach was previously the Executive Chair and Chief Executive Officer of Trane Technologies (NYSE: TT), formerly Ingersoll Rand (NYSE: IR), a global leader in climate control and climate focused innovations for buildings, homes and transportation. He joined Ingersoll Rand in 2004 as President of the Security Technologies Sector and served in several leadership positions before assuming the role of Chairman and Chief Executive Officer in 2010. Under his leadership, Ingersoll Rand completed multiple strategic evolutions, including the 2020 divestiture of the industrial segment to Gardner Denver to create a new Ingersoll Rand Inc. Following the transaction, he continued to lead the remaining business, Trane Technologies, as Chairman and CEO from February 2020 to July 2021 and as Executive Chairman from July 2021 until his retirement in December 2021.
Before his time with Ingersoll Rand, Mr. Lamach spent 17 years in a variety of management positions within Johnson Controls International PLC.
Mr. Lamach graduated from Michigan State University with a Bachelor of Science degree in engineering and earned an MBA from Duke University.
Qualifications
Mr. Lamach's qualifications to serve on the Board include his deep knowledge in sustainability, engineering, M&A and operations based on three decades of leadership roles. He has significant experience in corporate governance, strategic leadership and operational transformation as a public company Chief Executive Officer, as well as strategy and executive leadership experience.

Nathan K. Sleeper Director Since: February 2026 Age: 52 Principal Occupation: Chief Executive Officer, CD&R
Nate Sleeper was appointed Director of the Company in February 2026. Mr. Sleeper is the Chief Executive Officer of CD&R, a leading private investment ﬁrm, a position he has held since January 2020. He also chairs the firm’s Executive Committee and is a member of its Investment and Compliance Committees. Mr. Sleeper leads the ﬁrm’s industrials investment vertical and is responsible for the firm’s operations. Since joining CD&R in 2000, Mr. Sleeper has been involved in a significant number of the firm’s investments and currently serves on the Board of Directors of many of its industrial portfolio companies.
Prior to CD&R, Mr. Sleeper worked in the investment banking division of Goldman Sachs and at Tiger Management, an investment firm.
Mr. Sleeper has an MBA from Harvard Business School and a Bachelor of Arts degree from Williams College. He is a member of the Business Council, serves on the Williams College Board of Trustees and is Chair of the Investment Committee for the college’s endowment.
Qualifications
Mr. Sleeper's qualifications to serve on the Board include broad-based experience across industrial company operations, strategy and corporate development as well as executive leadership and governance experience. He has extensive experience working with industrial manufacturing, automation and engineered‑systems companies through his investment and portfolio oversight roles at CD&R. His exposure to global industrial supply chains, precision manufacturing and safety‑critical product environments aligns closely with the Company’s core markets and operational footprint.

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Proposal 1

Chris J. Stephens, Jr. Director Since: March 2024 Age: 61 Principal Occupation: Retired from Sealed Air Corporation as SVP and Chief Financial Officer Board Committees: Chair of Audit Committee
Chris J. Stephens Jr. was appointed an independent Director of the Company in March 2024. He serves as the Chair of the Audit Committee. He previously served on the Board of Directors of PGT Innovations (NYSE: PGTI) ("PGTI"), a national leader in premium windows and doors, from 2023 until PGTI was acquired by MITER Brands in early 2024. He is also a member of Fairfield University’s Dolan School of Business Advisory Board.
Mr. Stephens is a seasoned, global industrial leader. He served as SVP & Chief Financial Officer of Sealed Air from January 2021 until his retirement in April 2023. Prior to Sealed Air, he served as SVP & Chief Financial Officer of Barnes Group. In his Chief Financial Officer roles, he was a critical leader driving strategic transformation to deliver growth and operating leverage.
Prior to his time at the Barnes Group, Mr. Stephens also served in a variety of Finance and P&L leadership roles at Boeing and Honeywell. He has demonstrated an extensive career track record in financial leadership and business transformation knowledge, including mergers and acquisitions across the aerospace, industrial and manufacturing sectors.
A Certified Public Accountant, Mr. Stephens earned an MBA from Virginia Tech’s Pamplin School of Business and a bachelor’s degree in accounting from King’s College.
Qualifications
Mr. Stephens is an audit committee financial expert on our Board and his qualifications to serve on the Board include his senior leadership and public company board and governance experience, his 35 years of experience in financial and operational leadership and his track record of executing business transformation and growth both organically and through M&A in attractive target end markets.

David J. Wilson Director Since: June 2020 Age: 57 Principal Occupation: President and Chief Executive Officer of Columbus McKinnon
David Wilson joined Columbus McKinnon on June 1, 2020, as President and Chief Executive Officer. Prior to joining Columbus McKinnon, Mr. Wilson served as President of Flowserve Corporation’s Pumps Division from 2018 to 2020. He joined Flowserve in 2017 as the President of Flowserve’s Industrial Products Division. Prior to Flowserve, Mr. Wilson was President of the Industrial segment of SPX FLOW, Inc. He was with SPX Corporation, and subsequently SPX FLOW, between 1998 and 2017 progressing through a series of promotions that included the leadership of several global operating businesses and six years in Asia serving as the President of Asia Pacific. Mr. Wilson also led several successful corporate development initiatives while serving as Vice President of Business Development for multiple businesses. Before joining SPX, he held operating and engineering leadership positions at Polaroid Corporation.
In addition to serving as a Director on our Board, Mr. Wilson has served on the Board of Directors of Modine Manufacturing Company (NYSE: MOD) since 2022 and serves on the Board of Directors of the National Association of Manufacturers. He also serves on the Board of Trustees of the Manufacturers Alliance. Mr. Wilson previously served on the Hydraulic Institute Board of Directors and the Maine College of Art (MECA) Board of Trustees. Mr. Wilson is a recipient of Shanghai, China’s prestigious Silver (2011) and Gold (2013) Magnolia Awards and served as an Officer and Executive Committee Member of the Pan Asia Chapter of the Young Presidents’ Organization.
Mr. Wilson holds a Bachelor of Science degree in electrical engineering from the University of Massachusetts and studied for a master’s degree in business administration at the F.W. Olin Graduate School of Business at Babson College. Mr. Wilson also completed graduate-level coursework at Tsinghua University in Beijing, China, and at the University of Lausanne/IMD in Lausanne, Switzerland.
Qualifications
Mr. Wilson’s qualifications to serve on the Board include his senior leadership, operational excellence and customer-centric commercial experience, international and business development skills, and demonstrated track record for delivering results.

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Proposal 1

Rebecca Yeung
Director Since: January 2023
Age: 54
Principal Occupation: Venture Partner, Silicon Foundry (a Kearney company)
Former Corporate Vice President, Operations Science & Advanced Technology at FedEx Corporation
Board Committees: Member of Corporate Governance and Nomination Committee

Rebecca Yeung was appointed an independent Director of the Company in January 2023. She serves on the Corporate Governance and Nomination Committee. Ms. Yeung’s deep understanding of the industrial landscape and strategic insights and skills adds a valuable perspective to our Board.
Ms. Yeung brings to the Board nearly 30 years of global experience in both strategy and operations technology, and enterprise transformation. Ms. Yeung currently serves as Venture Partner at Silicon Foundry (a Kearney company) and strategic advisor to robotics and AI companies.
The majority of her career has been at FedEx Corporation (NYSE: FDX) ("FedEx") in various roles from 1998 to 2024. Most recently, Ms. Yeung served as Corporate VP, Operations Science & Advanced Technology and a member of FedEx’s Strategic Management Committee — the company’s c-suite leadership team between 2021 and 2024. She also served in various marketing, corporate strategy and technology-driven transformation roles including Manager, Strategic Programs; Staff Director, Service Experience & Operations Technology; VP Advanced Technology and Innovation. Prior to joining FedEx, she was a Management Consultant at the China-Britain Consulting Group in Shanghai, China.
In addition to serving as a Director on our Board, Ms. Yeung has served on the Board of Directors of Royal Caribbean Group (NYSE: RCL) from March 2023 to May 2026.
Ms. Yeung is a graduate of Fudan University, Shanghai, China, and has an MBA from the Robert H. Smith School of Business, University of Maryland. She also completed AI and governance leadership programs from Massachusetts Institute of Technology and The Wharton School.
Qualifications
Ms. Yeung’s qualifications to serve on the Board include her deep supply chain and operations technology background, particularly AI-enabled robotics, warehouse and supply chain automation, and data-driven logistics optimization; global experience; and strategic skills, combined with her deep knowledge of Asia. enhance the growth acumen and depth of our Board and provide insights into the megatrends of automation and digitization. In 2024, Ms. Yeung was recognized by Reuters Events as Top 20 Trailblazing Women in Enterprise AI who demonstrates real influence, impact and leadership in large scale enterprise AI deployment.

PROPOSAL 1	The Board of Directors Recommends a Vote "FOR" Each of the Director Nominees.	FOR

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CORPORATE GOVERNANCE
Effective corporate governance is essential for maximizing long-term value for our shareholders. Our Board is committed to maintaining the highest standards of corporate governance. We review our corporate governance policies and practices and compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We also consider the rules of the SEC and the listing standards and rules of the Nasdaq Stock Market ("Nasdaq"). Our beliefs have been grounded in being a values-based, ethically led organization, and it is this foundation that continues to influence our decisions and leadership.
Our governance structure is set forth in our General Corporate Governance Policy and other key governance documents that outline the composition, operations and responsibilities of the Board. The General Corporate Governance Policy is reviewed at least annually and updated as appropriate in response to evolving best practices, regulatory requirements, feedback from our annual Board evaluations and recommendations made by our shareholders, all with the goal of supporting and effectively overseeing our ongoing strategic transformation.
The General Corporate Governance Policy embodies many of our long-standing practices, policies and procedures, which collectively form a corporate governance framework that promotes the long-term interests of our shareholders, promotes responsible decision-making and accountability and fosters a culture that allows our Board and management to pursue Columbus McKinnon’s strategic objectives.
GENERAL CORPORATE GOVERNANCE POLICY
Our Board believes that its primary responsibility is to offer guidance and the benefit of its collective experience to help our management understand the risks confronting and opportunities available to our Company. In furtherance of this responsibility, our Board has adopted a General Corporate Governance Policy setting forth certain policies, guidelines and procedures which it deems important to the successful satisfaction of this responsibility.
These policies and procedures include guidelines as to the eligibility, independence, evaluation, education, succession planning, compensation and indemnification of our Directors, as well as with respect to specific transactions requiring the prior formal approval of our Board. A copy of our General Corporate Governance Policy is posted on the Investor Relations section of the Company’s website at investors.cmco.com.
BOARD LEADERSHIP STRUCTURE
The leadership structure of our Board is designed to promote robust oversight, independent viewpoints and the promotion of the overall effectiveness of the Board. Our Board regularly reviews its leadership structure, included as part of our annual Board self-evaluation process, to evaluate our leadership structure to ensure that it continues to provide an appropriate structure for our Company and shareholders. A Chair rotation and succession schedule is reviewed and updated annually by the Board in addition to the Board Chair conducting individual reviews with the Directors on their interests and thoughts around Chair candidates, rotation and succession.
We believe our current leadership structure is the appropriate structure for our Company at this time. The Board regularly evaluates the composition of the Board to ensure an appropriate mix of skills, experiences and a broad range of perspectives to effectively oversee the strategic direction of the Company and consider its leadership structure as part of this evaluation process. In 2023, the Board refreshed its committee structure, appointed a new Board Chair and Lead Independent Director.
The roles of the Company’s Chair of the Board and President and Chief Executive Officer have been served by separate individuals since 1998. This leadership structure supports our belief that it is the President and Chief Executive Officer’s responsibility to manage the Company and the Chair’s responsibility to manage the Board. Since August 2005, the Chair of the Board has been filled by an independent Director except between January 10, 2020, to June 1, 2020, where both roles were filled by Richard H. Fleming on an interim basis until the Board appointed Mr. Wilson as Chief Executive Officer. As directors continue to have more oversight responsibilities than ever before, we believe it is beneficial to have an independent Chair whose sole job is

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leading the Board. We believe over the years that our President and Chief Executive Officer and Chair of the Board have had an excellent working relationship. By separating the roles of the Chair of the Board and President and Chief Executive Officer positions, we seek to ensure there is no duplication of effort between them. We believe this provides strong leadership for our Board, while also positioning our President and Chief Executive Officer as the leader of the Company in the eyes of our customers, employees and other stakeholders.
BOARD INDEPENDENCE
Providing objective, independent judgment is at the core of the Board's oversight function. The Nominating and Governance Committee conducts an annual review of the independence of the Directors and reports its findings to the full Board.
For a director to be considered independent, the Board must determine that the director does not have any material relationships with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with Columbus McKinnon, other than as a director and shareholder that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Material relationships can include vendor, supplier, consulting, legal, banking, accounting, charitable and family relationships, among others. The Board’s assessment of independence is based on information derived from Columbus McKinnon’s books and records and responses to questionnaires completed by the directors and officers in connection with the preparation of this proxy statement.
Our Board has determined that Gerald G. Colella, Kathryn V. Roedel, Chad R. Abraham, Aziz S. Aghili, Jeanne Beliveau-Dunn, Michael Dastoor, Michael Lamach, Chris J. Stephens, Jr. and Rebecca Yeung are independent within the meaning of the Nasdaq Listing Rules as currently in effect as described above. In making this determination, our Board considered the relationship that Mr. Lamach has with CD&R and certain of its affiliates, including the CD&R Investors, as a result of the CD&R Investors’ investment in our Company in February 2026 pursuant to the Investment Agreement. Furthermore, the Board considered that Mr. Lamach has substantial experience on other prominent public company boards, including with respect to corporate governance matters and is not party to any agreement with the CD&R Investors that obligates him to vote in any specific way on Board matters. After considering the nature of such relationships and the related facts, our Board determined that Mr. Lamach’s affiliation with CD&R and certain of its affiliates does not compromise his ability to exercise independent judgment in carrying out his responsibilities as a director. In addition, our Chair of the Board, Lead Independent Director, and each member of the Audit Committee, the Corporate Governance and Nominating Committee and the Human Capital, Compensation and Succession Committee are independent.
BOARD COMPOSITION AND SKILLS
Our Corporate Governance and Nomination Committee is responsible for developing the general criteria, subject to approval by our Board, for use in identifying, evaluating and selecting qualified candidates for election or re-election to the Board. The Governance and Nomination Committee annually reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board, including reviewing and updating a Board competency skills matrix for each Director. The Governance and Nomination Committee, in recommending candidates for election or re-election to the Board, seeks to create a Board that is strong in its collective knowledge and has a broad range of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge, corporate governance and global markets.
When the Corporate Governance and Nomination Committee reviews a potential new candidate, it looks specifically at the candidate’s qualifications in light of the needs of the Board and the Company at that time, given the attributes of the existing Directors.
As set forth in its charter, the Corporate Governance and Nomination Committee has the responsibility to ensure that the composition of the Board includes appropriate breadth, depth and range of experience and capabilities. In identifying candidates for Director, the Corporate Governance and Nomination Committee and the Board consider (i) the comments and recommendations of Directors made in connection with the Board’s annual self-evaluation regarding the qualifications and effectiveness of the existing Board or additional qualifications that may be required when selecting new Board members, (ii) requisite expertise and backgrounds with respect to the Board's overall composition, (iii) the independence of outside Directors and other possible conflicts

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of interest of existing and potential members of the Board and (iv) all other factors it considers appropriate. Our current Board has been refreshed over the past several years to include a rich mixture of educational, professional, global experiential and personal characteristics, and we will continue to consider these and the other mentioned factors when considering future directors.
In connection with the Kito Crosby Acquisition, we entered into the Investment Agreement that provides that the CD&R Investors (i) may designate three directors, for so long as the CD&R Investors beneficially own common stock equal to at least 25% of the outstanding shares of common stock, (ii) may designate two directors, for so long as the CD&R Investors beneficially own common stock equal to at least 15% but less than 25% of the outstanding shares of common stock and (iii) may designate one director, for so long as the CD&R Investors beneficially own common stock equal to at least 5% but less than 15% of the outstanding shares of common stock, in each case, determined on an as-converted basis and calculated in accordance with the Investment Agreement.
We include in our ranks four sitting and one former Chief Executive Officers, two former Chief Financial Officers, two Directors with deep technology backgrounds and twelve Directors with leadership experience outside of the United States.
KEY BOARD RESPONSIBILITIES
THE BOARD’S STRATEGIC OVERSIGHT ROLE
The Board has oversight responsibility for our Company’s business strategy and strategic planning. Our Board formally reviews our Company’s business strategy, including the risks and opportunities facing the Company and its portfolio, at an annual strategic planning session. In addition, long-range strategic issues, including the performance and strategic fit of our businesses, are discussed as a matter of course at Board meetings. Our Board regularly discusses corporate strategy throughout the year with management formally as well as informally and during executive sessions of the Board as appropriate.
Columbus McKinnon operates in a rapidly changing environment that requires significant Board engagement with our strategy. As Columbus McKinnon advances its transformation, the Board intends to work with management to respond to a dynamically changing environment. Given the iterative nature of this transformation, the Board’s oversight over strategy is a continuous process. Throughout the year, the Board and its committees oversee and guide management with respect to a variety of strategic matters, and strategic discussions are embedded in Board and Board committee meetings.
The Company completed the Kito Crosby Acquisition in a process overseen by our Board and a subcommittee made up of independent directors with substantial merger and acquisition experience (the “Deal and Integration Sub-Committee"). The Deal and Integration Sub-Committee met extensively, including with management, to evaluate the transaction and to oversee the negotiations for, and execution of, the Kito Crosby Acquisition and associated divestiture of Columbus McKinnon’s U.S. power chain hoist and chain business. After closing of the Kito Crosby Acquisition, Andrew Campelli was added as a member of the Deal and Integration Sub-Committee, which reoriented its responsibilities to oversight of the Company’s plans for integration, synergy realization and leverage reduction.
While the Board and its committees oversee our strategic planning process, management is responsible for executing our strategy. The Board receives regular updates and engages actively with our senior management team regarding key strategic initiatives, technology updates, competitive and economic trends and other developments. The Board’s oversight and our management’s execution of our business strategy are intended to help promote the creation of long-term shareholder and stakeholder value in a sustainable manner, with a focus on assessing both the potential opportunities available to us and risks that we might encounter.
Columbus McKinnon believes that a strong, ethical corporate culture is a key element of sound and sustainable corporate governance practices, beginning at the top with the Chief Executive Officer and other senior leadership. The Board plays a critical role in supporting and overseeing Columbus McKinnon’s corporate culture, mission, values and setting the “tone at the top” by adopting policies, a code of ethics, a philosophy for hiring and compensation practices that promote ethical behavior, compliance with laws and regulations, including those pertaining to consumer protection and privacy, effective internal controls and risk management, and sound governance. The Company’s programs, policies and practices also support a strong and sustainable culture in several ways, including through the corporate governance framework, risk management program, ethics program and talent management and compensation policies and practices.

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THE BOARD’S ROLE IN RISK OVERSIGHT
Effective risk management and control processes are critical to our safety and soundness, our ability to comply with laws, rules and regulations, our ability to predict and manage the challenges that Columbus McKinnon and industrial companies face and, ultimately, our long-term corporate success.
Taking reasonable and responsible risks is critical to our continued innovation, growth and achievement of our strategic objectives. The Board and the Board committees actively oversee and monitor the management of the most significant risks that could impact our Company. The Board does not view risk in isolation but instead considers risk in conjunction with its oversight of Columbus McKinnon’s strategy and operations. Columbus McKinnon identifies, assesses and assigns responsibility for managing risks through its annual enterprise risk management process, other internal processes and internal control environment. The Board, Board committees and management manage the risks for our Company from a long-term perspective but evaluate risks over a shorter or intermediate term to the extent these risks could impact our Company over the long term. From time to time, third-party experts are also consulted as part of this risk assessment process. Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of the Company’s risk management is not only understanding the risks it faces and what steps management is taking to manage those risks but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company. While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management.
The Board's oversight focuses on our material risks and any notable emerging risks, such as generative artificial intelligence ("AI"), to ensure that Columbus McKinnon's risk management is adequate. The Audit Committee oversees the Company’s enterprise risk management process, while also focusing on financial, cyber, AI and fraud risks, including internal controls, and receives an annual risk assessment report from the Company’s General Counsel and internal auditors. A Cyber Sub-Committee was formed in fiscal 2024 and meets bi-annually to evaluate preparedness for cyber risks, including oversight of AI matters and related risks.
The Company’s General Counsel and his staff also assist the Board in fulfilling its oversight responsibility with respect to regulatory compliance and legal issues that affect the Company. In addition, in setting compensation, the Human Capital, Compensation and Succession Committee strives to create incentives that encourage a level of appropriate risk-taking behavior consistent with the Company’s business strategy and goals and access compensation risks annually. The Board, Board committees and management coordinate risk oversight and management responsibilities in a manner that we believe serves the long-term interests of our Company and our shareholders through established periodic reporting and open lines of communication.
KEY AREAS OF RISK OVERSIGHT

Full Board

•Primary responsibility for risk oversight, including approval or strategic objectives and defining risk appetite
•Delegates oversight of management of certain risks to Board committees
•Receives reports from the committees and management regarding risk related matters

Audit	Human Capital, Compensation and Succession	Corporate Governance and Nomination

•Overall risk assessment and management
•Financial exposures, controls, statements, systems and reporting
•Regulatory and compliance, including FCPA/anti-bribery and whistleblower program
•Data protection, cyber security and artificial intelligence
•Financial and controls aspects of Sustainability-related disclosures

•Senior executive compensation
•Executive succession planning and performance assessment
•Overall risk related to the Company’s compensation policies and practices
•Talent and leadership development
•Human capital management
•Directors' compensation
•Culture and engagement
•Corporate governance •Board succession •Sustainability compliance and risks •Stewardship practices •Social and political issues not allocated to other committees

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Enterprise Risk Management

We continuously improve our Enterprise Risk Management (“ERM”) process. In fiscal 2026, we continued our risk survey, in which we asked over 60 of our global leaders to identify and prioritize potential risks to the Company. Specifically, each participant was asked to rate each pre-defined risk on three variables: Impact, Probability and Preparedness. Based on those results, each participant was then asked to force-rank the top risks. We also included open questions asking participants to identify any emerging risks or risks that were not listed in the survey.
Our key enterprise risks are presented to our Executive Leadership Team and the Audit Committee. The process allows for both qualitative and quantitative risk assessment, includes input from a broader group within the organization and allows us to compare results from year to year to evaluate the success of our mitigation plans. We continue the cycle of executing and monitoring our progress throughout the year. Sustainability risks are integrated into this process and are incorporated in the Sustainability materiality assessment.

Data Protection and Cybersecurity

The Audit Committee has primary responsibility for overseeing risks related to cybersecurity and privacy, although the full Board also exercises oversight over these risks. Securing the information of our customers, employees, vendors and other third parties is important to us. At least quarterly, or more frequently if needed, the Audit Committee and/or the full Board receives detailed reports on data protection and cybersecurity matters from senior IT leaders, including our Chief Digital and Information Services Officer.
A Cyber Sub-Committee was formed in fiscal 2024 to meet bi-annually to take a deeper dive into cyber-related risks. The topics covered at the various Audit Committee and full Board meetings include risk identification and management strategies, customer data protection, the Company’s ongoing risk mitigation activities, results of third-party assessments and testing, results of tabletop exercises, updates on potential cybersecurity threats, updates on training initiatives and governance.
We have adopted physical, technological and administrative controls on data security and have a defined procedure for data incident detection, containment and response elevation, coordination and remediation. We require data privacy and security awareness training to be completed by employees annually and during onboarding by contractors. On an annual basis, we conduct risk assessments and compliance audits, both internally and by independent third parties, against standards including the National Institute of Standards and Technology security framework (“NIST”) and Payment Card Industry Data Security Standards (“PCI DSS”) and regularly benchmark and evaluate program maturity with industry leaders. We also maintain information security risk insurance coverage.

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THE BOARD’S ROLE IN CORPORATE RESPONSIBILITY OVERSIGHT
We believe Corporate Responsibility, or what is commonly referred to as Sustainability, is embedded in how we run our business, aligns closely with our corporate culture and strategy, and supports value creation for our business and shareholders. The Board and its committees actively oversee Columbus McKinnon’s Sustainability strategy and related risks. They are actively engaged, provide oversight, and drive our Sustainability initiatives and strategic priorities. On a quarterly basis, the Corporate Governance and Nomination Committee meets with Columbus McKinnon’s General Counsel and Director of Corporate Social Responsibility to review strategic plans, metrics and targets pertaining to Sustainability.
The Board plays a critical role in providing management insight into key issues with unique outside perspectives. Columbus McKinnon leverages the diverse backgrounds of our Board members, which has equipped each of them to provide a unique perspective and advice on Sustainability-related issues. Together with the Board, we are committed to and accountable for reporting our progress and continually examining issues that are most important to our business. In many cases, committees will be the first level of oversight, although certain matters may be handled by the Board directly or following initial review by a committee. The Board has ultimate oversight of Sustainable Impact strategy, risks and opportunities.
The Board intentionally integrates Sustainability-related topics into discussions on many other aspects of the business and embeds Sustainability into the Board’s governance process. In addition, our Board members stay abreast of the quickly changing Sustainability landscape, including investor expectations and regulatory requirements, which enables them to partner with management to develop a sound plan to keep up with the evolving Sustainability environment and mitigate risk by proactively addressing emerging issues.
The Board itself continues to evolve and diversify with the addition of new members with myriad experiences, skills and strategic insights that add value and advance our strategy. This gives us an edge, driving stronger growth and delivering top-tier financial performance as a global leader in intelligent motion solutions. We have three key pillars of focus for our Sustainability initiatives: (1) Process and Governance, (2) People and Social Impact and (3) Planet and Environmental Stewardship. Within the context of each of these three pillars, our annual Corporate Sustainability Report describes the key corporate social responsibility, sustainability and governance issues relevant to the Company, our initiatives and goals related to those issues, and our progress with respect to those initiatives. The Company maintains a dedicated webpage to provide access to information about the Company’s oversight and management of relevant environmental, social and governance matters, which can be found at https://investors.cmco.com/governance/governance. Our annual Corporate Sustainability Reports, which are also available on this webpage, reflect our cross-functional efforts as well as feedback from our shareholders and other stakeholders.

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CREATING SHARED VALUE THROUGH OUR SUSTAINABILITY PROGRAM
Addressing societal issues in ways that create value for our business and stakeholders is a hallmark of Columbus McKinnon’s enterprise strategy and our approach to Sustainability priorities. We believe we maximize long-term value for shareholders by serving our stakeholders: our customers, employees, suppliers, business partners, communities and the planet. Addressing such societal needs builds the value of our business. Better put, as business strengthens society, society strengthens business. Each of our Sustainability priorities offers a discrete shared value proposition. Doing so aligns our business objectives with societal objectives and increases our ability to create value for the long term. Our leaders view Sustainability not as a separate stream of activity from our main business, but as integrated into our values, culture, identity and everyday business practices. To support that integration, we have teams of key internal stakeholders to help provide insight from across the business, support strategic alignment and champion initiatives.
THE BOARD’S ROLE IN HUMAN CAPITAL
We recognize that effective human capital management is a critical driver of long-term value creation, particularly as we continue integrating Kito Crosby into our business. We believe that our employees are the foundation of our business and that their hard work, passion, commitment and experience drive our success. The Board maintains active oversight and regularly engages with our Chief Executive Officer, Chief Human Resources Officer and other senior leadership with an increased focus on succession readiness, organizational effectiveness, culture integration and the development and retention of key talent necessary to achieve our strategic and operational objectives. We believe our employees are key to our transformation and continued progress.
We empower our teams to deliver on our mission to grow within our organization. With established cultures where great people find fulfillment in their work, value innovation, diverse perspectives and have a passion for the business, we are well suited to deliver on this mission.
We recognize that realizing the full value of the Kito Crosby Acquisition requires deliberate integration of legacy cultures into a cohesive, performance-focused environment. We are committed to creating a culture where our employees feel as if they can achieve their career goals through ongoing growth and development opportunities and fair performance management and promotion processes.
At Columbus McKinnon, maintaining a healthy, safe environment for our employees and customers is embedded in our mission and values. We are committed to driving a culture of safety for our teams, customers and communities through standard operation, the use of technology to deliver training and the attitude of continuous improvement.
Our Human Capital, Compensation and Succession Committee regularly reviews items more broadly related to our Human Resources strategy including, but not limited to, talent, labor relations, salary competitiveness for non-executives and associated policies. By actively overseeing these additional areas, they seek to ensure we have a robust pipeline of skilled individuals to execute the Company’s vision.
COMBINED HUMAN CAPITAL ADVANTAGE
The Company’s performance is underpinned by its vibrant culture and our exceptional teams. Employees benefit from broader career mobility, more formalized development pathways, and increased access to leadership programs and learning resources across the enterprise. This integrated model enables the company to offer more structured career pathways, expanded leadership development opportunities, and a more consistent employee experience across geographies and functions.
The Company is better positioned to be an employer of choice in its industry by offering employees the opportunity to be part of a larger, more dynamic organization with increased opportunities while supporting the successful execution of its integration of Kito Crosby and long-term growth strategy. These global employees represent the industry’s top talent, bringing a wide range of backgrounds and innovative ideas that fuel our continuous innovation. As part of our commitment to talent management, we prioritize attracting, developing, engaging, retaining and rewarding the best talent at all levels of the organization.

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The Company is strengthening its focus on recognition, engagement and building capabilities for increased ongoing actions to further enable the organization’s strategic plan. We regularly check how we are performing against market benchmarks in attracting, developing, engaging, retaining and rewarding our team. In fiscal 2026, we further leveraged our new Express Learning virtual training platform, where we increased participation by 26% year over year, thereby increasing our global emerging, new and existing leaders’ capabilities across the globe. Additionally, another 59 leaders participated in our established Learning in Motion development program.
As we further integrate and scale this program, we will introduce regionally focused sessions built on consistent enterprise-wide competencies and core content, strategically tailored to local business priorities, and delivered in local languages to drive relevance, adoption and measurable business impact.

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LEARNING in MOTION
Strategic Business Focus
Content tailored to support long-term business objectives
Culturally Aligned Communication
Content that connects and resonates locally
Increased Leader Effectiveness
Skills developed for in region labor dynamics
Flexible Delivery
In-person, virtual or blended for access and convenience
Stronger local Engagement
Built with in-region partners and leaders
One framework. Scaled globally. Delivered locally.

DIRECTOR NOMINATIONS
The Corporate Governance and Nomination Committee periodically reviews and recommends to our Board the skills, experience, characteristics and other criteria for identifying and evaluating Directors. Our Board expects Directors to be open and forthright, to develop a deep understanding of the Company’s business and to exercise sound judgment in fulfilling their oversight responsibilities. Directors should embrace the Company’s values and culture and should possess the highest levels of integrity.
The Corporate Governance and Nomination Committee evaluates the composition of our Board annually to assess whether the skills, experience, characteristics and other criteria established by our Board are currently represented on our Board as a whole and in individual Directors and to assess the criteria that may be needed in the future in light of the Company’s anticipated needs.
The Board and the Corporate Governance and Nomination Committee also actively seek to achieve a variety of occupational and personal backgrounds on the Board. As part of the search process for each new Director, the Corporate Governance and Nomination Committee actively seeks out candidates with broad experience and perspectives to include in the pool from which Board nominees are chosen. The Corporate Governance and Nomination Committee reviews the qualifications of Director candidates and incumbent Directors in light of the criteria approved by our Board and recommends the Company’s candidates to our Board for election by the Company’s shareholders at the applicable annual meeting. We also assess the qualifications and characteristics of our Directors, including their range of expertise and experience, as part of our Board’s annual self-evaluation process.

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In connection with the Kito Crosby Acquisition, we entered into the Investment Agreement, which provides that the CD&R Investors (i) may designate three directors, for so long as the CD&R Investors beneficially own common stock equal to at least 25% of the outstanding shares of common stock, (ii) may designate two directors, for so long as the CD&R Investors beneficially own common stock equal to at least 15% but less than 25% of the outstanding shares of common stock and (iii) may designate one director, for so long as the CD&R Investors beneficially own common stock equal to at least 5% but less than 15% of the outstanding shares of common stock, in each case, determined on an as-converted basis and calculated in accordance with the Investment Agreement.
BOARD MEETINGS AND ATTENDANCE
The Board and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time, as appropriate. All Directors are expected to attend each meeting of the Board and the committees on which he or she serves, and are also invited, but not required, to attend the Annual Meeting. Agendas for meetings of the Board include executive sessions for the independent Directors to meet without the management Director present.
During the fiscal year ended March 31, 2026, our Board held six meetings. Each Director has attended (i) at least 75% of the aggregate number of meetings of our Board during such Director's tenure on the Board and meetings held by all committees of our Board on which he or she served during such Director's membership on such committees and (ii) to the extent such Director was serving on the Board as of the date thereof, 2025 Annual Meeting of Shareholders held on August 15, 2025. In addition to the standard Board meeting schedule, the Deal and Integration Sub-Committee met two times with full participation at each meeting and subsequent updates to the full Board.
Annually, in compliance with the Nasdaq Listing Rules and other applicable laws, rules and regulations, the Board and its committees conduct formal self-evaluations to assess and improve the Board’s effectiveness and functionality. Our Board recognizes that a robust and constructive evaluation process is an essential component of Board effectiveness. The Corporate Governance and Nomination Committee has the responsibility for administering an annual review process for the Board. The Corporate Governance and Nomination Committee has established a rigorous and thorough annual assessment process that includes the completion of written assessments of the performance of the full Board and its committees, as well as one-on-one interviews by the Board Chair of all directors. The directors also complete a written assessment of the performance of the Chief Executive Officer led by the Chair of the Human Capital, Compensation and Succession Committee.
At the completion of the process, each Director receives the Board and committee assessment results. The Chair of the Board also reviews the assessment results with the full Board at a joint meeting with the Corporate Governance and Nomination Committee. The Board Chair and Chair of the Human Capital, Compensation and Succession meet with the Chief Executive Officer to review his performance. In addition, the chair of each committee shares the results of this process with the committee members.
CODE OF BUSINESS CONDUCT
Our Board adopted a Code of Business Conduct which governs all of our Directors, officers and employees, including our Chief Executive Officer and other executive officers. This Code of Business Conduct is posted on the Governance Documents section of the Company’s website at www.cmco.com and on the Company’s intranet. Our Chief Compliance Officer has a responsibility to implement and maintain an effective ethics and compliance program. She also has responsibility to provide updates on our ethics and compliance program to the Audit Committee. Our Director of Corporate Social Responsibility is responsible for developing our Sustainability compliance platform and, in 2025, we published our fifth annual Sustainability Report.

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2026 Proxy Statement

Corporate Governance

COMMITTEES OF THE BOARD
During fiscal 2026, the Board had three standing committees: Audit; Human Capital, Compensation and Succession; and Corporate Governance and Nomination. The charter for each Board committee is available on the Company’s Investor Relations website at investors.cmco.com.
The current members of our Board committees, the principal functions of each Board committee and the number of meetings held in fiscal 2026 are shown below. Each member of each committee during fiscal 2026 was independent under applicable SEC rules and the Nasdaq Listing Rules.
Annually, the Corporate Governance and Nomination Committee assesses and considers membership for each Board committee. This review considers, among other factors, committee needs, Director experience, committee succession planning and the desire to balance membership continuity with new insights.

Audit Committee

Independent Members: •Chris J. Stephens, Jr., Chair •Chad R. Abraham •Michael Dastoor Meetings in FY26: 5
PRIMARY RESPONSIBILITIES
•Assist the Board in monitoring the integrity of our financial statements, our compliance with financial reporting and related legal and statutory requirements, and the independence and performance of our internal and external auditors.
•Review our enterprise risks and enterprise risk management policies, including financial and cyber risks and oversight of the Cyber Sub-Committee.
•Select and employ a firm of independent registered public accountants to audit our financial statements and internal control over financial reporting each year, which firm is accountable to the Audit Committee and the Board.
Each member of our Audit Committee is independent in accordance with applicable securities laws and under the Nasdaq Listing Rules currently in effect. Pursuant to Item 407(d)(5) of Regulation S-K, our Board has determined that Messrs. Abraham, Dastoor and Stephens each qualify as an “audit committee financial expert.” The duties of our Audit Committee consist of (i) appointing or replacing our independent auditors, (ii) pre-approving all auditing and permitted non-audit services provided to us by our independent auditors, (iii) reviewing with our independent auditors and our management the scope and results of our annual audited financial statements, our effectiveness of internal control over financial reporting, our quarterly financial statements and significant financial reporting issues and judgments made in connection with the preparation of our financial statements, (iv) reviewing our management’s assessment of the effectiveness of our internal controls, (v) reviewing insider and affiliated party transactions, (vi) establishing procedures for the receipt, retention and treatment of complaints received regarding accounting or internal controls, and (vii) overseeing the enterprise risk management process and the Cyber Sub-Committee. The Audit Committee is governed by a written charter approved by the Board which is posted on the Investor Relations section of our website at investors.cmco.com.

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2026 Proxy Statement

Corporate Governance

Human Capital, Compensation and Succession Committee

Independent Members: •Jeanne Beliveau-Dunn, Chair •Aziz S. Aghili •Kathryn V. Roedel •Gerald G. Colella Meetings in FY26: 5
PRIMARY RESPONSIBILITIES
•Review and make recommendations to the Board regarding management organization, succession and development programs.
•Review and approve, or recommend for approval, the election of corporate officers and their salaries, incentive compensation and bonus awards.
•Make the decisions required by a committee of the Board under all stock and deferred compensation plans.
•Approve and report to the Board changes in salary ranges for all other major position categories and, as outlined in its charter, changes in our retirement, group insurance, investment, management incentive compensation and bonus and other benefit plans.
Each member of our Human Capital, Compensation and Succession Committee is an independent Director under the listing rules of the Nasdaq Listing Rules currently in effect. The principal functions of the Human Capital, Compensation and Succession Committee are to (i) review and make recommendations to the Board concerning our compensation strategy, (ii) establish corporate performance measures and goals under our performance-based incentive programs, (iii) determine individual compensation targets for our executive officers under our incentive programs, (iv) evaluate and certify whether performance goals have been met at the end of the performance period, (v) determine salary increases and award amounts for individual executive officers, (vi) review and approve (or recommend to the Board for approval) any material changes to our salary, incentive and benefit programs and assure that these programs are administered in a manner consistent with the compensation strategy, (vii) review and make recommendations to the Board concerning equity grants, (viii) assess and evaluate risk in connection with our compensation plans and programs, (ix) review and make recommendations to the Board concerning compensation and bonus for the Chief Executive Officer and Chief Financial Officer and (x) perform other functions as identified in the Human Capital, Compensation and Succession Committee charter.
The Human Capital, Compensation and Succession Committee is governed by a written charter approved by the Board, which is posted on the Investor Relations section of our website at .investors.cmco.com. Additional information on the Human Capital, Compensation and Succession Committee’s processes and procedures are addressed in the Compensation Discussion and Analysis section of this proxy statement.

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2026 Proxy Statement

Corporate Governance

Corporate Governance and Nomination Committee

Independent Members: •Aziz S. Aghili, Chair •Jeanne Beliveau-Dunn •Kathryn V. Roedel •Michael Lamach •Rebecca Yeung Meetings in FY26: 4
PRIMARY RESPONSIBILITIES
•Make recommendations to the Board concerning the size, composition and skills of the Board and its committees.
•Recommend nominees for election or reelection as directors.
•Consider other matters pertaining to Board membership and governance.
•Evaluate Board performance and assess the adequacy of, and compliance with, our General Corporate Governance Policy and Code of Business Conduct.
•Oversee governance and integration of material Sustainability initiatives into overall business strategy.
•Drive variety of thought and experience in Board succession planning and hiring practices.
Our Corporate Governance and Nomination Committee is responsible for (i) evaluating the composition, skills, organization and governance of our Board and its committees, (ii) monitoring compliance with our system of corporate governance and (iii) developing criteria, researching and making recommendations with respect to candidates for membership on our Board.
Each member of the Corporate Governance and Nomination Committee is an independent Director under the listing rules of the Nasdaq Listing Rules currently in effect. Our Corporate Governance and Nomination Committee does not solicit direct nominations from our shareholders but will give consideration to written recommendations for nominees from our shareholders for election as directors that are submitted in accordance with our By-Laws. See the information contained in our By-Laws under the heading “Shareholders’ Proposals.”
The Corporate Governance and Nomination Committee is governed by a written charter approved by the Board, which is posted on the Investor Relations section of our website at investors.cmco.com.

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2026 Proxy Statement

DIRECTOR COMPENSATION
The Board approves the compensation for non-management Directors based on recommendations made by the Corporate Governance and Nomination Committee in collaboration with the Human Capital, Compensation and Succession Committee. The Board has designed the Director compensation program to achieve four primary objectives:
•Attract and retain talented Directors with the skills and capabilities to execute on Columbus McKinnon’s strategy;
•Fairly compensate Directors for the work required in a company of Columbus McKinnon’s size, industry and scope;
•Recognize the individual roles and responsibilities of the Directors; and
•Align Directors’ interests with the long-term interest of our shareholders
DIRECTOR COMPENSATION PROCEDURES
The Corporate Governance and Nomination Committee and the Human Capital, Compensation and Succession Committee annually review the compensation program for Columbus McKinnon’s Directors. Meridian, Columbus McKinnon’s’ independent compensation consultant, provides competitive compensation data and Director compensation program recommendations to the committees for review. The competitive compensation data includes information regarding the compensation (cash, equity and other benefits) of the non-management directors within Columbus McKinnon’s comparator group and industry benchmarks.
Based on its review of the competitive market data and guidance from Meridian in the fourth quarter of fiscal 2026, the Corporate Governance and Nomination Committee, as recommended by the Human Capital, Compensation and Succession Committee, determined that the Company’s Director compensation program, as currently in effect, meets the objectives listed above.
DIRECTOR COMPENSATION STRUCTURE
The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In fiscal 2026, each non-employee Director was eligible to receive an annual cash retainer of $90,000 plus the following amounts for specified Board service, which amounts were pro-rated for any partial year service:

Chair of the Board	$80,000
Lead Independent Director	45,000
Audit Committee Chair	20,000
Human Capital, Compensation and Succession Committee Chair	20,000
Corporate Governance and Nomination Committee Chair	20,000
In fiscal 2026, the equity-based portion of each non-employee Director’s annual retainer consisted of 8,553 shares of common stock that vested immediately.
Messrs. Sleeper and Campelli have agreed to assign all of the compensation each of them would have received for services as a director to their employer, CD&R.
DIRECTOR NON-QUALIFIED DEFERRED COMPENSATION PLAN
We maintain a “nonqualified” deferred compensation plan for our Directors. The plan is an unfunded plan intended to help participants supplement their retirement income while providing them with an opportunity to invest a portion of their cash and/or stock compensation. Under the plan, each Director who receives cash and stock compensation for Board service may elect to defer all or a portion of his or her cash and/or stock compensation in a calendar year.

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2026 Proxy Statement

Director Compensation

COMPENSATION OF DIRECTORS
The following table sets forth the compensation of the Company’s Directors for the fiscal year ended March 31, 2026.

Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total(4) ($)

Chad R. Abraham(7)	90,000	130,006	220,006
Aziz S. Aghili(6)	110,000	130,006	240,006
Jeanne Beliveau-Dunn(6)	110,000	130,006	240,006
Kathryn V. Roedel(6)	135,000	130,006	265,006
Andrew Campelli(8)	—	—	—
Gerald G. Colella	170,000	130,006	300,006
Michael Dastoor	90,000	130,006	220,006
Michael Lamach	—	—	—
Chris J. Stephens, Jr.	110,000	130,006	240,006
David J. Wilson(5)	—	—	—
Nathan K. Sleeper(8)	—	—	—
Rebecca Yeung	90,000	130,006	220,006
(1)For each Director, the amount set forth in the fees earned or paid in cash column reflects the annual Director cash retainer in the amount of $90,000 pro-rated from May 2025. In addition, the amount set forth for Mr. Colella includes the Chair of the Board fee earned for fiscal 2026 in the amount of $80,000, and for Messrs. Aghili and Stephens and Mses. Beliveau-Dunn and Roedel, the amount set forth includes committee chair fees or lead independent director fees, as applicable, earned for fiscal 2026.
(2)Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of awards of common stock ($130,000 for each Director). The grant date fair value for each share of restricted stock and RSUs is equal to the market price of our common stock on the date of grant. This figure includes $130,006 in shares of common stock that were granted with immediate vesting provisions.
(3)As the Company’s Director compensation program includes a stock deferral opportunity, the following Directors held the following number of unvested RSUs as of March 31, 2026: Mr. Abraham and Ms. Roedel: 19,346 unvested RSUs; Ms. Beliveau-Dunn: 22,087 unvested RSUs; and Mr. Aghili: 15,235 unvested RSUs
(4)No additional fees are paid for attendance at Board or committee meetings. Our Directors are reimbursed for reasonable expenses incurred in attending such meetings.
(5)Mr. Wilson received no separate compensation as a Director of the Company.
(6)Ms. Beliveau-Dunn, Ms. Roedel and Mr. Aghili each elected to defer 100% of their fiscal 2026 equity award consisting of 8,553 shares of common stock, valued at $130,006. Distribution of deferred stock will occur within 60 days upon separation from the Company, death, disability, or change in control. The deferred stock will be administered and issued in accordance with the Second A&R 2016 LTIP.
(7)Mr. Abraham elected to defer 100% of his fiscal 2026 equity award consisting of 8,553 shares of common stock, valued at $130,006. Distribution of deferred stock will occur on February 1, 2032, or upon separation from the Company, death, disability, or change in control. The deferred stock will be administered and issued in accordance with the Second A&R 2016 LTIP.
(8)Messrs. Sleeper and Campelli have agreed to assign all of the compensation each of them would have received for services as a director to CD&R.

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2026 Proxy Statement

PROPOSAL 2
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to periodically provide a non-binding shareholder vote on our executive compensation as described in this proxy statement (commonly referred to as “Say-on-Pay”).
The advisory vote on the compensation of our named executive officers is a non-binding vote on the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis section, the executive compensation tables and the accompanying narrative disclosure set forth in this proxy statement.
Our compensation program is comprehensive, consisting of base salary, annual incentives, long-term incentives and benefits, in support of our objective of providing superior value to shareholders and customers. Our program is designed to motivate and reward our executives for sustained superior performance through the use of variable compensation tied to short, intermediate and long-term results. Our business success depends on our ability to attract and retain executive talent through competitive compensation opportunities provided by our program. For the reasons discussed above, the Board unanimously recommends that shareholders vote in favor of the following resolution:
“RESOLVED, that the shareholders hereby APPROVE, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement prepared in connection with its 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and narrative discussion).”

PROPOSAL 2	The Board of Directors Recommends a Vote "FOR" the Approval of the Company's Compensation of Its Named Executive Officers.	FOR

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2026 Proxy Statement

OUR EXECUTIVE LEADERSHIP OFFICERS

Name	Age	Position

David J. Wilson	57	President and Chief Executive Officer
Gregory P. Rustowicz	66	EVP, Finance and Chief Financial Officer
Jon Adams	48	SVP, Business Integration and Strategic Project Management
Thomas Alder(1)	57	VP, Global Operations
Appal Chintapalli	51	President, Americas
Wim Fabricius(1)	50	President, Europe, Middle East & Africa
Yoshio Kito(1)	62	President, Asia Pacific
Alan S. Korman	65	SVP, General Counsel, Corp. Development and Secretary
Mario Y. Ramos Lara	53	Chief Product Technology Officer, GM Latin America
Mark Paradowski	56	SVP, Information Services and Chief Digital Officer
Marc Premont(1)	59	Chief Product Officer
Adrienne Williams	50	SVP and Chief Human Resources Officer
(1)Pending evaluation for election as an executive officer of the Company, which is reviewed annually at the Board's July meeting, which is expected to be held on July 20, 2026
All our executive officers are elected annually at the first meeting of our Board following the annual meeting of shareholders for that year and serve at the discretion of our Board. There are no family relationships between any of our officers or directors. Recent business experience of our executive officers who are not also directors is as follows:

Jon Adams joined the Company in 2013 and, most recently, was appointed Senior Vice President, Business Integration and Strategic Project Management. Previously, Jon served in a variety of roles with progressive responsibility at Columbus McKinnon, including President of the Americas, CFO of the Americas, President of the Crane Solutions Group, and Treasurer and Director of FP&A. Prior to joining Columbus McKinnon, Mr. Adams served as Global Director of Finance – Silanes at Momentive Performance Materials, formerly GE Silicones. Mr. Adams, a CPA, started his career at Ernst & Young, where he worked for eight years as an external auditor. He graduated with a bachelor’s degree in management from Bucknell University and earned a Master of Science degree in accounting from the University of Virginia.

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2026 Proxy Statement

Our Executive Leadership Officers

Thomas Alder joined Columbus McKinnon as Senior Director of Operations EMEA in 2023. He was promoted to VP, Global Operations in 2025. Prior to joining the Company, Thomas held senior roles at Regal Rexnord Corporation, where he managed multiple European divisions and delivered significant gains in EBITDA, on-time delivery, and operational excellence. Earlier in his career, he served as Vice President of Operations at Xenios AG and Biolitec AG and held leadership positions at Draka Communications and Alcatel. Mr. Alder brings more than 25 years of international experience in operations management and organizational transformation. He holds a doctorate in electrical engineering with a specialization in optoelectronics, as well as a degree in electrical engineering with a focus on information technology, from the University of Duisburg-Essen.

Appal Chintapalli joined the Company in 2019 as President, Duff Norton. He was promoted to Vice President, EMEA and APAC in 2022, and to President, Americas in 2026. Mr. Chintapalli has a long track record of success in general management, acquisition integration, restructuring, turnarounds, sales, marketing, new business development and strategic planning. Before joining Columbus McKinnon, he held senior roles in global industrial and technology organizations, including General Manger & Vice President, Information Technology and Edge Infrastructure, EMEA at Vertiv and Vice President, Marketing, EMEA at Emerson Network Power. He has a Master of Science degree in chemical engineering from the University of Oklahoma and an MBA from Harvard Business School.

Wim Fabricius joined the Company in 2026 as President of Europe, the Middle East, and Africa. Prior to joining Columbus McKinnon, Mr. Fabricius served in various senior management positions from 2014 to 2025 at Kito Crosby, including President EMEA from 2022 to 2025. With deep experience in the lifting and rigging industries, he has held key leadership roles driving commercial performance, market expansion and organizational development. He began his career in international semiconductor and wind energy markets, building cross-functional expertise in sales, marketing and business development in both The Netherlands and the USA. Mr. Fabricius holds degrees from Saxion University of Applied Sciences and University of Twente.

Yoshio Kito became President of Asia Pacific for Columbus McKinnon following its acquisition of Kito Crosby in 2026. Mr. Kito began his career with Kito Corporation in 1988 and advanced through numerous leadership roles, gaining broad expertise in operations and strategic management while strengthening the company’s global presence and innovation. He became President and Chief Executive Officer in 2006, a position he held until merging with The Crosby Group to form Kito Crosby in January 2023, where he served as Chairman of the Board and President of Asia Pacific. Mr. Kito earned a Bachelor of Science degree in mechanical engineering from Keio University in Tokyo and a Bachelor of Science degree in business administration and management from the University of Utah.

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2026 Proxy Statement

Our Executive Leadership Officers

Alan S. Korman joined the Company in January 2011 as General Counsel and Assistant Secretary. He was elected Vice President, General Counsel and Corporate Secretary in July 2011, and in 2015 his responsibilities expanded to include Corporate Development. He also served as CHRO from 2019 to 2021. In July 2022, he was promoted to Senior Vice President, General Counsel, Corporate Development, and Secretary. Before joining the Company, Mr. Korman spent more than 16 years at Ivoclar Vivadent, Inc., where he held several senior executive roles, including Vice President, General Counsel and Secretary. He also served as President of Pentron Ceramics, Inc., a subsidiary of Ivoclar Vivadent. His tenure there encompassed broad leadership responsibilities across legal, regulatory, operational and strategic functions.

Mario Y. Ramos Lara joined the Company as Vice President of Global Product Development in June 2018 and has since assumed roles with increasing responsibility, including his promotion to Chief Product Technology Officer and GM Latin America in 2026. Prior to joining Columbus McKinnon, Mr. Ramos was Vice President of Strategic Marketing, Product Management and Partnerships for Schneider Electric's Final Distribution line of business. Prior to that, he served as Vice President of Global Engineering, directing a team of more than 500 R&D professionals across 16 locations in North America. Other positions at Schneider included Director of Engineering for Low and Medium Voltage Equipment and Director of Global Technology Center in Monterrey, México. Mr. Ramos holds an Executive MBA from Vanderbilt University, a Master of Science degree in mechanical engineering from Lehigh University, and a Bachelor of Science degree in mechanical engineering from Universidad de las Américas.

Mark Paradowski joined the Company in 1997 as a Technical Manager. He was promoted to Director of Information Services in 2006 and later advanced to Director of Global Information Systems. In 2013, he was named Vice President of Information Services, and in 2021, Mr. Paradowski was promoted to Senior Vice President of Information Services and Chief Digital Officer. Before joining the Company, Mr. Paradowski served as a consultant at Oracle Corporation, where he supported enterprise technology implementations for major clients. Prior to Oracle, he served in technical roles at Electronic Data Systems (EDS), overseeing operations and delivery for key customer environments.

Marc Premont joined Columbus McKinnon as Chief Product Officer in 2026. Mr. Premont began his career at Kito Canada in 1993, progressing through increasingly senior roles and ultimately serving as President. He then became an Executive Officer of Kito Corporation and Chief Operating Officer of the Americas Region in 2016. In 2022, Mr. Premont became the Chief Product Officer at Kito Corporation and then Chief Product Officer for Kito Crosby. His experience includes strategic planning, marketing strategy, new business development, and operational leadership. Mr. Premont holds an MBA from Simon Fraser University.

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2026 Proxy Statement

Our Executive Leadership Officers

Gregory P. Rustowicz joined the Company in 2011 as Vice President of Finance and Chief Financial Officer. In July 2022, he was promoted to Executive Vice President of Finance and Chief Financial Officer. Previously, he spent 20 years with PPG Industries, Inc., where he progressed through a series of promotions in finance and accounting, including Group Chief Financial Officer of PPG’s Glass, Fiber Glass and Chemicals businesses. After leaving PPG, he joined Momentive Performance Materials as Corporate Treasurer. Most recently, Mr. Rustowicz was the Vice President of Finance for Momentive Performance Materials. He began his career as a CPA with KPMG Peat Marwick. He is a graduate of Canisius College with a bachelor’s degree in accounting, and he earned a Master of Science degree in industrial administration from Carnegie Mellon University.

Adrienne Williams joined the Company as Vice President and Chief Human Resources Officer in June 2021. In 2022, she was promoted to Senior Vice President, Chief Human Resources Officer. Ms. Williams joined Columbus McKinnon following a 15-year career at Compass Group North America, where she held roles of increasing scope and responsibility throughout her tenure. Her most recent role was Vice President of Inclusion & Human Resources. Previous roles included Senior Director of Human Resources and Director of Human Resources. Prior to Compass Group, she served as Director of Human Resources at Liberty Commons for three years. Ms. Williams received her MBA from Montreat College and her bachelor’s degree from Johnson C. Smith University.

39
2026 Proxy Statement

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
Unless indicated otherwise in the footnotes, the following table sets forth certain information as of May 21, 2026, regarding the beneficial ownership of our common stock by (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) by each Director; (iii) by each of our NEOs and (iv) by all of our executive officers and Directors as a group. The business address of each of the executive officers and Directors is 13320 Ballantyne Corporate Place, Suite D, Charlotte, NC 28277.

Directors, Officers and 5% Shareholders	Number Of Shares(1) (#)	Percentage Of Class (%)

Gerald Colella(2)	24,846	*	(17)
David J. Wilson(3)	200,848	*	(17)
Kathryn V. Roedel(4)	14,812	*	(17)
Aziz S. Aghili(5)	19,536	*	(17)
Jeanne Beliveau-Dunn(6)	3,576	*	(17)
Michael Dastoor	32,175	*	(17)
Chad Abraham(4)	20,000	*	(17)
Rebecca Yeung	16,235	*	(17)
Chris J. Stephens Jr.	19,567	*	(17)
Nathan K. Sleeper(13)	—	*	(17)
Michael Lamach(7)	290	*	(17)
Andrew Campelli(13)	—	*	(17)
Alan S. Korman(8)	47,146	*	(17)
Gregory P. Rustowicz(9)	89,416	*	(17)
Appal S. Chintapalli(10)	33,398	*	(17)
Adrienne M. Williams(11)	15,240	*	(17)
All Directors and Executive Officers as a Group (19 persons)(12)	600,819	2.09	%(17)
CD&R XII Keystone Holdings, L.P.(14)	21,466,737	42.70%
BlackRock, Inc.(15)	2,060,720	7.15	%(17)
Global X Management CO LLC(16)	1,766,439	6.13	%(17)
*    Less than 1%
(1)Rounded to the nearest whole share. Unless otherwise indicated in the footnotes, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder, except to the extent that authority is shared by spouses under applicable law.
(2)Includes 5,500 shares of common stock owned by the Gerald G. Colella 2019 Trust.
(3)Includes (i) 129,396 shares of common stock owned directly; (ii) 11,194 shares common stock issuance upon settlement of restricted stock units that vest within 60 days; (iii) 28,957 shares of common stock issuable under options granted to Mr. Wilson which are exercisable within 60 days and (iv) 31,300 shares of common stock owned by The Wilson Family Children’s Trust, of which Mr. Wilson’s spouse is a trustee and

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2026 Proxy Statement

Security Ownership of Management and Certain Beneficial Owners

members of his immediate family are beneficiaries. Excludes 98,820 shares of common stock issuable under options granted to Mr. Wilson that are not exercisable within 60 days and 46,706 restricted stock units that are unvested, subject to forfeiture and will not vest within the next 60 days.
(4)Does not include 19,899 deferred restricted stock units held by Ms. Roedel and Mr. Abraham that are unvested and will not vest in the next 60 days.
(5)Includes 3,283 shares of common stock issuable upon settlement of deferred restricted stock units held by Mr. Aghili that vest within 60 days. Excludes 12,322 deferred restricted stock units that are unvested and will not vest in the next 60 days.
(6)Does not include 22,779 deferred restricted stock units held by Ms. Beliveau-Dunn that are unvested and will not vest within 60 days.
(7)Includes (i) 270 shares of common stock held by a grantor retained annuity trust, of which Mr. Lamach is the sole trustee and Mr. Lamach's estate is the beneficiary of this grantor retained annuity trust, and (ii) 20 shares of common stock held by a revocable trust, of which Mr. Lamach is the sole trustee and primary beneficiary of this trust.
(8)Includes (i) 40,187 shares of common stock owned directly; (ii) 1,940 shares of common stock issuable upon settlement of restricted stock units that vest within 60 days; and (iii) 5,019 shares of common stock issuable under options granted to Mr. Korman which are exercisable within 60 days. Excludes 16,575 shares of common stock issuable under options granted to Mr. Korman that are not exercisable within 60 days and 7,838 restricted stock units which are unvested and subject to forfeiture and will not vest within the next 60 days.
(9)Includes (i) 79,602 shares of common stock owned directly; (ii) 2,736 shares of common stock issuable upon settlement of restricted stock units that vest within 60 days; and (iii) 7,078 shares of common stock issuable under options granted to Mr. Rustowicz which are exercisable within 60 days. Excludes 22,696 shares of common stock issuable under options granted to Mr. Rustowicz that are not exercisable within 60 days and 10,726 restricted stock units that are unvested, subject to forfeiture and will not vest within the next 60 days.
(10)Includes (i) 27,213 shares of common stock owned directly; (ii) 1,724 shares of common stock issuable upon settlement of restricted stock units that vest within 60 days; and (iii) 4,461 shares of common stock issuable under options granted to Mr. Chintapalli which are exercisable within 60 days. Excludes 16,322 shares of common stock issuable under options granted to Mr. Chintapalli that are not exercisable within 60 days and 7,729 restricted stock units that are unvested, subject to forfeiture and will not vest within the next 60 days.
(11)Includes (i) 10,333 shares of common stock owned directly; (ii) 1,368 shares of common stock issuable upon settlement of restricted stock units that vest within 60 days; and (iii) 3,539 shares of common stock issuable under options granted to Ms. Williams which are exercisable within 60 days. Excludes 12,112 shares of common stock issuable under options granted to Ms. Williams that are not exercisable within 60 days and 5,730 restricted stock units that are unvested, subject to forfeiture and will not vest within the next 60 days.
(12)Includes options to purchase an aggregate of 57,518 shares of common stock issuable to certain executive officers which are exercisable within 60 days and 22,234 shares of common stock issuable upon settlement of restricted stock units that vest within 60 days. Excludes options to purchase an aggregate of 201,225 shares of common stock issued to certain executive officers that are not exercisable within 60 days and 95,105 restricted stock units that are unvested, subject to forfeiture and will not vest within the next 60 days.
(13)Messrs. Sleeper and Campelli have agreed to assign all of the compensation each of them would have received for services as a director to CD&R and each such director therefore disclaims beneficial ownership of such shares.
(14)The shares reported represent 21,466,737 shares of common stock issuable upon conversion of 800,000 Preferred Shares held by CD&R XII Keystone Holdings, L.P. (“CD&R Holdings”) as of the Record Date and the Percentage of Class disclosed above with respect to CD&R Holdings represents the conversion of the Preferred Shares into shares of our common stock and the resulting ownership percentage of our common stock. These shares of common stock resulting from the conversion of the Preferred Shares are not deemed outstanding for purposes of computing the percentage ownership of any other persons in the table above. Based on a Schedule 13D filed with the SEC on February 6, 2026, CD&R Investment Associates XII, Ltd., a Cayman Islands exempted company ("CD&R Holdings GP") is the general partner of CD&R Holdings, and CD&R Associates XII, L.P. ("CD&R Associates") is the general partner of CD&R Holdings GP. CD&R Holdings GP and CD&R Associates may be deemed to beneficially own the shares held by CD&R Holdings, but each of CD&R Holdings GP and CD&R Associates expressly disclaims such beneficial ownership. Investment and voting decisions with respect to the securities are made by an investment committee (the “Investment Committee”) of limited partners of CD&R Associates. All members of the Investment Committee expressly disclaim beneficial ownership of the shares held by CD&R Holdings GP. CD&R Holdings GP is managed by a two-person board of directors. Donald J. Gogel and Nathan K. Sleeper, as the directors of CD&R Associates, may be deemed to share beneficial ownership of the reported securities. Such persons expressly disclaim such beneficial ownership. The stated address of CD&R Holdings is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands, British West Indies.
(15)Information based on BlackRock, Inc.’s most recently filed Schedule 13G/A, which BlackRock, Inc. filed with the SEC on July 17, 2025. Based solely upon information in this Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 2,008,414 shares of common stock and sole dispositive power with respect to 2,060,720 shares of common stock. The stated business address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(16)Information with respect to Global X Management CO LLC is based on a Schedule 13G filed with the Securities and Exchange Commission on May 15, 2026. Based solely upon information in this Schedule 13G, Global X Management CO LLC has sole voting power and sole dispositive power with respect to 1,766,439 shares of common stock. The stated business address of Global X Management CO LLC is 605 3rd Avenue, 43rd Floor, New York, New York 10158.
(17)Percentage was computed based upon 28,803,179 shares outstanding as of May 21, 2026.

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2026 Proxy Statement

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our Directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and Nasdaq initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Our executive officers, Directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that all reports for the company's executive officers and directors that were required to be filed under Section 16 of the Exchange Act during the fiscal year ended March 31, 2026 were timely filed.

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2026 Proxy Statement

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis ("CD&A") provides an overview of our executive compensation philosophy, objectives and design and each element of our executive compensation program with regard to the compensation awarded to, earned by, or paid to our named executive officers (our “Named Executive Officers” or “NEOs”) during fiscal 2026. Our NEOs are employed by Columbus McKinnon Corporation. For fiscal 2026, our NEOs were:

Name	Title

David J. Wilson	President and Chief Executive Officer
Gregory P. Rustowicz	Executive Vice President, Finance and Chief Financial Officer
Appal S. Chintapalli	President, Americas
Alan S. Korman	Sr. Vice President, General Counsel, Corporate Development and Secretary
Adrienne M. Williams	Sr. Vice President and Chief Human Resources Officer
EXECUTIVE COMPENSATION PRACTICES

What We Do

Pay-for-Performance Philosophy
PSUs with Vesting Subject to Achievement of Key Performance Metrics
Minimum Stock Ownership Policy for NEOs
Double Trigger Equity Acceleration Upon a Change in Control
Independent Consultant Retained by Human Capital, Compensation and Succession Committee
Regular Review of Share Utilization
Maintain a Clawback Policy Broader than SEC Requirements
Review Compensation-Related Risks

What We Do Not Do

No Excise Tax Gross Ups Upon Change in Control
No High Percentage of Fixed Compensation
No Excessive Executive Perquisites
No Tax Gross Ups on Welfare Benefits
No Repricing of Underwater Stock Options Without Shareholder Approval
No Permitted Hedging, Pledging, Short Sales, or Derivative Transactions in Company Stock
No Guaranteed Salary Increases or Guaranteed Annual Incentive Bonuses for NEOs

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OVERVIEW, PHILOSOPHY AND OBJECTIVES
Our executive team is critical to our success and to building value for our shareholders. Our executive compensation program is designed to attract and retain highly skilled, performance-oriented executives who thrive in a culture focused on delivering purpose-driven results. We incentivize our senior leaders to deliver the highest levels of execution and business results, while also delivering an exceptional experience and value for our customers. We carry out these objectives through the following attributes of our executive compensation program:
•We align executive compensation with achievement of operational and financial results, increases in shareholder value and delivering on our strategic initiatives.
•The majority of total compensation for our executives is at-risk and is delivered through short-term and long-term incentive programs that are designed to align their interests with those of our shareholders.
•Our compensation program is designed to motivate and reward our executives for sustained superior performance through the use of variable compensation tied to short- and long-term results.
•We evaluate the competitiveness and effectiveness of our compensation programs against other comparable companies based on industry, size and other relevant criteria in making pay decisions.
•Total compensation for individual executives is influenced by a variety of factors, including each executive’s scope of responsibility, individual performance, skill set, experience and expected future contributions.
•We attempt to create simple, straightforward compensation programs that our partners and shareholders can easily understand.
•We consider the prior results of our advisory shareholder votes on executive compensation. Our 2025 shareholder vote on executive compensation passed with over 92% support. The Human Capital, Compensation and Succession Committee considered this to be an indication that our shareholders believe that the NEOs’ compensation is aligned with the performance of Columbus McKinnon. As a result of shareholder feedback, the Company took steps to provide additional details on the strategic component of its executive compensation program, including its annual incentive plan, as well as its pay-for-performance culture, including awarding retention bonuses in fiscal 2027 that will cliff vest in three years if synergy targets are achieved and introducing performance shares in compensation for Company employees at certain levels below the Executive Leadership Team level.

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PROCESS FOR SETTING EXECUTIVE COMPENSATION
ROLE OF OUR HUMAN CAPITAL, COMPENSATION AND SUCCESSION COMMITTEE AND MANAGEMENT IN COMPENSATION DECISIONS
As described below, the primary elements of our executive compensation program are annual base salary, annual short-term cash incentives, long-term equity incentives and other benefits and perquisites. Together, these items are complementary and serve the goals described above.
Our executive compensation program is developed and overseen by the Human Capital, Compensation and Succession Committee. The purpose of the Human Capital, Compensation and Succession Committee is to assist our Board in discharging its responsibilities relating to the compensation of our executive officers and directors, by overseeing Columbus McKinnon’s overall compensation philosophy, policies and programs, evaluating the compensation and performance of our executive officers, and reviewing, approving and modifying the terms of our compensation and benefit plans and programs as appropriate. Subject in certain circumstances to approval by our Board, the Human Capital, Compensation and Succession Committee has the sole authority to make final decisions with respect to our executive compensation program. For more information regarding the authority and responsibilities of the Human Capital, Compensation and Succession Committee, please refer to the Human Capital, Compensation and Succession Committee’s charter, which is available via Columbus McKinnon’s Investor Relations website at investors.cmco.com.
In making decisions regarding the allocation of compensation between short-term and long-term compensation, between cash and non-cash compensation and among different forms of cash and non-cash compensation, the Human Capital, Compensation and Succession Committee took into account the views and recommendations of management, in particular our Chief Executive Officer (“CEO”) (except with respect to his own compensation).
The Human Capital, Compensation and Succession Committee establishes performance objectives for the CEO based on our annual business plan and long-term strategic goals approved by the Board. Progress against these goals is monitored by the Human Capital, Compensation and Succession Committee on a quarterly basis. The Human Capital, Compensation and Succession Committee evaluates the CEO’s performance against these goals annually, with input provided for this evaluation from all independent directors.
The Human Capital, Compensation and Succession Committee also considers market data validated by our independent compensation consultant, comparisons of our performance to our peers and strategic achievements during the year, such as acquisitions and their integration into our business and value-creating divestitures. Based on these factors, the Human Capital, Compensation and Succession Committee makes recommendations concerning base salary increases, annual incentive award targets and payments under our annual incentive plan ("Annual Incentive Plan") and targets, and awards under our long-term incentive program.
The Human Capital, Compensation and Succession Committee has regularly scheduled executive sessions to discuss CEO performance, compensation and other matters without any executive officers present.
Except for the CEO and Chief Financial Officer (“CFO”), the Human Capital, Compensation and Succession Committee reviews and approves base salary increases, Annual Incentive Plan targets and awards, long-term incentive program targets and awards, and similar arrangements for the other NEOs. These decisions are made after considering recommendations from our CEO, with input from the Chief Human Resources Officer (“CHRO”) and our independent compensation consultant. The Human Capital, Compensation and Succession Committee makes the final decision and approves compensation decisions for all NEOs, as well as all other executive officers, except for the CEO and CFO. All aspects of the CEO’s and CFO’s compensation are approved by our full Board other than the CEO.

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HUMAN CAPITAL, COMPENSATION AND SUCCESSION COMMITTEE ADVISORS
The Human Capital, Compensation and Succession Committee has the authority under its charter to engage the services of outside consultants to determine the scope of the consultants’ services. Since September 2023, Meridian Compensation Partners ("Meridian") has been engaged directly by the Human Capital, Compensation and Succession Committee to advise the Human Capital, Compensation and Succession Committee on certain matters related to executive compensation, including:
•peer group selection for purposes of benchmarking pay levels and design practices;
•market pay and market trend analyses to assist the Human Capital, Compensation, and Succession Committee in targeting executive compensation at the desired level versus market;
•review and advice on the Compensation, Discussion and Analysis section included in this proxy statement;
•advice in connection with the Human Capital, Compensation and Succession Committee’s risk analysis of the Company’s compensation policies and practices;
•regular updates on legislative, regulatory and proxy advisor trends and developments;
•review of incentive design programs and practices; and
•other requests relating to executive compensation issues.
Additionally, our compensation consultants attended in person or by telephone all Human Capital, Compensation and Succession Committee meetings during fiscal 2026.
After taking into consideration the factors listed in Nasdaq Listing Rule 5605(d)(3)(D), the Human Capital, Compensation and Succession Committee concluded that there were no conflicts of interest with respect to the engagement of Meridian as our independent compensation consultant during fiscal 2026.
2026 PEER GROUP
The Human Capital, Compensation and Succession Committee, with the assistance of Meridian, selected a peer group of companies of comparable size, which reflect the types of companies with which we compete for talent to inform our compensation decisions (the “Peer Group”). We use a broader industrial market reference in determining our Peer Group because the number of direct product and service market competitors of adequate size is limited. Many of the companies that provide similar products and services are privately held, headquartered overseas, or part of a larger enterprise; therefore, executive compensation data may be either unavailable or of limited applicability to the U.S. labor market in which we principally compete. In determining appropriate compensation opportunities for our NEOs, the Human Capital, Compensation and Succession Committee reviewed market data provided by Meridian from a custom group of peer companies, which was developed by considering multiple factors, including annual revenue, market capitalization, EBITDA margins, enterprise value, percentage of non-US revenues and P/E multiples. The Peer Group for fiscal 2026 used for benchmarking purposes consisted of the following 20 companies:

Fiscal 2026 Peer Group

Alamo Group Inc.	Albany International Corp.	Astec Industries, Inc.
ATS Corporation	Barnes Group Inc.	Commercial Vehicle Group, Inc.
Enerpac Tool Group Corp.	Enpro Inc.	ESCO Technologies Inc.
Federal Signal Corporation	Franklin Electric Co., Inc.	Graco Inc.
Helios Technologies, Inc.	Kadant Inc.	L.B. Foster Company
The Manitowoc Company, Inc.	Mueller Water Products, Inc.	RBC Bearings Incorporated
Standex International Corporation	Tennant Company
Custom Peer Group data was supplemented with general industry data from a size appropriate data cut from the Willis Towers Watson Executive Compensation Survey.

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ELEMENTS OF OUR COMPENSATION PROGRAM FOR NEOs
The main components of our executive compensation during fiscal 2026 included base salary, an annual cash incentive, long-term incentive awards and other benefits. Our compensation philosophy and objectives are achieved by using the following elements in our compensation program for NEOs:

Element	Description	Key Objective

Base Salary	Provide a fixed level of current cash compensation consistent with the executive’s primary duties and responsibilities	Designed to be market competitive and enable the Company to attract and retain talented executives

Short-Term Incentives — Annual Incentive Plan	Provide “at risk” compensation directly tied to attainment of annual key business objectives	Designed to motivate and reward achievement of financial, operational and strategic goals

Long-Term Incentives — Stock Options	Align executives with shareholders and offer retention with gradual vesting schedule. Provide motivation for long-term goals and overall growth	Designed to be market competitive, motivate and reward achievement of stock price growth and align executive’s interests with those of the shareholders

Long-Term Incentives — Restricted Stock Units (Time-based)	Align executives with shareholders and offer retention with gradual vesting schedule. Provide motivation for long-term goals and overall growth	Designed to retain executives and align their interests with those of our shareholders

Long-Term Incentives — Restricted Stock Units (Performance-based)	Provide variable compensation based on performance achieved against pre-established goals	Designed to retain executives, align their interests with those of our shareholders and motivate and reward achievement of performance goals

Retirement Benefits	Provide comprehensive retirement savings vehicles through qualified and non-qualified plans	Market-based retirement programs targeted to attract and retain talented executives while encouraging retirement savings

Severance	Provide severance protection that is consistent with the plan for all of our officers	Designed to be competitive in the market and allow for the attraction of talented candidates

OUR TARGET PAY MIX
The total compensation package for our executive officers consists of base salary, annual short-term incentives, long-term incentives and benefits. In determining both the target level of compensation and mix of compensation elements, we consider market practice, business objectives, expectations of our shareholders and our own subjective assessment of individual executives’ performance, growth and future potential.
The Company chose a target mix of base salary, annual incentives and long-term incentives that generally reflects our peer industrial companies, with actual pay mix based on the performance of the Company and the individual. Peer Group practices will continue to be monitored as one reference point as we make decisions regarding target pay mix. However, we will also continue to make strategic decisions based on our unique business objectives and circumstances, which may differ from Peer Group practices and circumstances. We believe the current target pay mix achieves several important objectives: it supports a strong pay-for-performance culture; it balances the focus on annual and long-term objectives in support of our business strategy; and it satisfies the need for flexibility to motivate and reward exceptional performance.
Our Annual Incentive Plan prioritizes increasing shareholder value by driving profitable growth. Accordingly, our Annual Incentive Plan for fiscal 2026 was designed to focus on increasing operating income and free cash flow.
Our NEOs received one-half of their fiscal 2026 long-term incentive compensation in the form of performance stock units (“PSUs”), the vesting of which is contingent upon achievement of sales growth and adjusted EBITDA margin expansion targets over a three-year performance period.

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The Company’s executive compensation program places a majority of our NEOs’ compensation at risk based on the Company’s performance. The following table shows the dollar values and pay mix percentages of our fiscal 2026 target direct pay opportunities for our NEOs:

NEO	Base Salary ($)	Annual Incentive Target Opportunity ($)	Total Cash Compensation Opportunity ($)	Long-Term Incentive Target Opportunity ($)	Total Target Pay Opportunity ($)

David J. Wilson	925,000	925,000	1,850,000	3,700,000	5,550,000
Gregory P. Rustowicz	515,000	360,500	875,500	849,750	1,725,250
Appal S. Chintapalli	460,000	299,000	759,000	621,000	1,380,000
Alan S. Korman	480,000	288,000	768,000	624,000	1,392,000
Adrienne M. Williams	415,000	228,250	643,250	456,500	1,099,750
COMPENSATION DECISIONS
Actual compensation levels are a function of Company and individual performance as described under each specific compensation element below. When making pay decisions, the Human Capital, Compensation and Succession Committee considers the competitiveness of individual elements of compensation, as well as the aggregate sum of base salary, annual incentives and the expected value of long-term incentives (determined at grant) for an executive officer. Awards are generally prorated if an NEO is promoted during the year, based on the timing of the promotion. The Human Capital, Compensation and Succession Committee may also consider salary increase history, past incentive awards and past equity awards as context in understanding year-to-year changes in compensation and retention effect of prior awards. Under the Annual Incentive Plan and PSU grant, initial awards are determined based upon target values established for each NEO and then adjusted upon comparison of actual performance to pre-established criteria. The Human Capital, Compensation and Succession Committee retains the discretion to decrease the size of individual awards in situations where an executive officer’s individual performance falls below expectations. Final decisions on any major element of compensation, as well as total compensation for executive officers, are made by the Human Capital, Compensation and Succession Committee or the Board. Our Human Capital, Compensation and Succession Committee is comprised entirely of independent directors, and our Chief Executive Officer and Chief Human Resources Officer do not participate in discussions related to their compensation when presented to the Human Capital, Compensation and Succession Committee and the Board.
HUMAN CAPITAL, COMPENSATION AND SUCCESSION COMMITTEE’S POSITION ON COMPENSATION AND EXCESSIVE RISK
In establishing the structure and levels of executive compensation, the Human Capital, Compensation and Succession Committee has been mindful of the potential for risk taking by management to achieve certain target or above target incentives. The Human Capital, Compensation and Succession Committee has sought to balance fixed and variable compensation, short-term and long-term compensation, the performance metrics used in determining incentive compensation and the level of in-service and post-retirement benefits to mitigate unnecessary or excessive risk taking.
Additionally, the Company has adopted policies and programs that encourage management not to take excessive risks, including:
•the compensation governance process;
•the inclusion of a “cap” on the maximum payouts to any officer;
•stock ownership guidelines for all officers;
•lack of significant cliffs in payout scales;
•the appropriate balance of fixed versus variable and cash versus equity compensation;
•the use of multiple metrics in the respective incentive programs; and
•the potential for incentive compensation to be recouped pursuant to the Company’s comprehensive Clawback Policy.

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COMPONENTS OF COMPENSATION
BASE SALARY
We pay our NEOs a base salary to provide them with a fixed amount of compensation appropriate to attract and retain key executives and commensurate with the executive’s skill, competencies, experience, contributions and performance, as well as a general review of market compensation. The Human Capital, Compensation and Succession Committee reviews base salaries on an annual basis to reflect individual and Company performance, recommends adjustments to the CEO’s and CFO’s salaries to the Board and approves adjustments for other NEOs. Salary adjustments are based on an assessment of the individual executive’s performance and our goal of achieving market parity with the salaries of executives in the competitive market, recognition of promotion or other increases in responsibility, the scope of the executive’s role relative to our other executives and the general economic environment impacting the Company. Our Human Capital, Compensation and Succession Committee takes all of these factors into account when making its decisions on base salaries but does not assign any specific weight to any one factor. Mid-year adjustments are considered when there is a significant change in the executive’s role or responsibility to maintain competitiveness in the market.
The Human Capital, Compensation and Succession Committee has recommended that any adjustments to salary for an executive officer will depend upon a formal annual review of job performance, accomplishments and progress toward individual and/or overall goals and objectives for each segment of our business that such executive officer oversees, as well as his or her contributions to our overall direction. The results of executive officers’ performance evaluations, as well as their demonstration and support of the Company’s values, including strong ethics, leadership and sound corporate governance, form a part of the basis of the Human Capital, Compensation and Succession Committee’s decision to approve, at its discretion, or recommend to the Board for the Chief Executive Officer and Chief Financial Officer, future adjustments in base salaries of our executive officers. Mr. Wilson and Mr. Rustowicz voluntarily declined a base salary increase for fiscal 2026.

NEO	Fiscal 2026 Base Salary Adjustments ($)	Fiscal 2026 Base Salary ($)	Percentage Change (%)

David J. Wilson	—	925,000	—
Gregory P. Rustowicz	—	515,000	—
Appal S. Chintapalli(1)	25,000	460,000	6
Alan S. Korman	15,000	480,000	3
Adrienne M. Williams(1)	15,000	415,000	4
(1)Mr. Chintapalli's and Ms. Williams' fiscal 2026 increases included performance-based merit as well as a market adjustment to more closely align with similarly situated roles as a result of the assessment provided by Meridian.

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ANNUAL INCENTIVE PLAN
An important tenet of our compensation philosophy is the belief that annual cash incentives should be based upon actual performance measured against specified key business and financial metrics. Our Human Capital, Compensation and Succession Committee adopts performance measures that are intended to align with market practices of the Peer Group and public companies in general.
The purpose of the Annual Incentive Plan is to attract, motivate, reward and retain highly qualified executives on a competitive basis and provide financial incentives that promote Company success as well as an assessment of the NEO’s individual contributions toward our key strategic initiatives and business unit performance where applicable.
At the beginning of each fiscal year, our Human Capital, Compensation and Succession Committee recommends, and our Board approves, the key measures (“Drivers”) for the Annual Incentive Plan. The Annual Incentive Plan focuses on the short-term goals that are most important to our success over the fiscal year and that are generally within the control of the participants. It is the policy and ongoing intention of our Board to establish targeted performance levels for each Driver at the beginning of the fiscal year or the start of the respective performance period. Targeted performance levels are generally set for our Company as a whole, but may also encompass individual business units, groups, divisions or individual performance levels, as appropriate.
Drivers and targeted performance levels are based on the Board’s assessment of our priorities, outlook, current and projected economic conditions and other pertinent factors, and are intended to be challenging, but achievable with significant and effective effort. The Board reviews audited year-end results to determine whether targeted performance levels have been met prior to paying out awards under the Annual Incentive Plan.
The Board retains discretion to cap, reduce or eliminate payments under the Annual Incentive Plan. The Board also determines the weighting to be assigned to each Driver. For most Drivers, goals are set at threshold, target and maximum levels. Payouts for these Drivers are determined by multiplying the appropriate weighting by the percentages outlined in the table below; linear interpolation is used to determine percentages when performance falls between levels. The aggregate payout to any NEO may not exceed 200% of target.

Driver Performance Level	Percentage of Target (to be multiplied by weight for each driver)

Maximum Performance Level (or higher)	200%
Target Performance Level	100%
Threshold Performance Level	50%
Below Threshold Performance Level	0%
FISCAL 2026 ANNUAL INCENTIVE PLAN DESIGN
The Annual Incentive Plan for fiscal 2026 was designed to help us focus on increasing profitability while managing our strategic priorities to position the Company for longer-term profitable growth. For fiscal 2026, the mix of metrics for each NEO was as follows:
•37.5% weight on Adjusted EBIT (which we define as operating income adjusted for currency translation, M&A activities and other unusual items) at the consolidated level;
•37.5% weight on Free Cash Flow (which we define as net cash provided by (used for) operating activities less capital expenditures); and
•25.0% weight on strategic goals (which for fiscal 2026 focused on operational excellence, customer experience, transformational growth and delivering on our footprint simplification plan).
While the strategic goal categories were the same across all of our NEOs and other executive officers, evaluation against those goals was customized based upon each individual’s contribution to achievement of those goals.

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The strategic goals performance component is leveraged for NEOs who exercise oversight over a particular business unit or function to include an assessment of such business unit’s or function’s performance during the year against the Company's strategic goals. Examples of the Company's strategic goals include objectives like customer experience, operational performance, profitable growth, talent and leadership development, and execution on the completion and integration of the Kito Crosby Acquisition, among others.
This combination of performance measures aligned each NEO’s annual cash incentive opportunity with the financial results of our company-wide business, as well as each NEO’s individual contributions towards our key strategic initiatives and business unit performance where applicable.
RESULTS AGAINST FISCAL 2026 ANNUAL INCENTIVE PLAN METRICS
The fiscal 2026 financial targets performance achieved as a percent of target and the fiscal 2026 payout percentages under each Driver are shown below:

($ in Millions)	Fiscal 2026 Annual Incentive Plan — Adjusted EBIT and Free Cash Flow

Fiscal 2026 Drivers (April 1, 2025—March 31, 2026)	Threshold ($)	Target ($)	Maximum ($)	Result ($)	Fiscal 2026 Performance % of Target

Adjusted EBIT(1)	84.2	105.2	121.0	76.3	—%
Free Cash Flow	24.1	28.3	32.5	42.4	200%
Strategic Goals(2)	0 % to 200%				94%
(1)Fiscal 2026 Adjusted EBIT was adjusted to eliminate the impact of foreign exchange and certain other one-time items. Fiscal 2026 Adjusted EBIT used in the determination of performance under the fiscal 2026 Annual Incentive Plan was computed as operating income as determined in accordance with GAAP adjusted for each of the adjustments used in the computation of Adjusted EBITDA for fiscal 2026 as set forth in the reconciliation table at the end of this proxy statement under the heading “Reconciliation of Non-GAAP Measures,” other than depreciation and amortization expense.
(2)Strategic Goals included role specific strategic goals for the Company, set at the beginning of the fiscal year, as described in the Annual Incentive Plan section above. Percentage payout could range from 0% to 200%. Average NEO strategic goals based on the Company's performance against those strategic goals and their individual contribution. For fiscal 2026, the payout for the Strategic Goals component of the Annual Incentive Plan was 94%.
Annual incentive plan targets and overall Driver achievement percentages, as well as the overall annual incentive plan payment as a percentage of base salary awarded for fiscal 2026, are shown below:

NEO	Annual Incentive Plan Target for Fiscal 2026 (% of Base Salary)	Overall Annual Incentive Plan Rating (% of Target Award1)	Actual Payout Based on Performance Achieved (% of Base Salary)

David J. Wilson	100%	100%	100%
Gregory P. Rustowicz	70%	100%	70%
Appal S. Chintapalli	65%	88%	57%
Alan S. Korman	60%	103%	62%
Adrienne M. Williams	55%	103%	56%
(1)Overall Annual Incentive Plan Ratings based upon achievement under the Drivers were rounded to the nearest whole decimal.

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LONG-TERM INCENTIVE PROGRAM
Awards of equity-based, long-term incentive program compensation to our executive officers are designed to support our business strategy and enhance the alignment of interests of our NEOs and shareholders. All long-term incentive program awards for our NEOs and directors must be approved by the Human Capital, Compensation and Succession Committee. The objectives of our long-term incentive program are to:
•link compensation and our long-term performance;
•better align key employees with our business strategies and our shareholders’ interests; and
•provide opportunity for long-term compensation that is competitive with peer companies and sufficient to attract and retain executive talent to effectively manage our business objectives.
In developing target levels for long-term incentive compensation for NEOs in conjunction with our current equity-based compensation strategy, the following factors were considered:
•a competitive analysis;
•the impact of the NEOs’ roles within our Company; and
•the cost and share usage associated with the proposed plan.

NEO	Long-Term Incentive Target for Fiscal 2026 (% of Base Salary)

David J. Wilson	400%
Gregory P. Rustowicz	165%
Appal S. Chintapalli	135%
Alan S. Korman	130%
Adrienne M. Williams	110%
In fiscal 2026, the target long-term incentive mix for our NEOs consisted of PSUs (one-half of target value - 50%), time-based restricted stock units (“RSUs”) (one-quarter of target value - 25%), and non-qualified stock options (one-quarter of target value - 25%). Dollar values are converted to share numbers based on an estimate of expected value at initial grant.
The following tables summarize the equity granted as part of the NEOs’ annual compensation for fiscal 2026:

NEO	Target Number of PSUs(1) (#)	Options Granted (#)	RSUs Granted (#)

David J. Wilson	116,032	121,232	58,016
Gregory P. Rustowicz	26,648	27,843	13,324
Appal S. Chintapalli	19,475	20,348	9,738
Alan S. Korman	19,569	20,446	9,785
Adrienne M. Williams	14,316	14,958	7,158
(1)Grant represents target number of PSUs for fiscal 2026, granted on May 19, 2025.

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PSUs
Grants of PSUs are made annually, with vesting dependent upon performance achieved against the relevant performance target. With respect to the PSUs that were granted to the NEOs in fiscal 2026, vesting of these PSUs will occur on the third anniversary of the date of grant based upon the Company’s sales growth and Adjusted EBITDA margin improvement performance in fiscals 2026 through 2028. The sales growth and Adjusted EBITDA margin improvement goals are equally weighted at 50%. Goals are set at the beginning of the three-year performance period and measured both annually and cumulatively (25% weight on each of the annual measurement periods and 25% weight on the cumulative measurement period), with the fully earned awards vesting at the end of fiscal 2028.
In establishing the threshold, target and maximum performance level for each performance measure, our Human Capital, Compensation and Succession Committee established goals intended to drive top quartile financial performance evaluated with guidance and advice from Meridian, our independent compensation consultant. These performance goals were established in early fiscal 2026, prior to significant changes in the macroeconomic environment in the second half of fiscal 2026, which impacted our results in fiscal 2026. Notably, our Human Capital, Compensation and Succession Committee did not make any adjustments to the 2026 performance goals for the PSUs notwithstanding this challenging environment.
The PSUs granted in fiscal 2026, which are reflected in the Outstanding Equity Awards at Fiscal Year-End table contained in this proxy statement, are subject to vesting based on the performance and payout relationship as illustrated in the table below:

Driver Performance Level	Sales Growth	Adjusted EBITDA Margin Improvement	Percentage of Award(1)

Maximum	9%	80 bps	200%
Target	5%	50 bps	100%
Threshold	1%	0 bps	50%
Threshold not achieved			0%
(1)Award will be interpolated based upon achievement between Driver performance levels.
VESTING OF FISCAL 2024 PSUs
As discussed in prior proxy statements, during fiscal 2024, the Company’s long-term incentive program for NEOs included awards of PSUs that vested at the end of fiscal 2026 based upon Company’s return on invested capital (“ROIC”) performance in fiscal 2026 as measured against ROIC performance targets for fiscal 2026. The long-term incentive program goals for the vesting of the PSU granted in fiscal 2024 was as follows: 0% of the PSUs were to vest for performance below threshold performance of ROIC of 5.0% for fiscal 2026, 50% of the target PSUs were to vest at threshold performance of ROIC of 5.0% for fiscal 2026, 100% of the target PSUs were to vest at the target performance of ROIC of 8.0% for fiscal 2026, and 200% of the target PSUs were to vest at or above maximum performance of ROIC of 9.5% for fiscal 2026, with interpolation based upon achievement between these levels. At its meeting in May 2026, the Human Capital, Compensation and Succession Committee certified that the ROIC for fiscal 2026 was 4.6%, resulting in 0.0% of the target number of PSUs vesting.
RSUs
RSUs are designed to support executive retention and share ownership. In order to support retention and align executives with our stock performance over a longer horizon, RSUs vest 33% annually over the first through third anniversary from the grant date of awards. Dividends are reinvested during the vesting period and paid in additional shares only if the RSUs become earned.

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STOCK OPTIONS
Stock options are included to align management and shareholder interests by encouraging decisions and actions that result in long-term stock appreciation and ownership interest for management. To support retention and align executives with our stock performance over a longer horizon, grants generally vest 33% per year commencing on the first anniversary of the grant date and remain exercisable for 10 years from the date of grant.
The exercise price for any stock option is equal to the fair market value on the date of grant, which is an average of the high and low price of a share of our common stock on the date of grant. The date of grant is the date of the Board meeting at which the option award is approved.
OTHER BENEFITS
HEALTH AND WELFARE BENEFITS
Our NEOs are eligible to participate in our health and welfare plans on the same terms offered to all of our full-time, salaried employees. The health and welfare plans are designed to provide financial protection and promote a healthy lifestyle for our employees and their families.
RETIREMENT PLAN
Retirement benefits provided to eligible U.S.-based NEOs are the same as those provided to our other full-time, salaried, U.S.-based employees. Retirement programs are designed to provide a competitive benefit to employees while allowing the Company to manage costs.
Our 401(k) is a Safe Harbor 401(k) retirement savings plan covering non-union U.S.-based employees.
Employees may contribute 100% of eligible annual cash compensation, subject to limits set by the Internal Revenue Code. The match is standard for all non-union, U.S-based employees, with 100% of the first 4% matched and all employees receiving a core contribution of 2% of eligible wages.
EMPLOYEE STOCK OWNERSHIP PLAN
We previously maintained an Employee Stock Ownership Plan (“ESOP”) for the benefit of our U.S.-based, non-union employees, including certain of our U.S.-based NEOs. The purpose of the ESOP was to encourage and enable our eligible partners to acquire a proprietary interest in us through the ownership of our common stock.
On August 4, 2025, the Human Capital, Compensation and Succession Committee adopted resolutions to terminate the ESOP effective August 4, 2025. As of August 1, 2025, the ESOP held approximately 131,903 shares of the Company's common stock and approximately $388,000 in cash. As a result of the ESOP termination, the vested account balance of each ESOP participant will be distributed to such ESOP participant, who had the option either to have their vested account balance distributed to them directly or have their vested account balance rolled over to the Company's qualified 401(k) plan, an individual retirement account or other eligible retirement plan.
NON-QUALIFIED DEFERRED COMPENSATION PLAN
We maintain a non-qualified deferred compensation plan (the “NQDC Plan”) under which eligible participants (including our Directors and U.S.-based NEOs) may elect to defer a portion of their cash compensation. The NQDC Plan offers a Company match and core contributions consistent with the benefits each individual is eligible for in our qualified 401(k) plan for excess contributions above the statutory limit. Employees may defer up to 75% of their base salary and up to 100% of annual short-term incentive cash compensation. Directors are permitted to defer up to 100% of their annual cash retainer amount. Payment of balances will occur in accordance with Internal Revenue Code Section 409A requirements.

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PERQUISITES
During fiscal 2026, we provided our NEOs with limited perquisites, including wellness exams and financial planning reimbursement. We provide these limited perquisites to ensure our compensation program remains competitive with companies for which we compete for talent.
SEVERANCE
With the exception of Mr. Wilson, the Company has no employment agreements with its NEOs but does provide the NEOs with eligibility for severance benefits under our executive severance plan (the “Executive Severance Plan”) upon delivery of an acceptable release of legal claims. The Human Capital, Compensation and Succession Committee and our Board believe the severance benefits offered under Mr. Wilson’s employment agreement and in the Executive Severance Plan aid in attracting and retaining experienced executives and reflect fair compensation in the event of a qualifying termination.
The Executive Severance Plan applies to our NEOs. Upon an eligible termination of employment, the plan provides: (i) cash payment of one times (1x) the NEO’s annual base salary in effect on the termination date; (ii) long-term incentive awards to be treated in the same manner as would occur upon the occurrence of a “Retirement” under the relevant equity award agreement and long-term incentive plan under which the equity awards were issued, (iii) health and welfare benefits at the active employee rate for one year; and (iv) outplacement services not to exceed $15,000.
CHANGE-IN-CONTROL AGREEMENTS
We have entered into change-in-control agreements with our NEOs and other officers. The intent of these agreements is to provide officers with financial security in the event of a change in control to facilitate a transaction which may benefit shareholders but result in job loss to executives. The change-in-control agreements provide for an initial term of one-year, which, absent delivery of notice of termination, is automatically renewed annually for an additional one-year term.
Generally, each of the NEOs is entitled to receive, upon termination of employment without cause by the Company within six months preceding or 24 months after a change in control of our Company, or in the case an NEO terminates his or her employment for good reason within six months preceding or 24 months after a change in control of our Company, (i) a lump sum severance payment up to three times the sum of (a) his or her annual salary and (b) the greater of (1) the annual target incentive under the Annual Incentive Plan in effect on the date of termination and (2) the annual target incentive under the Annual Incentive Plan in effect immediately prior to the change in control, (ii) a lump sum payment, in cash, equal to thirty-six (36) times the monthly cost of continued coverage if COBRA is elected under the Company group health plans, (iii) a lump sum payment equal to the actuarial equivalent of the pension payment which he or she would have accrued under our tax-qualified retirement plans had he or she continued to be employed by us for three additional years, (iv) unless otherwise provided in an equity award agreement, all options, RSUs and PSUs become fully vested and (v) certain other specified payments. The events that trigger a change in control under these agreements include (i) the acquisition of 20% or more of our outstanding common stock by certain persons, (ii) certain changes in the membership of our Board, (iii) certain mergers or consolidations, (iv) certain sales or transfers of substantially all of our assets and (v) the approval by our shareholders of a plan of dissolution or liquidation. For purposes of the change-in control agreements, good reason is defined to include (i) a material diminution in position, duties, responsibilities or status as in effect preceding the change in control, (ii) material reduction in annual base salary as in effect on the date of the change in control, (iii) required relocation, (iv) failure by the Company to pay any then-current compensation within specified periods and (v) certain failures by the Company to comply with employment termination procedures.

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OTHER MATTERS
TAX AND ACCOUNTING CONSIDERATIONS
We generally do not consider accounting and tax issues in setting compensation levels or in establishing the particular elements of compensation.
RISK ASSESSMENT
At the Human Capital, Compensation and Succession Committee’s request, Meridian provided an independent risk assessment of our compensation policies and programs. The assessment found that our executive and broad-based compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The Human Capital, Compensation and Succession Committee reviewed the results and does not believe that our executive and non-executive compensation programs encourage excessive or unnecessary risk taking, and any risk inherent in our compensation programs is unlikely to have a material adverse effect on us.
PROHIBITION ON HEDGING AND PLEDGING
In connection with our listing on Nasdaq, we adopted an Insider Trading Pre-Clearance and Blackout Policy pursuant to which, among other things, our directors, officers and employees, and their respective family members and controlled entities, are prohibited from (i) engaging in speculative transactions (including short sales and puts or calls involving Columbus McKinnon securities), (ii) hedging of Columbus McKinnon securities (including through the purchase of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds), and (iii) holding securities in a margin account or otherwise pledging Columbus McKinnon securities as collateral for a loan.
STOCK OWNERSHIP REQUIREMENTS
We have adopted stock ownership guidelines applicable to our NEOs, other officers and Directors to create alignment between our officers and Directors and our long-term performance, as well as to minimize excess risk taking that might lead to short-term returns at the expense of long-term value creation. All officers were in compliance with these guidelines as of March 31, 2026. The stock ownership guidelines were established at the following levels:

Title	Ownership Level	Retention Requirement

Chief Executive Officer	5x annual base salary	50%
Chief Financial Officer	4x annual base salary	50%
Other NEOs and Officers(1)	3x annual base salary	50%
Other Non-Executive Officers (2)	2x annual base salary	40%
Non-Employee Directors	5x annual cash retainer amount within 5 years
(1)Messrs., Chintapalli and Korman and Ms. Williams are each included within the category of Other NEOs and Officers.
(2)Other Non-Executive Officers include the Vice President, Controller and Vice President, Investor Relations and Corporate Treasurer.
DIRECTOR STOCK OWNERSHIP GUIDELINES
Our General Corporate Governance Policy contains guidelines whereby all directors are required to beneficially own five times their annual cash retainer amount within five years of joining the Board. Any stock awards granted to a director pursuant to the Second A&R 2016 LTIP or any successor plan, are included in determining the number of shares owned by such Director for these purposes. Deferred stock is included in our ownership guidelines. As provided for in the Investment Agreement, ownership guidelines for Messrs. Campelli, Lamach and Sleeper are deemed satisfied by the securities owned by the CD&R Investor. All Directors were in compliance with these guidelines as of March 31, 2026.

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OFFICER STOCK OWNERSHIP GUIDELINES
Consistent with our objective of aligning management’s interests with shareholders, we have established stock ownership requirements for all corporate and operating officers of the Company to maintain or accumulate minimum ownership levels of the Company’s common stock. Officers are required to retain a portion of the common stock received upon equity compensation award vesting or exercise of stock options. The portion of the common stock that each officer must continue to hold is described in the table above as the "retention requirement," which is applied to the after-tax shares received by the officer. If the value of stock held by an officer exceeds a specified multiple of base salary, then such officer is no longer subject to the retention requirement with respect to additional after-tax common shares received by the officer. In determining ownership levels, we only include common stock owned outright by the officer, unvested time-based restricted stock and RSUs and common stock owned by the officer through our retirement plans. Excluded from the ownership guideline calculation are unexercised stock options (whether in-the-money or not) and unearned performance-based equity, such as PSUs. Each NEO is currently subject to the retention requirement.
CLAWBACK POLICY
In fiscal 2024, we adopted our Clawback Policy pursuant to the Nasdaq Listing Rules that implemented the clawback provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended (the “Dodd-Frank Act”). Under the Clawback Policy, in the event of a restatement of our financial statements due to noncompliance with any financial reporting requirement under the securities laws, our Human Capital, Compensation and Succession Committee must clawback any incentive compensation received by the executives that is in excess of the incentive compensation that would have been received had such noncompliance not occurred. The Clawback Policy also provides that in the event of an executive’s misconduct, including a violation of a confidentiality, non-solicitation, non-competition, or a similar restrictive covenant between the Company and the executive, or willful fraud that causes harm to the Company, our Human Capital, Compensation and Succession Committee may clawback any outstanding incentive compensation and any incentive compensation granted to, earned by, or paid to the executive. Incentive compensation includes annual bonuses, short- and long-term cash, equity and, equity-based incentive awards, in each case, whether vesting on the basis of time, performance, or a combination thereof.

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2026 Proxy Statement

REPORT ON EXECUTIVE COMPENSATION
The Human Capital, Compensation and Succession Committee of the Board recommends the compensation for our President and Chief Executive Officer and Chief Financial Officer to the full Board for approval and approves the compensation for our other executive officers. The Human Capital, Compensation and Succession Committee is composed entirely of Directors who are neither executive officers nor employees (“associates”) of our Company. In addition, the Human Capital, Compensation and Succession Committee recommends grants under the Second A&R 2016 LTIP and oversees the administration of other compensation plans and programs.
The Human Capital, Compensation and Succession Committee has reviewed the Compensation Discussion and Analysis and has discussed it with management. In reliance on the reviews and discussions referred to above, the Human Capital, Compensation and Succession Committee recommended to the Board (and the Board has approved) that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.
•Jeanne Beliveau-Dunn, Chair
•Aziz S. Aghili
•Kathryn V. Roedel
•Gerald G. Colella
May 17, 2026

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EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table sets forth the cash compensation, as well as certain other compensation paid or earned during the fiscal years ended March 31, 2026, 2025 and 2024, by each of our NEOs:

NEO, Name & Principal Position	Fiscal Year	Salary ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Non-Qualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)

David J. Wilson, President and Chief Executive Officer	2026	925,000	3,111,978	925,000	925,000	14,146	69,942	5,971,066
	2025	919,157	2,984,956	925,003	405,381	9,951	81,490	5,325,938
	2024	888,462	2,370,823	1,125,005	819,675	5,491	589,794	5,799,250
Gregory P. Rustowicz, EVP and Chief Financial Officer	2026	515,000	714,699	212,442	360,500	13,076	48,552	1,864,269
	2025	511,494	685,535	212,446	157,989	10,636	56,672	1,634,772
	2024	494,231	579,574	275,006	314,388	6,331	321,455	1,990,985
Appal S. Chintapalli, President, Americas(6,7)	2026	453,774	522,328	155,255	261,625	799	487,540	1,881,321
	2025	426,820	456,279	141,391	122,866	553	560,654	1,708,563
Alan S. Korman, SVP, General Counsel, Corporate Development and Secretary	2026	476,264	524,850	156,003	295,200	5,215	336,752	1,794,284
	2025	461,494	487,724	151,138	139,709	2,478	25,847	1,268,390
	2024	444,231	411,013	195,001	245,903	3,214	10,874	1,310,236
Adrienne M. Williams, SVP and Chief Human Resources Officer(6)	2026	411,264	383,955	114,130	233,956	12,842	40,866	1,197,013
	2025	394,157	355,012	110,009	103,565	5,977	41,293	1,010,013
(1)The amounts shown in this column reflect the aggregate grant date fair value for RSUs and PSUs granted in the fiscal year indicated under the 2016 LTIP. The grant date fair value for each RSU and PSU is equal to the market price of our common stock on the date of grant. PSUs are recognized as a compensation expense based upon their grant date fair value and to the extent it is probable that the performance conditions will be met. The assumptions used in valuing the PSUs granted in fiscal 2024, 2025 and 2026 are described in Note 15 to our consolidated financial statements included in our 2026 10-K.

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(2)The amounts shown in this column reflect the aggregate grant date fair value for non-qualified stock options to purchase our common stock granted in the fiscal year indicated under the 2016 LTIP. A Black-Sholes valuation approach has been chosen for these calculations. The assumptions used in valuing these grants for fiscal 2024, 2025 and 2026 are described in Note 15 to our consolidated financial statements included in the 2026 10-K. For fiscal 2026, the weighted-average assumptions used in calculating the grant date fair value of the stock options granted in fiscal 2026 reported in the option awards column are the following: (i) risk-free interest rate of 4.03%, (ii) expected life of 5.5 years, (iii) volatility factor of 0.492 and (iv) dividend yield of 1.59%.
(3)Represents amounts earned under the Annual Incentive Plan.
(4)Represents the Company-sponsored NQDC Plan under which eligible participants may elect to defer a portion of their cash compensation. Participation is detailed in the Non-Qualified Deferred Contribution Plan table below. For Messrs. Wilson, Rustowicz, Chintapalli, Korman and Ms. Williams the amounts presented in fiscal 2026 of $14,146, $13,076, $799, $5,215 and $12,842, respectively, represent above-market earnings under the NQDC Plan.
(5)For Messrs. Wilson, Rustowicz, Chintapalli, Korman and Ms. Williams, the amount presented in the "All Other Compensation" column above for fiscal 2026 include $42,608, $17,552, $4,407, $5,244, and $9,658, respectively, that the Company has contributed on behalf of such individual under the NQDC Plan. For additional information, see “—Non-Qualified Deferred Compensation” above. For Messrs. Wilson, Rustowicz, Chintapalli, Korman and Ms. Williams, the amount presented in the "All Other Compensation" column above for fiscal 2026 include $21,000, $21,000, $18,862, $9,931, and $21,208, respectively, that the Company has contributed on behalf of such individual under the 401(k) Plan. For additional information, see “—Retirement and Deferred Compensation” above. For Messrs. Wilson, Rustowicz, Chintapalli, Korman, and Ms. Williams, the amount presented in the "All Other Compensation" column above for fiscal 2026 include reimbursement under our executive financial planning policy in the amounts of $6,335, $10,000, $10,000, $3,250, and $10,000 respectively. For Mr. Chintapalli, the amount presented in the "All Other Compensation" column above for fiscal 2026 includes $141,960, $57,190, $28,880, $23,042, $166,651, $13,152, $10,025, $8,450 and $4,922 for host country tax equalization payment amount, cost-of-living adjustment, child tuition reimbursement, housing allowance, relocation costs, automobile allowance, tax gross-up on imputed income, tax return preparation reimbursement and home trips expense reimbursement, respectively, in connection with his expat assignment on behalf of the Company in Germany. Mr. Korman received a relocation package in the amount of $318,327 in fiscal 2026.
(6)Mr. Chintapalli and Ms. Williams were not NEOs in fiscal 2024, and therefore their compensation is not reported for those fiscal years.
(7)Mr. Chintapalli completed his expatriate assignment in fiscal 2026 and therefore will no longer be eligible for perquisites associated with his assignment abroad.

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GRANTS OF PLAN-BASED AWARDS
The following table sets forth information with respect to plan-based awards granted in fiscal 2026 to the NEOs in the Summary Compensation Table, including awards under the Annual Incentive Plan and equity awards of stock options, PSUs and RSUs:

Name	Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(6)	All Other Option Awards: Number of Securities Underlying Options (#)(7)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)

		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

David J. Wilson		462,500	925,000	1,850,000
	5/19/2025				58,016	116,032	232,064				2,074,652
	5/19/2025							58,016			1,037,326
	5/19/2025	—							121,232	17.59	925,000
Gregory P. Rustowicz		180,250	360,500	721,000
	5/19/2025				13,324	26,648	53,296				476,466
	5/19/2025							13,324			238,233
	5/19/2025								27,843	17.59	212,442
Appal S. Chintapalli		149,500	299,000	598,000
	5/19/2025				9,738	19,475	38,950				348,213
	5/19/2025							9,738			174,115
	5/19/2025								20,348	17.59	155,255
Alan S. Korman		144,000	288,000	576,000
	5/19/2025				9,785	19,569	39,138				349,894
	5/19/2025							9,785			174,956
	5/19/2025								20,446	17.59	156,003
Adrienne M. Williams		114,125	228,250	456,500
	5/19/2025				7,158	14,316	28,632				255,970
	5/19/2025							7,158			127,985
	5/19/2025								14,958	17.59	114,130
(1)The grant date is the date on which the relevant awards listed were approved by our Board.
(2)Represents the potential payout range under the Annual Incentive Plan for fiscal 2026 discussed above. The final fiscal 2026 payout can be found in the Summary Compensation Table set forth above in the column entitled “Non-Equity Incentive Plan Compensation.”
(3)Represents the potential vesting range of PSUs awarded to NEOs on the grant date, subject to achievement of sales growth and Adjusted EBITDA margin improvement performance targets for fiscal 2026-2028 as described in the Compensation Discussion and Analysis section of this proxy statement above. Each PSU will be settled in a share of our common stock.
(4)Represents per-share exercise price of the options and is equal to the average of the high and low price on the grant date.
(5)Amounts in this column reflect the aggregate grant date fair value of the equity awards. The grant date fair value for each PSU and RSU is equal to the closing price of our common stock on the date of grant. A Black-Scholes valuation approach has been utilized for valuing the options. For additional information on the assumptions used in valuing these awards, see footnotes 2 and 3 to the Summary Compensation Table set forth above.
(6)Represents RSUs granted under the fiscal 2026 long-term incentive program, which vest at a rate of 33% per year beginning one year from the date of grant, except that RSUs may vest earlier in the event of death, disability, retirement or change in control.
(7)Represents the number of shares of common stock underlying options awarded to the NEOs on the grant date. The options vest at a rate of 33% per year, beginning one year from the date of grant, except options that may vest earlier in the event of death, disability, retirement or change in control. They expire 10 years from the date of grant, or earlier in the event of termination, death, disability or retirement. The weighted average grant date fair value of option awards granted on May 19 2025, is $7.63 per share based on the Black-Scholes valuation.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information with respect to the NEOs named in the Summary Compensation Table relating to (i) unexercised stock options and (ii) PSUs and RSUs that have not vested and are outstanding as of March 31, 2026.

	Option Awards							RSU Awards			PSU Awards

NEO	Number of Securities Underlying Unexercised Options Exercisable	Option Awards Number of Securities Underlying Unexercised Options Unexercisable (#)			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested as of 3/31/2026 ($)(19)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested as of 3/31/2026 ($)(19)

David J. Wilson
	62,112	(6)				30.29	5/18/2030	10,802	(13)	156,197	32,406	(16)	468,591
	44,217	(7)				54.26	5/17/2031	14,264	(14)	206,257	53,209	(17)	769,402
	93,908	(9)				33.12	5/16/2032	58,016	(15)	838,911	116,032	(18)	1,677,823
	57,916	(10)	28,957	(10)		36.16	5/22/2033
	18,000	(11)	35,999	(11)		45.34	5/20/2034
			121,232	(12)		17.59	5/19/2035
Gregory P. Rustowicz
	28,333	(1)				15.16	5/23/2026	2,640	(13)	38,174	7,922	(16)	114,552
	19,500	(2)				24.33	5/22/2027	3,276	(14)	47,371	12,220	(17)	176,701
	11,897	(3)				38.70	5/22/2028	13,324	(15)	192,665	26,648	(18)	385,330
	13,422	(4)				35.16	5/20/2029
	20,667	(5)				25.52	5/18/2030
	16,096	(7)				54.26	5/17/2031
	23,990	(9)				33.12	5/16/2032
	14,158	(10)	7,078	(10)		36.16	5/22/2033
	4,134	(11)	8,268	(11)		45.34	5/20/2034
			27,843	(12)		17.59	5/19/2035
Appal S. Chintapalli
	4,443	(4)				35.16	5/20/2029	1,664	(13)	24,061	4,993	(16)	72,199
	6,841	(5)				25.52	5/18/2030	2,180	(14)	31,523	8,133	(17)	117,603
	7,508	(7)				54.26	5/17/2031	9,738	(15)	140,811	19,475	(18)	281,609
	13,021	(9)				33.12	5/16/2032
	8,924	(10)	4,461	(10)		36.16	5/22/2033
	2,752	(11)	5,502	(11)		45.34	5/20/2034
			20,348	(12)		17.59	5/19/2035

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	Option Awards							RSU Awards			PSU Awards

NEO	Number of Securities Underlying Unexercised Options Exercisable	Option Awards Number of Securities Underlying Unexercised Options Unexercisable (#)			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested as of 3/31/2026 ($)(19)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested as of 3/31/2026 ($)(19)

Alan S. Korman
	16,140	(1)				15.16	5/23/2026	1,872	(13)	27,069	5,618	(16)	81,236
	12,138	(2)				24.33	5/22/2027	2,330	(14)	33,692	8,694	(17)	125,715
	7,542	(3)				38.70	5/22/2028	9,785	(15)	141,491	19,569	(18)	282,968
	8,674	(4)				35.16	5/20/2029
	13,357	(5)				25.52	5/18/2030
	11,205	(7)				54.26	5/17/2031
	17,441	(9)				33.12	5/16/2032
	10,039	(10)	5,019	(10)		36.16	5/22/2033
	2,941	(11)	5,882	(11)		45.34	5/20/2034
			20,446	(12)		17.59	5/19/2035
Adrienne M. Williams
	6,365	(8)				49.36	5/17/2031	1,320	(13)	19,087	3,961	(16)	57,276
	11,048	(9)				33.12	5/16/2032	1,696	(14)	24,524	6,328	(17)	91,503
	7,079	(10)	3,539	(10)		36.16	5/22/2033	7,158	(14)	69,003	14,316	(18)	207,009
	2,141	(11)	4,281	(11)		45.34	5/20/2034
			14,958	(12)		17.59	5/19/2035
(1)These options were granted May 23, 2016 and vested 25% per year beginning May 23, 2017.
(2)These options were granted May 22, 2017 and vested 25% per year beginning May 22, 2018.
(3)These options were granted May 22, 2018 and vested 25% per year beginning May 22, 2019.
(4)These options were granted May 20, 2019 and vested 25% per year beginning May 20, 2020.
(5)These options were granted May 18, 2020 and vested 33% per year beginning May 18, 2021.
(6)These options were granted June 1, 2020 and vested 33% per year beginning May 18, 2021.
(7)These options were granted May 17, 2021 and vested 33% per year beginning May 17, 2022.
(8)These options were granted June 14, 2021 and vested 33% per year beginning May 17, 2022.
(9)These options were granted May 16, 2022 and vested 33% per year beginning May 16, 2023.
(10)These options were granted May 22, 2023 and vested 33% per year beginning May 22, 2024.
(11)These options were granted May 20, 2024 and vested 33% per year beginning May 20, 2025.
(12)These options were granted May 19, 2025 and vested 33% per year beginning May 19, 2026.
(13)These RSUs were granted May 22, 2023 and vested 33% per year beginning May 22, 2024.
(14)These RSUs were granted May 20, 2024 and vested 33% per year beginning May 20, 2025.
(15)These RSUs were granted May 19, 2025 and vested 33% per year beginning May 19, 2026.
(16)These PSUs were granted May 22, 2023 and vested on May 22, 2026, based on the ROIC achievement as compared to pre-established performance targets for the fiscal year ended March 31, 2026.
(17)These PSUs were granted July 22, 2024 and vest on May 20, 2027, based on sales growth and Adjusted EBITDA margin improvement achievement as compared to pre-established performance targets for the three fiscal year period ending March 31, 2027.
(18)These PSUs were granted May 19, 2025 and vest on May 19, 2028, based on sales growth and Adjusted EBITDA margin improvement achievement as compared to pre-established performance targets for the three fiscal year period ending March 31, 2028.
(19)The stock price used to determine the value of the shares or units unvested at March 31, 2026, is $14.46 per share, which was the closing price of the Company's common stock on March 31, 2026.

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Executive Compensation Tables

OPTIONS EXERCISES AND STOCK VESTED
The following table sets forth information with respect to the NEOs named in the Summary Compensation Table relating to the exercise of stock options and the vesting of PSUs and RSUs in fiscal 2026:

	Stock Awards

NEO	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

David J. Wilson	45,145	784,477
Gregory P. Rustowicz	11,224	195,087
Appal S. Chintapalli	6,531	113,360
Alan S. Korman	8,087	140,601
Adrienne M. Williams	5,370	93,268
(1)Represents the average of the high and low market price of our common stock on the vesting date as quoted on Nasdaq multiplied by the number of shares acquired.

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NON-QUALIFIED DEFERRED COMPENSATION
The Company maintains the NQDC Plan under which eligible participants (including our Directors and U.S.-based NEOs) may elect to defer a portion of their cash compensation. Payment of balances will occur in accordance with Internal Revenue Code Section 409A requirements. For more information about our retirement program, see “Other Potential Post-Employment Payments” in this proxy statement.

Executive Officer	Executive Contributions in Fiscal 2026 ($)	Company Contributions in Fiscal 2026(1) ($)	Aggregate Earnings in Fiscal 2026 ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at 3/31/2026 ($)

David J. Wilson	23,000	42,608	66,677	—	451,168
Gregory P. Rustowicz	19,412	17,552	56,518	52,609	257,820
Appal S. Chintapalli	—	4,407	4,329	—	29,328
Alan S. Korman	—	5,244	34,317	—	109,852
Adrienne M. Williams	58,104	9,658	98,333	—	429,442
(1)This column represents the Company’s matching contributions made under the NQDC Plan in fiscal 2026. These amounts are reflected in the "All Other Compensation" column of the Summary Compensation Table set forth above.
Under the NQDC Plan, eligible participants, including our Directors and U.S.-based NEOs, may elect to defer cash compensation. Eligible employees may elect to defer up to 100% of any annual bonus and either (i) up to 75% of their base salary and any commission or (ii) up to 75% of their base salary and any commission that is in excess of the compensation limit in effect under Section 401(a)(17) of the Internal Revenue Code (“Section 401(a)(17)”) for the relevant plan year ($350,000 for 2025). Directors may elect to defer up to 100% of their annual cash retainer amount. The Company makes (i) a matching contribution equal to 100% of the first 4% of eligible compensation deferred by a participant (other than a non-employee director) that is in excess of the Section 401(a)(17) compensation limit and (ii) a non-elective contribution equal to 2% of the participant’s eligible compensation that is in excess of the Section 401(a)(17) compensation limit. Participants’ NQDC Plan accounts are adjusted for gains and losses based on investment directions provided by participants. Participants may elect to receive payment of their NQDC Plan benefit upon a specified date, separation from service, disability or death, and in the form of a lump sum or monthly installments over 1-10 years, except that, upon a change in control, a participant’s vested benefit will automatically be paid in a lump sum. Participants may also withdraw amounts due to an unforeseeable emergency in accordance with Section 409A of the Internal Revenue Code.

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Executive Compensation Tables

OTHER POTENTIAL POST-EMPLOYMENT PAYMENTS
It is our policy to provide severance benefits to each of our U.S.-based, full-time salaried employees and hourly employees not covered by a collective bargaining agreement who involuntarily lose their positions without cause. The Executive Severance Plan applies to our NEOs. Upon an eligible termination of employment, the plan provides: (i) cash payment of one times (1x) the NEO’s annual base salary in effect on the termination date; (ii) long-term incentive awards to be treated in the same manner as would occur upon the occurrence of a “Retirement” under the relevant equity award agreement and long-term incentive plan under which the equity awards were issued, (iii) health and welfare benefits at the active employee rate for one year; and (iv) outplacement services not to exceed $15,000.
The following table sets forth the gross amount each NEO would receive under various termination scenarios described above using the following assumptions:
•Termination of employment on March 31, 2026; and
•Exercise of all options and vesting of all RSUs based on the closing market price of $14.46 per share of our common stock on March 31, 2026.

NEO	Voluntary Termination ($)		Retirement ($)		Involuntary Termination ($)		Termination in Connection with Change in control ($)		Death ($)		Change in Control Only

David J. Wilson (7)	473,281	(1)	2,599,647	(2)	5,493,861	(3)	6,557,058	(4)	3,099,647	(5)	—	(6)
Gregory P. Rustowicz	206,002	(1)	844,712	(2)	1,111,617	(3)	3,567,326	(4)	1,344,712	(5)	—	(6)
Appal S. Chintapalli	386,151	(1)	844,172	(2)	1,145,812	(3)	3,238,460	(4)	1,304,172	(5)	—	(6)
Alan S. Korman	253,780	(1)	751,232	(2)	1,067,016	(3)	3,172,882	(4)	1,231,232	(5)	—	(6)
Adrienne M. Williams	262,114	(1)	643,186	(2)	939,045	(3)	2,647,847	(4)	1,058,186	(5)	—	(6)
(1)Includes (i) the value of vested stock options, (ii) accrued vacation through the date of termination, and (iii) the vested portion of each such NEO’s 401(k) Plan account. In addition, each NEO would be entitled to receive accrued salary through the date of termination.
(2)Includes (i) the value of vested stock options, (ii) accrued vacation through the date of termination, (iii) the vested portion of each such NEO’s 401(k) Plan account, (iv) unless otherwise provided in an equity award agreement, the value of all options, restricted shares or RSUs and performance shares or RSUs which become fully vested and (v) awards under the Annual Incentive Plan earned in fiscal 2026. In addition, each NEO would be entitled to receive accrued salary through the date of termination.
(3)Includes (i) severance, (ii) awards under the Annual Incentive Plan earned in fiscal 2026 (iii) the value of vested stock options, (iv) accrued vacation through the date of termination, and (v) the vested portion of each such NEO’s 401(k) Plan account. In addition, each NEO would be entitled to receive accrued salary through the date of termination.
(4)Includes (i) termination payments under the change-in-control agreements (up to the maximum permitted), (ii) the value of vested stock options, (iii) accrued vacation through the date of termination, (iv) the vested portion of each such NEO’s 401(k) Plan account, and (v) awards under the Annual Incentive Plan earned in fiscal 2026. Termination payments under the change-in-control agreements include (i) a lump sum severance payment equal to three times the sum of (a) annual salary and (b) the greater of (1) the annual target bonus under the Annual Incentive Plan in effect on the date of termination or (2) the annual target bonus under the Annual Incentive Plan in effect immediately prior to the change-in-control, (ii) a lump sum payment, in cash, equal to thirty-six (36) times the monthly cost of continued coverage if COBRA is elected under the Company group health plans, (iii) a lump sum payment equal to the actuarial equivalent of the pension payment which would have accrued under our tax-qualified retirement plans had each such NEO’s continued to be employed by us for three additional years, unless otherwise provided in an equity award agreement, the value of all options, restricted shares or RSUs and earned performance shares or RSUs for which the vesting period has not been completed which become fully vested. For purposes of this calculation, we have also assumed that any PSUs for which the performance period has not yet been completed and, as a result, remain unearned will be assumed by the successor entity, and therefore are not included as part of the figure shown above. In addition, each NEO would be entitled to receive accrued salary through the date of termination
(5)Includes (i) Company provided group term life insurance benefits, (ii) the value of vested stock options, (iii) accrued vacation through the date of termination, (iv) the vested portion of each such NEO’s 401(k) Plan account, (v) unless otherwise provided in an equity award agreement, the value of all stock options not previously vested, restricted shares or RSUs and performance shares or PSUs, which become fully vested and (vi) awards under the Annual Incentive Plan earned in fiscal 2026. In addition, accrued salary through the date of termination would be paid out.
(6)No payments or awards are provided unless restricted shares, RSUs, PSUs and options held by the NEOs are not assumed by the successor entity. In the event that the successor entity does not assume the restricted shares, RSUs, PSUs and options, all restricted shares, options, RSUs, earned PSUs for which the vesting period has not been completed and unearned PSUs (which would become earned RSUs at target achievement levels) would be vested and payable to the NEOs.
(7)Mr. Wilson’s post-employment payment scenarios were calculated in accordance with his employment agreement, filed with the SEC as of May 14, 2020.

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Executive Compensation Tables

CEO PAY RATIO
We believe executive pay must be market competitive and internally fair and equitable to motivate our employees to create shareholder value. The Human Capital, Compensation and Succession Committee monitors the relationship between the pay our executive officers receive and the pay of our employees to ensure we remain competitive, fair and equitable. The Human Capital, Compensation and Succession Committee reviewed the CEO pay total from the Summary Compensation Table to the pay of our median employee’s compensation for the fiscal year ended March 31, 2026.
For the fiscal year ended March 31, 2026, the annual total compensation of our CEO was $5,971,066 and the annual total compensation of our median employee was $60,639, resulting in a ratio of 98 to 1. The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. Our CEO to median employee pay ratio is calculated in accordance with the SEC’s proxy statement requirements pursuant to Item 402(u) of Regulation S-K.
To identify our median compensated employee, we reviewed the base salary reflected in our payroll records, excluding our Chief Executive Officer, who were employed by us on March 31, 2026, a date within the last three months of our most recently completed fiscal year. Compensation was annualized for full-time and part-time new hire employees who were employed by us on March 31, 2026 but did not work a full fiscal year.
After identifying the median employee based on base salary, we calculated this employee’s annual total compensation using the same methodology used for our NEOs as set forth in the Summary Compensation Table herein.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
POLICIES AND PRACTICES RELATED TO THE TIMING OF GRANTS OF CERTAIN EQUITY AWARDS
At regularly scheduled meetings of the Board and Human Capital, Compensation and Succession Committee held in May of each year, it is the Board’s and Human Capital, Compensation and Succession Committee’s long-standing practice to review the Company’s results for the most recently completed fiscal year and review the Company’s financial plan and strategy for the upcoming fiscal year.
At these meetings, the Human Capital, Compensation and Succession Committee approves merit increases, Annual Incentive Plan payouts, as well as the annual equity award grants for the executive officers. The Human Capital, Compensation and Succession Committee does not take material non-public information into account when determining the timing and terms of annual equity award grants. After review and discussion, the Board approves the annual equity awards grants for the CEO and the Company’s other executive officers for then-current fiscal year at the May meetings. In addition, the Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation.
Accordingly, the grant date for the Company’s annual equity award grants is always the date of the May meetings of the Human Capital, Compensation and Succession Committee and Board. The meeting date is generally set at least a year in advance. This timing coincides with the Company’s fiscal year-based performance management cycle, allowing the Board and Human Capital, Compensation and Succession Committee to grant equity awards close in time to performance appraisals. It is the Board’s and Human Capital, Compensation and Succession Committee’s belief that maintaining a consistent grant practice, based on a date that is generally set at least a year in advance, is in the best interests of the Company as is strengthens the link between pay and performance, while also minimizing the risk that awards are granted opportunistically for the benefit of the Company’s officers.

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Executive Compensation Tables

Among the types of equity awards often granted to the Company’s executive officers are non-qualified stock options. As discussed in greater detail above, granting stock options to our executive officers helps align management and shareholder interests by encouraging decisions and actions that result in long-term stock appreciation and ownership interest for management. During fiscal 2026, we did not grant any stock options to our NEOs during the period beginning four business days prior to and ending one business day following the filing of our periodic reports or the filing or furnishing of a Current Report on Form 8-K that discloses material nonpublic information. Except as disclosed herein, we have no policies or practices to disclose pursuant to Item 402(x) of Regulation S-K.

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HUMAN CAPITAL, COMPENSATION AND SUCCESSION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During fiscal 2026, none of our executive officers served as a director of another entity, one of whose executive officers served on the Human Capital, Compensation and Succession Committee, and none of our executive officers served as a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served as a member of our Board or the Human Capital, Compensation and Succession Committee. No member of our Human Capital, Compensation and Succession Committee was, during fiscal 2026, an officer or employee of our Company or any of our subsidiaries or was formerly an officer of the Company or any of our subsidiaries at any point in the past.
The Board determined that all members of the Human Capital, Compensation and Succession Committee are independent and have no financial or personal relationships with Columbus McKinnon requiring disclosure pursuant to Item 404 of Regulation S-K.

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2026 Proxy Statement

PAY VERSUS PERFORMANCE
COMPENSATION ACTUALLY PAID TABLE
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our Principal Executive Officer (PEO) and to our non-PEO NEOs and certain financial performance of the Company for the indicated fiscal years. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.

Year(1)	SCT Total for First PEO ($)	CAP for First PEO(2) ($)	Avg. SCT Total for non-PEO NEOs(2) ($)	Avg. CAP to non-PEO NEOs(2) ($)	Value of Initial Fixed $100		Net Income ($ in Thousands)	Adjusted EBIT(4) ($ in Thousands)
					TSR ($)	Peer Group TSR (3) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

2026	5,971,066	4,398,298	1,684,222	1,408,381	28.84	183.32	(229,535)	94,865
2025	5,325,938	(1,610,341)	1,360,850	166,465	33.03	166.99	(5,138)	102,300
2024	5,799,250	7,011,006	1,479,373	1,769,549	86.39	137.71	46,625	119,238
2023	4,973,892	3,543,606	1,622,384	1,421,836	71.39	97.58	48,429	105,869
2022	4,067,021	2,562,396	1,347,394	788,702	80.77	92.69	29,660	95,589
(1)The PEOs and the Non-PEO NEOs for the indicated years were as follows:

Year	First PEO	Other Non-PEOs

2026	Mr. Wilson	Messrs. Chintapalli, Korman, Rustowicz and Ms. Williams
2025	Mr. Wilson	Messrs. Brant, Chintapalli, Korman, Rustowicz and Ms. Williams
2024	Mr. Wilson	Messrs. Brant, Korman, Rustowicz and Schadeberg
2023	Mr. Wilson	Messrs. Brant, Korman, Rustowicz and Schadeberg
2022	Mr. Wilson	Messrs. Brant, Korman, Rustowicz and Wozniak
(2)Amounts represent compensation actually paid to our PEOs and the average compensation actually paid to our non-PEO NEOs for the relevant fiscal year, as determined under SEC rules (and described below).
(3)For the relevant fiscal year, represents the cumulative TSR (the “Peer Group TSR”) of the Dow Jones U.S. Diversified Industrials Index.
(4)In accordance with SEC rules, the Company is required to include in the Pay versus Performance table the “most important” financial performance measure (as determined by the Company) used to link compensation actually paid to our PEOs and Non-PEO NEOs to Company performance for the most recently completed fiscal year. The Company determined that Adjusted EBIT, which is a non-GAAP measure included in our incentive program, meets this requirement and therefore, we have included this performance measure in the Pay versus Performance table. Adjusted EBIT is defined as operating income as determined in accordance with GAAP adjusted for each of the adjustments used in the computation of Adjusted EBITDA other than depreciation and amortization expense,

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Compensation actually paid to our PEO and Non-PEO NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:
DAVID J. WILSON (FIRST PRINCIPAL EXECUTIVE OFFICER)

Year	Summary Compensation Table Total ($)	Minus: Change in Present Value of NQDC ($)	Minus: Change in Present Value of Pension ($)	Plus: Pension Service Costs Attributable to the Applicable Year ($)	Minus: Grant Date Fair Value of Equity Awards Granted During Applicable Year ($)	Plus: Year- End Fair Value of Equity Awards Granted During Applicable Year ($)	Plus: Fair Value of Awards Granted and Vested in Applicable Year ($)	Plus: Change in Fair Value as of Year- End of Any Prior-Year Awards that Remain Unvested as of Year-End ($)	Plus: Change in Fair Value as of Vesting Date of Any Prior-Year Awards that Vested During Applicable Year ($)	Compensation Actually Paid ($)

2026	5,971,066	14,146	—	—	4,036,978	3,229,963	—	(770,061)	18,454	4,398,298
2025	5,325,938	9,951	—	—	3,909,959	1,390,504	—	(4,340,800)	(66,074)	(1,610,341)
2024	5,799,250	5,491	—	—	3,495,828	4,352,194	—	448,465	(87,584)	7,011,006
2023	4,973,892	2,900	—	—	2,816,047	3,501,035	—	(1,616,943)	(495,431)	3,543,606
2022	4,067,021	1,896	—	—	2,362,446	1,840,059	—	(993,714)	13,371	2,562,396
AVERAGE OF NON-PEO NEOs

Year	Summary Compensation Table Total ($)	Minus: Change in Present Value of NQDC ($)	Minus: Change in Present Value of Pension ($)	Plus: Pension Service Costs Attributable to the Applicable Year ($)	Minus: Grant Date Fair Value of Equity Awards Granted During Applicable Year ($)	Plus: Year End Fair Value of Equity Awards Granted During Applicable Year ($)	Plus: Fair Value of Awards Granted and Vested in Applicable Year ($)	Plus: Change in Fair Value as of Year End of Any Prior-Year Awards that Remain Unvested as of Year-End ($)	Plus: Change in Fair Value as of Vesting Date of Any Prior-Year Awards that Vested During Applicable Year ($)	Compensation Actually Paid ($)

2026	1,684,222	7,983	—	—	695,916	556,681	—	(131,863)	3,240	1,408,381
2025	1,360,850	21,058	—	—	636,684	212,973	10,280	(719,962)	(39,934)	166,465
2024	1,479,373	13,476	53	—	668,025	831,669	—	157,778	(17,717)	1,769,549
2023	1,622,384	8,205	—	—	814,420	701,707	—	33,962	(113,592)	1,421,836
2022	1,347,394	6,473	—	—	668,073	520,369	—	(404,240)	(275)	788,702
In the determination of each PEO’s and each Non-PEO NEO’s compensation actually paid, fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

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RELATIONSHIP BETWEEN FINANCIAL PERFORMANCE MEASURES
The graphs below describe the relationship between the compensation actually paid to our PEOs and the average of the compensation actually paid to our Non-PEO NEOs and (i) our cumulative TSR, (ii) our net income and (iii) our Adjusted EBIT, in each case, for the fiscal years ended March 31, 2022, 2023, 2024, 2025 and 2026. In addition, the first graph below compares our cumulative TSR and peer group cumulative TSR for the fiscal years ended March 31, 2022, 2023, 2024, 2025 and 2026.
TSR amounts reported in the graph assume an initial fixed investment of $100 and that all dividends, if any, were reinvested.

Compensation Actually Paid vs. TSR
Compensation Actually Paid (Thousands)
TSR Return on Investment of $100
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$—
-$1,000
-$2,000
-$3,000
$300.00
$275.00
$250.00
$225.00
$200.00
$175.00
$150.00
$125.00
$100.00
$75.00
$50.00
$25.00
$—
$2,562
$789
$92.69
$80.77
$3,544
$1,422
$97.58
$71.39
$7,011
$1,770
$137.71
$86.39
-$1,610
$166
$166.99
$33.03
$4,398
$1,408
$183.32
$28.84
2022
2023
2024
2025
2026
Comp. Actually Paid to First PEO
Avg. Comp. Actually Paid to Non-PEO NEOs
Company TSR
Peer Group TSR

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Compensation Actually Paid vs. Net Income
Compensation Actually Paid (Thousands)
Net Income ('000)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$—
-$1,000
-$2,000
-$3,000
$100,000
$50,000
$0
-$50,000
-$100,000
-$150,000
-$200,000
-$250,000
$2,562
$789
$3,544
$1,422
$7,011
$1,770
-$1,610
$166
$4,398
$1,408
$29,660
$48,429
$46,625
-$5,138
-$229,535
2022
2023
2024
2025
2026
Comp. Actually Paid to First PEO
Avg. Comp. Actually Paid to Non-PEO NEOs
Net Income (GAAP)

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Pay Versus Performance

Compensation Actually Paid vs. Adj. EBIT

Compensation Actually Paid (Thousands)
Adj. EBIT ('000)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$—
-$1,000
-$2,000
-$3,000
$120
$100
$80
$60
$40
$20
$0
2022
2023
2024
2025
2026
$2,562
$789
$3,544
$1,422
$7,011
$1,770
-$1,610
$166
$4,398
$1,408
$96
$106
$119
$102
$95
Comp. Actually Paid to First PEO
Avg. Comp. Actually Paid to Non-PEO NEOs
Adj. EBIT

The graphs above demonstrate that over the measurement period, Compensation Actually Paid (CAP) for the PEO and Non-PEO NEOs generally trended directionally with the Company’s cumulative TSR, net income and Adjusted EBIT. During the time period, changes in CAP were largely attributable to the fluctuation in value of outstanding equity awards, which correlate with increases and decreases in stock price and cumulative TSR.
PAY VERSUS PERFORMANCE TABULAR LIST
We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our PEOs and Non-PEO NEOs for the fiscal year ended March 31, 2026. The measures in this list are not ranked:
•Adjusted EBIT
•Adjusted Free Cash Flow
•Adjusted ROIC
For additional details regarding our most important financial performance measures, please see the sections titled “Elements of our Compensation Program for NEOs” and “Components of Compensation” in our Compensation Discussion and Analysis elsewhere in this proxy statement.

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PROPOSAL 3
RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2027
GENERAL
We are asking our shareholders to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027. In the event our shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and its shareholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The aggregate fees billed to us by Ernst & Young LLP for fiscal 2025 and fiscal 2026 are as follows, categorized in accordance with the SEC's rules:

	Fiscal 2025 ($ in thousands)	Fiscal 2026 ($ in thousands)

Audit Fees(1)	2,975	4,538
Audit Related Fees(2)	14	13
Tax Fees(3)	516	532
All Other Fees(4)	7	8
Total	3,512	5,091
(1)Consists of fees billed for the audit of our annual financial statements included in the 2025 10-K, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by auditors in connection with statutory and regulatory filings or engagements.
(2)Consists of certain agreed-upon other non-audit related procedures in Mexico.
(3)Consists of all tax-related services including transfer pricing, international tax advisory, global tax compliance and other ad hoc consulting services.
(4)Consists of the annual fee for access to E&Y's accounting research service.

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AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for Columbus McKinnon by Ernst & Young LLP, or any other auditing or accounting firm, subject to de minimis exceptions for non-audit services, which are approved by the Audit Committee prior to completion of the audit. During fiscal 2026, the Audit Committee approved all audit and non-audit services provided to Columbus McKinnon by Ernst & Young LLP. Our Audit Committee’s current practice is to consider for pre-approval annually all audit and non-audit services proposed to be provided by Ernst & Young LLP. In making its decision to appoint Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee has considered whether the provision of the non-audit services rendered by Ernst & Young LLP is compatible with maintaining that firm's independence and has determined that such services are compatible with maintaining Ernst & Young’s independence.

PROPOSAL 3
The Board of Directors Recommends a Vote "FOR" the Ratification of Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2027.
FOR

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REPORT OF THE AUDIT COMMITTEE
REVIEW OF OUR AUDITED FINANCIAL STATEMENTS
Our Audit Committee is comprised of the Directors named below, each of whom is independent in accordance with applicable securities laws and under Nasdaq Listing Rule 5605 as currently in effect. In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board has determined that Messrs. Stephens, Jr., Abraham and Dastoor each qualify as an "Audit Committee financial expert.”
The Audit Committee operates under a written charter, which includes provisions requiring Audit Committee advance approval of all audit and non-audit services to be provided by the Company’s independent registered public accounting firm. However, as a matter of course, we will not engage any outside accountants to perform any significant audit or non-audit services without the prior approval of the Audit Committee.
The Audit Committee has reviewed and discussed with our management our audited financial statements for the fiscal year ended March 31, 2026. The Audit Committee has also discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC.
The Audit Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP, required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed the independence of Ernst & Young LLP with that firm.
Based on the review and the discussions noted above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026, for filing with the SEC.
•Chris J. Stephens, Jr., Chair
•Chad R. Abraham
•Michael Dastoor
May 15, 2026

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PROPOSAL 4
APPROVE AN AMENDMENT TO THE SECOND A&R 2016 LTIP TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE SECOND A&R 2016 LTIP
We are asking our shareholders to approve an amendment (the "LTIP Amendment") to the "Second A&R 2016 LTIP". Upon recommendation of the Human Capital, Compensation and Succession Committee, the Board approved the LTIP Amendment on June 1, 2026, subject to receipt of shareholder approval, and has recommended that shareholders approve this Proposal 4 to approve the LTIP Amendment. The only change to the Second A&R 2016 LTIP being made by the LTIP Amendment is to increase the maximum number of shares that may be issued as awards under the Second A&R 2016 LTIP by 1,450,000 shares in order to provide sufficient available capacity to permit the Company to continue to grant equity awards to its directors, officers, employees and third-party service providers. The Human Capital, Compensation and Succession Committee believes that long-term incentives provide important medium-term and long-term incentives for our directors, officers, employees and third-party service providers to achieve the Company’s strategic business plan. The Human Capital, Compensation and Succession Committee also believes that long-term incentives consistent with those available to other leading industrial companies are required for us to compete for, motivate and retain high-quality directors, executives, employees and third-party service providers.
BACKGROUND
The Second A&R 2016 LTIP was originally adopted by our Board and approved by our shareholders on July 18, 2016. The Second A&R 2016 LTIP was then amended and restated effective June 5, 2019, for which shareholder approval was obtained on July 22, 2019, to, among other items, increase the number of shares authorized for use in making awards under the Second A&R 2016 Plan by an additional 2,500,000 shares. The Second A&R 2016 LTIP was further amended and restated on June 4, 2024, for which shareholder approval was obtained on July 22, 2024, to, among other items, increase the number of shares authorized for use in making awards under the Second A&R 2016 LTIP by an additional 2,800,000 shares.
The Second A&R 2016 Plan, including after its amendment pursuant to the LTIP Amendment, was designed with governance best practices in mind, reflecting our commitment to aligning our equity and incentive compensation programs with long-term shareholder interests. As described below, the Second A&R 2016 Plan incorporates several features intended to support reasonable share utilization, strong oversight and transparent award practices.
CHANGES TO THE SECOND A&R 2016 LTIP
We are asking our shareholders to approve the LTIP Amendment, which increases the number of shares authorized for use in making awards under the Second A&R 2016 LTIP by an additional 1,450,000 shares. These additional 1,450,000 shares, when combined with the 920,241 shares remaining available for grant under the Second A&R 2016 LTIP as of March 31, 2026, will result in 2,370,241 shares being available for grant under the Second A&R 2016 LTIP if the LTIP Amendment is approved.

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CURRENT OVERVIEW OF AVAILABLE EQUITY AWARDS
As of March 31, 2026, the Company had 920,241 shares available for grant under the Second A&R 2016 LTIP, a number that both the Human Capital, Compensation and Succession Committee and the Board believe to be insufficient to meet our anticipated needs for the remainder of 2026 and beyond. The Board believes that it is desirable and necessary to increase the number of shares available for issuance under the Second A&R 2016 LTIP so that the Company can continue to fulfill our compensation philosophy goals of competing for, motivating and retaining high-quality directors, executives, employees and third-party service providers and linking their interests with those of our shareholders. We firmly believe that employees with a stake in the future success of our business are highly motivated to achieve long-term growth and are well-aligned with the interests of our other shareholders to increase shareholder value. It is essential that we continue the use of equity compensation to better position us in the market and allow us to retain our skilled employees while attracting talented new employees to help us achieve our objectives, which include increasing shareholder value by growing the business. The use of shares enables us to reduce cash compensation costs while leveraging equity to retain employees critical to the long-term success of the Company. Without the approval of an addition to our share reserve, we will be very challenged to continue to compete in this highly competitive market.
If the LTIP Amendment is not approved by our shareholders, the Second A&R 2016 LTIP will remain in place, but the Company expects that it will be unable to maintain its current new hire and Company annual equity grant practices, and, as a result, the Company expects that it will be at a significant competitive disadvantage in attracting and retaining talent. This could ultimately result in the loss of critical talent and inhibit our ability to meet our future growth objectives. In addition, if the LTIP Amendment is not approved, we may be compelled to increase, including by a significant amount, the cash component of our employee and director compensation programs, which may not necessarily align employee and director compensation interests with the investment interests of our shareholders. Replacing equity awards with cash would be expected to increase the Company's cash compensation expense and use cash that we believe could be better utilized, including for purposes reducing our leverage after the completion of the Kito Crosby Acquisition. If the LTIP Amendment is approved by our shareholders, the Company will have an additional 1,450,000 shares available for grant after the Annual Meeting. The Company believes these 1,450,000 shares, when taken together with the 920,241 shares available for grant under the Second A&R 2016 LTIP as of March 31, 2026, represent the pool of shares necessary to attract, retain and motivate directors, executives, employees and third-party service providers of the Company.
On May 17, 2026, the Human Capital, Compensation and Succession Committee approved contingent grants of a specified dollar value of stock options, time-based restricted stock units and performance-based stock unit awards (the "Contingent Awards") to certain of the Company’s employees (including the NEOs), the receipt of which Contingent Awards by the grantees is subject to the receipt of shareholder approval of the LTIP Amendment pursuant to this Proposal 4. The number of stock options, time-based restricted stock units and performance-based stock units, as applicable, to be received by each grantee will be determined as the quotient obtained by dividing the dollar value of the stock award granted to such grantee by (i) the Black-Scholes valuation for the stock options granted, and (ii) the 20-day average price of the Company’s common stock as of the grant date for the time-based restricted stock units and the performance-based stock unit awards granted. If these Contingent Awards were granted upon on the date of their approval by the Human Capital, Compensation and Succession Committee, such number of awards would be in excess of the number of shares remaining available under the Second S&R 2016 LTIP for future issuance as of such date. These Contingent Awards are described in further detail under the “New Plan Benefits” section below. If this Proposal 4 is not approved, these Contingent Awards will not be awarded and will be forfeited. In that case, we may be unable to continue to offer competitive equity award packages to attract and retain employees. If our shareholders approve this Proposal 4, a portion of the increase in the number of shares of our common stock reserved for issuance under the Second A&R 2016 LTIP would be used to satisfy the Contingent Awards. The Contingent Awards are not reflected above in the number of shares available for grant under the Second A&R 2016 LTIP as of March 31, 2026.
When considering the number of additional shares to add to the Second A&R 2016 LTIP, the Board and our Human Capital, Compensation and Succession Committee reviewed, among other things, the potential dilution to current shareholders as measured by run rate and dilution, and projected future share usage with consideration for the current trading range for our shares of common stock and input from Meridian Compensation Partners, LLC, the Human Capital, Compensation and Succession Committee’s independent compensation consultant. Based on our historical grant rate, the 1,450,000 shares to be added to the Second A&R 2016 LTIP, in combination with the remaining authorized shares under the Second A&R 2016 LTIP, are projected to

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satisfy the Company’s equity compensation needs through the 2027 Annual Meeting of Shareholders. However, the actual duration of the shares reserve will depend on currently unknown factors, such as the Company’s future stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures, the need to attract, retain and incentivize key talent, and how the Company chooses to balance total compensation between cash and equity-based awards.
In light of the factors considered, the Board believes that this number of shares represents reasonable potential equity dilution and provides a significant incentive for directors, executives, employees and third-party service providers to increase the value of the Company for all shareholders. As a result, the Board has determined that the size of the share reserve under Second A&R 2016 LTIP, as amended by the LTIP Amendment, is reasonable and appropriate at this time.
HISTORICAL USE OF EQUITY—RUN RATE AND DILUTION
We believe we have utilized equity-based compensation appropriately over the past several years.
The actual equity award grants for the 2024-2026 fiscal years are shown in the table below:

Fiscal Year	Stock Options and SARs Granted (#)	Other Share-Settled Awards Granted/Vested (#)*	Weighted Average Shares Outstanding for Fiscal Year (#)	Traditional Run Rate** (%)

2026	413,549	588,927	28,714,000	3.5
2025	188,089	184,942	28,738,000	1.3
2024	298,674	228,048	28,728,000	1.8
Three-Year Average	300,104	333,972	28,726,667	2.2
*    Includes the number of time-vested other share-settled awards granted and the number of shares subject to performance-based awards that vested during the applicable year.
**    The Traditional Run Rate Formula = (Stock Options & SARs Granted + Time-Vested Share-Settled Awards Granted + Shares Subject to Performance-Based Awards Vested) / Weighted Average Common Shares Outstanding for fiscal year.
As of March 31, 2026, our current basic dilution is 12% and our fully diluted dilution is 11%. Basic dilution is calculated by taking the total number of shares remaining available for grant under the Second A&R 2016 LTIP plus the outstanding stock options and “Full-Value Awards” (awards other than stock options or SARs that are settled by the issuance of shares) and dividing by our shares outstanding as of March 31, 2026. Fully diluted dilution is calculated similarly except that the denominator is the total number of shares remaining available for grant under the Second A&R 2016 LTIP and the outstanding stock options and Full-Value Awards, plus our shares outstanding as of March 31, 2026, and does not reflect any dilutive effect of the Preferred Shares or shares of common stock issuable upon conversion of the Preferred Shares. If the LTIP Amendment is approved, our basic dilution will increase by 5% to 17% and our fully diluted dilution will increase by 4% to 15%.
The closing sale price of a share of the Company’s common stock as reported by Nasdaq on June 22, 2026 was $14.55 per share.
As previously disclosed, in February 2026, we completed the Kito Crosby Acquisition, which added approximately 4,000 new employees to our Company, and impacted our increased burn rate for fiscal 2026. Our future burn rate will depend on a number of factors, including any changes to the number of participants in the Second A&R 2016 LTIP, the price per share of our common stock, any changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in the compensation practices in the market generally, and the methodology used to establish the equity award mix.
We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute shareholders' equity, so we have endeavored to carefully manage our equity incentive compensation. Our equity compensation practices are intended to be competitive and we believe are consistent with market practices.

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KEY PLAN FEATURES
The Second A&R 2016 LTIP, as amended by the LTIP Amendment, continues to include several features that we believe are key compensation and governance best practices and designed to protect the interests of our shareholders and to reflect our compensation philosophy, including the following:
•Employees, directors and third-party service providers are eligible to receive awards under the Second A&R 2016 LTIP;
•No “evergreen” provision included in the Second A&R 2016 LTIP;
•Limit on non-employee director compensation, including cash and equity awards, of $400,000 per fiscal year or $600,000 per fiscal year in the case of a director serving as our lead independent director or our Chair of the Board;
•The Second A&R 2016 LTIP will continue to be used instead of the prior equity plans, i.e., the 2010 Long-Term Incentive Plan, the 2006 Long-Term Incentive Plan, the 1995 Incentive Stock Option Plan, the Non-Qualified Stock Option Plan, the Restricted Stock Plan, and 2014 Stock Incentive Plan of Magnetek, Inc. (collectively, the “Prior Plans”), and no new grants were or will be made under the Prior Plans, as the Company communicated when shareholders approved the Columbus McKinnon Corporation 2016 Long-Term Incentive Plan on July 18, 2016, the amended and restated Columbus McKinnon Corporation 2016 Long-Term Incentive Plan on July 22, 2019 and the Second A&R 2016 LTIP on July 22, 2024;
•The Second A&R 2016 LTIP will continue to count shares issued in settlement of Full Value Awards (i.e., an Award other than a stock option or SAR that is settled through the issuance of shares) as 2.1 shares against the share authorization and stock options and SARs as 1 share against the share authorization;
•The Second A&R 2016 LTIP permits the award of stock options, both nonqualified stock options (“NQSOs”) and ISOs, SARs, restricted stock, restricted stock units, deferred stock units, performance shares, performance share units, performance units, other stock-based awards, and cash-based awards;
•The Second A&R 2016 LTIP specifically prohibits the repricing or cash buyout of stock options and SARs without shareholder approval;
•No liberal recycling or reuse of shares under the Second A&R 2016 LTIP. The Second A&R 2016 LTIP continues to not permit the reuse of any shares withheld to cover exercise costs, any award shares withheld to cover taxes, or any shares underlying an award of SARs;
•Except for 5% of the share authorization which can be granted not subject to minimum vesting requirements, the Second A&R 2016 LTIP includes a one-year minimum vesting requirements for awards;
•The exercise price for stock options and SARs must be at least equal to the stock price on the date of grant;
•The Second A&R 2016 LTIP also permits the grant of dividend equivalent rights, provided that dividend equivalent rights cannot be paid on a current basis and instead must be accrued and paid only if and when the underlying shares are earned or vest;
•Awards cannot be transferred for value;
•Under the Second A&R 2016 LTIP, change-in-control benefits, i.e., accelerated vesting, for awards are based on a “double trigger,” which requires a participant’s involuntary termination of employment within two years following the change in control; and
•The Second A&R 2016 LTIP an includes “clawback” provisions that allow the Company to terminate outstanding awards, and in some circumstances recover awards that have already been paid, to participants who are found to have engaged in fraudulent or dishonest behavior in accordance with the Company’s clawback policy then in effect.

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DESCRIPTION OF THE PLAN
A summary of the principal features of the Plan is provided below but is qualified in its entirety by reference to the full text of the Second A&R 2016 Plan LTIP, as amended by the LTIP Amendment. Capitalized terms used in this Proposal 4 but not defined herein have the meanings ascribed to them in the Second A&R 2016 Plan LTIP.
The Second A&R 2016 Plan LTIP is intended to advance the best interests of the Company and our shareholders by providing those persons who have substantial responsibility for the management and growth of the Company with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or its affiliates.
The Second A&R 2016 Plan LTIP, as amended by the LTIP Amendment, will become effective upon shareholder approval and will continue until June 4, 2034, unless sooner terminated. In addition, no ISOs may be granted under the Plan on or after June 4, 2034. Any Awards granted before June 4, 2034 may extend beyond the expiration or termination date.
PLAN SHARE LIMITS
The maximum number of shares of common stock that were available for Awards under the Second A&R 2016 Plan LTIP upon its initial adoption was 2,000,000 shares, and an additional 2,500,000 shares were added in 2019 and an additional 2,800,000 shares were added in 2024. If the shareholders approve the LTIP Amendment, the 7,300,000 shares of common stock available for Awards that were previously authorized under the Second A&R 2016 Plan LTIP will be increased by 1,450,000 shares to a total of 8,750,000 shares of common stock. The additional 1,450,000 shares of common stock, when combined with the existing 920,241 shares still available under the Second A&R 2016 LTIP as of March 31, 2026, will result in 2,370,241 shares being available for Awards under the Second A&R 2016 LTIP, as amended by the LTIP Amendment.
To the extent the Company grants a stock option or a SAR under the Second A&R 2016 LTIP, the number of shares that remain available for future grants under the Second A&R 2016 LTIP shall be reduced by an amount equal to the number of shares subject to such stock option or SAR. To the extent the Company grants a Full Value Award in shares, the number of shares that remain available for future grants under the Second A&R 2016 LTIP shall be reduced by an amount equal to 2.1 times the number of shares issued in respect of such Full Value Award.
Any shares subject to outstanding awards as of May 23, 2016 under the Prior Plans that on or after May 23, 2016 cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable shares) are added to the Second A&R 2016 LTIP’s share reserve, with 2.1 shares being added for any such Full Value Awards and one share being added for any stock option or SAR.

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LIMITS ON AWARDS
The Second A&R 2016 LTIP permits the following types of Awards to be granted (a more detailed description of the Awards appears below) and imposes fiscal year per-participant Award limits for employees, executives, non-employee directors and third-party service providers as follows:

Award(s)	Fiscal Year Limit

Stock Options (NQSOs and ISOs) and SARs	400,000 shares

Full-Value Awards	300,000 shares or equal to the value of 300,000 shares, determined as of the date of vesting or payout, as applicable

Substitution Awards	Not applicable

Cash-Based Awards	May not exceed the greater of $5,000,000 or the value of 300,000 shares, determined as of the date of vesting or payout, as applicable

Non-employee Director Awards
Total value of share Awards under the Second A&R 2016 LTIP along with any cash received for service as a director cannot exceed $600,000 for any director serving as the lead independent director or Chair of the Board and cannot exceed $400,000 for any other Non-employee Director, except those limits are increased by the value of 30,000 shares for the first year an individual is elected or appointed to the Board as a Non-employee Director.

The number and kind of shares that may be issued, the number and kind of shares subject to outstanding Awards, the option price or grant price applicable to outstanding Awards, the annual per-participant Award limits and other value determinations are subject to adjustment by the Human Capital, Compensation and Succession Committee to reflect stock dividends, stock splits, reverse stock splits and other corporate events or transactions, including, without limitation, distributions of stock or property other than normal cash dividends. The Human Capital, Compensation and Succession Committee may also make adjustments to reflect unusual or nonrecurring events. The determination of the Human Capital, Compensation and Succession Committee as to these adjustments is at the Human Capital, Compensation and Succession Committee’s sole discretion and is binding on all Second A&R 2016 LTIP Plan participants.
ADMINISTRATION
The Human Capital, Compensation and Succession Committee is responsible for administering the Second A&R 2016 LTIP and has the discretionary power to interpret the terms and intent of the Second A&R 2016 LTIP and any Second A&R 2016 LTIP-related documentation, to determine eligibility for Awards and the terms and conditions of Awards, and to adopt rules, regulations, forms, instruments and guidelines for administering the Second A&R 2016 LTIP. Determinations of the Human Capital, Compensation and Succession Committee made under the Second A&R 2016 LTIP are final and binding. The Human Capital, Compensation and Succession Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Human Capital, Compensation and Succession Committee may also delegate to one or more of our officers the power to designate other employees (other than officers subject to Section 16 of the Securities Exchange Act of 1934, as amended) and third-party service providers to be recipients of Awards.
ELIGIBILITY
Employees, executives, directors and third-party service providers of the Company and its subsidiaries who are selected by the Human Capital, Compensation and Succession Committee are eligible to participate in the Second A&R 2016 LTIP. As of June 22, 2026, there are approximately 200 eligible employees, nine eligible executive officers, eleven non-employee directors and no eligible third-party service providers.

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TYPES OF AWARDS
The Second A&R 2016 LTIP provides that the Human Capital, Compensation and Succession Committee may grant Awards of various types. A description of each of the types of Awards follows:
STOCK OPTIONS
The Human Capital, Compensation and Succession Committee may grant both ISOs and NQSOs under the Second A&R 2016 LTIP. In accordance with the requirements for ISOs set forth in the Code, eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price for options cannot be less than the fair market value of our common stock on the date of grant, except that (i) the price may be less than the fair market value of our common stock on the date of grant where an option is being granted in substitution for a prior option in connection with a merger, consolidation, acquisition of property or stock, or reorganization and the substitution complies with Sections 409A and 424 of the Code, as applicable, and (ii) the price of an ISO granted to a Ten-Percent Shareholder shall be at least one hundred ten percent (110%) of the fair market value of our common stock as determined on the date of grant. The latest expiration date cannot be later than the tenth anniversary of the date of grant (for an ISO, the fifth anniversary of the date of grant if the recipient is a Ten-Percent Shareholder). Fair market value under the Second A&R 2016 LTIP means, unless otherwise determined by the Human Capital, Compensation and Succession Committee, the average of the opening and closing stock prices (as reported by the Nasdaq Stock Market) on the most recent date on which shares of common stock are publicly traded. The exercise price for an option may be paid with cash or its equivalent, with previously acquired shares of common stock, or by other means approved by the Human Capital, Compensation and Succession Committee, including by means of a broker-assisted exercise.
STOCK APPRECIATION RIGHTS (SARS)
The Human Capital, Compensation and Succession Committee may grant SARs under the Second A&R 2016 LTIP either alone or in tandem with stock options. The grant price of an SAR cannot be less than the fair market value of our common stock at the date of grant, except that the price may be less than the fair market value of our common stock as of the date of grant where an SAR is being granted in substitution for a prior stock appreciation right in connection with a merger, consolidation, acquisition of property or stock, or reorganization and the substitution complies with Code Section 409A. The grant price of an SAR granted in tandem with a stock option will be the same as the option price of the tandem option. SARs cannot be exercised later than the tenth anniversary of the date of grant.
Freestanding SARs may be exercised on such terms as the Human Capital, Compensation and Succession Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of an SAR, the holder will receive from the Company shares of our common stock, cash, or a combination of shares and cash, as determined by the Human Capital, Compensation and Succession Committee, equal in value to the difference between the fair market value of the common stock subject to the SAR, determined as described above, and the grant price.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
The Human Capital, Compensation and Succession Committee may award restricted stock and/or restricted stock units. Restricted stock awards consist of shares of our common stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock unit awards result in the transfer of shares of our common stock to the participant only after specified conditions are satisfied. A holder of restricted stock is treated as a current shareholder and is entitled to voting rights, whereas the holder of a restricted stock unit award is treated as a shareholder with respect to the award only when the shares of common stock are delivered in the future. The Human Capital, Compensation and Succession Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units.
DEFERRED STOCK UNITS
The Human Capital, Compensation and Succession Committee may award deferred stock units. Deferred stock units consist of a vested right to receive a share of our common stock or cash at some future date. The holder of a deferred stock unit award is only treated as a shareholder when the shares of common stock are delivered at the future date, and no shares are issued to the participant at the time a deferred stock units award is granted. The Human Capital, Compensation and Succession Committee determines the conditions applicable to each award of deferred stock units.

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PERFORMANCE AWARDS
Our Human Capital, Compensation and Succession Committee may grant performance awards subject to the fulfillment of conditions and the attainment of performance goals over such periods as the Board determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares, performance share units, performance units or as another type of award for which the grant or vesting is based on the achievement of performance goals. Performance shares represent shares that are subject to a risk of forfeiture unless and until specified performance goals (and any other vesting conditions) are achieved. Performance share units and performance units are unfunded bookkeeping entries generally having an initial value equal to the fair market value of a share of our common stock determined on the grant date or a value set by the Human Capital, Compensation and Succession Committee, respectively. Performance awards specify a predetermined amount of performance shares, performance share units or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within the predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of our common stock (including shares of restricted stock) or a combination thereof.
For each applicable performance period, the Human Capital, Compensation and Succession Committee shall establish one or more performance goals applicable to the award. Performance goals are based on the attainment of specified target levels with respect to one or more selected measures of business or financial performance. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance unit, performance share unit, performance share awards and any other awards granted under the Second A&R 2016 LTIP that are intended to constitute “performance awards” will be based upon one or more of the following:
•Net earnings or net income (before or after taxes);
•Operating earnings or income;
•Earnings or diluted earnings per share;
•Net sales or revenue growth;
•Net operating profit;
•Return measures (including, but not limited to, return on assets, net assets, capital, investment, invested capital, equity, shareholders’ equity sales or revenue);
•Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, cash flow return on capital and cash flow return on investment);
•Earnings before or after taxes, interest, depreciation and/or amortization;
•Gross or operating margins;
•Productivity ratios;
•Share price (including, but not limited to, growth measures and total shareholder return);
•Expense targets;
•Debt reduction;
•Cost reduction or savings;
•Margins;
•Operating efficiency;
•Market share;
•Customer and/or employee satisfaction;
•Safety;
•Working capital targets and change in working capital;
•Economic value added or EVA (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

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•Strategic goals and objectives, including objectives related to qualitative or quantitative environmental, social and governance metrics; and
•Such other business, financial or other metrics as the Human Capital, Compensation and Succession Committee shall determine from time to time.
The Human Capital, Compensation and Succession Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: (i) asset write-downs; (ii) litigation, claims, judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reporting results; (iv) any reorganization and restructuring programs; (v) unusual and infrequently occurring items as described in management’s discussion of financial condition and results of operations appearing in our annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; and (vii) foreign exchange gains and losses.
The Human Capital, Compensation and Succession Committee has the discretion to adjust these Awards in its sole discretion. Generally, Awards may be paid in the form of cash, shares of our common stock or in any combination, as determined by the Human Capital, Compensation and Succession Committee.
OTHER STOCK-BASED AWARDS
The Human Capital, Compensation and Succession Committee may grant equity-based or equity-related awards, referred to as other stock-based awards, other than options, SARs, restricted stock, restricted stock units or performance awards. The terms and conditions of each other stock-based award shall be determined by the Human Capital, Compensation and Succession Committee. Payment under any other stock-based awards will be made in shares of our common stock or cash, as determined by the Human Capital, Compensation and Succession Committee. If the Human Capital, Compensation and Succession Committee exercises its discretion to establish performance goals, the number and/or value of other stock-based awards that will be paid out to the participant will depend on the extent to which the performance goals are met.
CASH-BASED AWARDS
The Human Capital, Compensation and Succession Committee may grant cash-based awards. The terms and conditions, including whether the vesting of such awards is dependent upon the achievement of specific performance goals, of each cash-based award shall be determined by the Human Capital, Compensation and Succession Committee. Payment under any cash-based award will be made in shares of our common stock or cash, as determined by the Human Capital, Compensation and Succession Committee. If the Human Capital, Compensation and Succession Committee exercises its discretion to establish performance goals, the number and/or value of cash-based awards that will be paid out to the participant will depend on the extent to which the performance goals are met.
SUBSTITUTION AWARDS
The Human Capital, Compensation and Succession Committee may grant awards (“Substitution Awards”) under the Second A&R 2016 LTIP in substitution for stock options and other awards held by employees and directors of other entities who are about to become employees or affiliated with us or any of our affiliates, or whose employer or corporation with respect to which it provides services is about to become an affiliate as the result of a merger or consolidation of our Company with another corporation, or the acquisition by us of substantially all the assets of another corporation, or the acquisition by us of more than 50% of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of our Company. The terms and conditions of such Substitute Awards may vary from the requirements in the Second A&R 2016 LTIP to the extent our Board of Directors deems appropriate to conform, in whole or in part, to the provisions of the award in substitution for which they are granted. To the extent any Shares are issued under the Second A&R 2016 LTIP as Substitution Awards, such Shares shall not count against the Share Authorization to the maximum extent permitted by applicable law and any stock exchange rules.

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TERMINATION OF EMPLOYMENT/SERVICE
The Human Capital, Compensation and Succession Committee will determine how each Award will be treated following termination of the holder’s employment with or service for the Company, including the extent to which unvested portions of the Award will be forfeited and the extent to which options, SARs or other Awards requiring exercise will remain exercisable.
Unless otherwise determined by the Human Capital, Compensation and Succession Committee and set forth in an award agreement, the following treatment upon termination of employment will apply:

Type of Termination	Stock Options and SARs	Other Time-Vested Awards	Performance-Vested Awards

For any reason other than the following:	Unvested: forfeited Vested, but unexercised: exercisable for a period of 30 days following the later of termination or any blackout period	Unvested: forfeited	Unvested: forfeited

Death or Disability	All non-expired options become vested and exercisable at termination date and they expire on the first anniversary of the date of termination	Unvested: immediately vest	Vest according to the same schedule and formula as if still employed at the end of the performance period based on performance through end of period

Retirement(1)
All options will continue to be and become exercisable as if individual was still employed until the earlier of (a) the expiration of the term of the award or (b) the fifth anniversary of the date of retirement
		Unvested: immediately vest	Vest according to the same schedule and formula as if still employed at the end of the performance period based on performance through end of period

Cause	All options expire on termination	All outstanding time-vested awards forfeited immediately	All outstanding performance-vested awards forfeited immediately

(1)In the case of any stock option, SARs other time-vested awards and performance-vested awards granted after March 31, 2021, the amount granted to the participant with respect to the fiscal year in which the participant retires shall be reduced pro rata so that the final number shall be determined by multiplying the original number granted by a fraction where the numerator is the number of whole calendar months during the fiscal year preceding the participant’s retirement and the denominator is twelve. Any stock options, SARs and other time-vested awards remaining after the applicable pro rata reduction shall vest and, in the case of stock options and SARs, be subject to exercise until the earlier of (a) the expiration of the term of the award or (b) the fifth anniversary of the date of retirement. For performance-vested awards, the pro rata reduced number of performance-vested awards shall then vest according to the same schedule and formula as if still employed at the end of the performance period based on performance through end of period.

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TREATMENT OF AWARDS UPON A CHANGE IN CONTROL AND RELATED TRANSACTIONS
Unless the Human Capital, Compensation and Succession Committee determines otherwise and set forth in an award agreement, if there is a change in control of the Company, Awards granted under the Second A&R 2016 LTIP will have their vesting and payment accelerated based on a “double trigger,” which requires the occurrence of a change in control coupled with the termination of employment or service to the Company within two years thereafter.
Under the Second A&R 2016 LTIP, a change in control may be triggered if: (i) there is an acquisition of 20% or more of the outstanding Company shares or the voting power of the Company’s outstanding voting securities; (ii) during any period of two consecutive years, individuals on the Board at the beginning of such two-year period cease to constitute a majority of the Board, unless such new directors are approved by the vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved; (iii) there is consummation of a reorganization, merger or consolidation or sale of our Company with any other entity, unless at the completion of such transaction (x) our shareholders continue to own more than 60% of the outstanding voting securities of the Company or the surviving entity or (y) no person beneficially owns 20% or more of our outstanding voting securities; (iv) any person or persons acquire all or substantially all of the assets of the Company, whether in a single transaction or series of transactions; or (v) the consummation of a plan of dissolution or complete liquidation of the Company.
AWARDS SUBJECT TO CLAWBACK/RECOUPMENT
The Awards granted under the Second A&R 2016 LTIP and any cash payment or shares delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation the Company’s Clawback Policy and any additional policy which the Company may have adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.
AMENDMENT OF AWARDS OR PLAN AND ADJUSTMENT OF AWARDS
The Human Capital, Compensation and Succession Committee may at any time alter, amend, modify, suspend or terminate the Second A&R 2016 LTIP or any outstanding Award in whole or in part. No amendment of the Second A&R 2016 LTIP will be made without shareholder approval if shareholder approval is required by law, regulation or stock exchange rule. No amendment may adversely affect in any material way the rights of any participant under an outstanding Award without his or her written consent, unless specifically provided for in the Second A&R 2016 LTIP.
ADDITIONAL PROVISIONS
Neither ISOs nor, except as the Human Capital, Compensation and Succession Committee otherwise expressly determines, other Awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime, an ISO and, except as the Human Capital, Compensation and Succession Committee may determine, other non-transferable Awards requiring exercise, may be exercised only by the recipient.
If provided in the award agreement, a participant’s rights to an Award may be subject to a participant agreeing to not compete with the Company or any of its subsidiaries, and to not solicit our business or employees. In addition, participants may be subject to non-disclosure and non-disparagement requirements. A breach of these restrictions may result in cancellation of Awards or the recovery by us of gain realized under an Award.
NON-EMPLOYEE DIRECTOR AWARDS
The Second A&R 2016 LTIP can also be used to grant equity awards to our Non-employee Directors, so that they too will develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and so that their interests will be more aligned with those of our shareholders.

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Non-employee Directors can be granted any of the Awards available under the Second A&R 2016 LTIP, except ISOs which are only available for employees, subject to the limits set forth in the Second A&R 2016 LTIP. The Board shall from time to time determine the nature and number of Awards to be granted to Non-employee Directors, subject to the limitations set forth in the Second A&R 2016 LTIP.
NEW PLAN BENEFITS
As discussed above, May 18, 2026, the Human Capital, Compensation and Succession Committee approved the Contingent Awards of a specified dollar value to certain of the Company’s employees (including the NEOs). The number of stock options, time-based restricted stock units and performance-based stock units, as applicable, to be received by each grantee will be determined as the quotient obtained by dividing the dollar value of the stock award granted to such grantee by (i) the Black-Scholes valuation for the stock options granted, and (ii) the 20-day average price of the Company’s common stock as of the grant date for time-based restricted stock units and the performance-based stock unit awards granted. The receipt of the Contingent Awards is subject to approval by our shareholders of LTIP Amendment. If our shareholders do not approve this Proposal 4, the Contingent Awards will not be awarded and will be forfeited. If our shareholders approve this Proposal 4, a portion of the increase in the number of shares of our common stock reserved for issuance under the Second A&R 2016 LTIP would be used to satisfy these Contingent Awards.
The following table sets forth the grant value of the Contingent Awards as approved by the Human Capital, Compensation and Succession Committee on May 18, 2026 and the number of stock options, time-based restricted stock units and performance-based stock units, as applicable, that would have been granted to the specified individuals using an assumed grant date of May 22, 2026 and the 20-day average price of the Company’s common stock as of such date. So long as shareholder approval of this Proposal 4 is obtained, the number of stock options will be determined using the Black-Scholes valuation, and time-based restricted stock units and performance-based stock units, as applicable, to be granted to each such grantee will be determined using the 20-day average price of the Company’s common stock as of the grant date, which is expected to be the business day after shareholder approval of this Proposal 4 is obtained, and, as a result, the number of stock options, time-based restricted stock units and performance stock units, as applicable, received by each grantee may be higher or lower than the number of stock options, time-based restricted stock units and performance stock units specified in the table below.

	Options(1)	Time-Based Restricted Stock Units(2)		Performance Stock Units(3)

Name and Position	Assumed Number of Options (#)	Approved Grant Value ($)	Assumed Number of Units(4) (#)	Approved Grant Value ($)	Assumed Number of Units(4) (#)

David J. Wilson, President and Chief Executive Officer	166,903	998,075	66,037	1,996,150	132,073
Gregory P. Rustowicz, Executive Vice President, Finance and Chief Financial Officer	36,560	218,625	14,466	437,250	28,931
Appal S. Chintapalli, President, Americas	28,972	173,250	11,463	346,500	22,926
Alan S. Korman, Sr. Vice President, General Counsel, Corp. Development, and Secretary	27,937	167,063	11,054	334,125	22,107
Adrienne M. Williams, Sr. Vice President and Chief Human Resources Officer	19,775	118,250	7,824	236,500	15,648
All Executive Officers as a group (8 persons)	337,611	2,018,888	133,581	4,037,775	267,158
All Non-Employee Directors as a group (11 persons)(5)	—	—	—	—	—
All Non-Executive Officer employees as a group	187,962	3,570,140	236,273	1,546,209	102,320
(1)Each stock option will vest 33% per year commencing on the first anniversary of the grant date, and then May 18 of each of the following years, remain exercisable for 10 years from the date of grant, and have a per share exercise price equal to the closing price of a share of common stock on the date of grant, which is expected to be the business day after shareholder approval of this Proposal 4 is obtained.

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(2)Each time-based restricted stock unit will vest 33% per year commencing on the first anniversary of the grant date which is expected to be the business day after shareholder approval of this Proposal 4 is obtained, and then May 18 of each of the following years.
(3)Each performance-based stock unit will vest on May 18, 2029, dependent upon performance achieved against the relevant performance target. The number of performance-based stock units specified in the table above are included at “target” levels based upon the 20-day average price of the Company’s common stock as of May 22, 2026. Performance-based stock unit awards may be eligible to vest at 200% of the “target” award levels at “maximum” performance level.
(4)Represents the value of such Contingent Award using an assumed grant date of May 22, 2026 and the 20-day average price of the Company’s common stock as of such date, which was $15.11. The actual value of the shares of Common Stock underlying such Contingent Awards will not be known until the date of grant, which is expected to be the business day after shareholder approval of this Proposal 4 is obtained.
(5)Each non-employee director serving on our Board will be awarded an award on the date of our Annual Meeting with a grant date value in accordance with our director compensation program as described in “Director Compensation.”
All other future awards to be granted under the Second A&R 2016 LTIP are within the discretion of our Board or the Human Capital, Compensation and Succession Committee and therefore, it is not possible to determine how many discretionary grants, nor what types, will be made in the future to grantees. It is also not possible to determine how many discretionary grants will vest rather than be forfeited. Therefore, it is not possible to determine with certainty the dollar value or number of shares of our common stock that will be distributed to grantees under the Second A&R 2016 LTIP.
CERTAIN FEDERAL INCOME TAX CONSEQUENCES
The following discussion summarizes certain federal income tax consequences of the issuance and receipt of Awards under the Second A&R 2016 LTIP under the law as in effect on the date of this proxy statement. The summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the Second A&R 2016 LTIP, nor does it cover state, local, or non-U.S. taxes.
ISOS
An employee generally realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the employee. With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. The same amount is generally deductible by us as a compensation expense. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the employee exercises an ISO and satisfies the holding period requirements, we may not deduct any amount in connection with the ISO.
In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NQSO. ISOs are also treated as NQSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.
NQSOS
An optionee generally has no taxable income at the time of grant of an NQSO but realizes ordinary income in connection with the exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price. In general, the same amount is deductible by us as a compensation expense. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which we are not entitled to a deduction.
SARS
In general, a participant has no taxable income at the time of grant of an SAR but realizes ordinary income in connection with the exercise of an SAR equal to the fair market value (at the time of exercise) of any shares acquired or the amount of cash received upon exercise of the SARs. In general, the same amount is deductible by us as a compensation expense at the same time.

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RESTRICTED STOCK UNITS (RSUS), DEFERRED STOCK UNITS (DSUS), PERFORMANCE SHARE UNITS (PSUS) AND PERFORMANCE UNITS (PUS)
In general, a participant has no taxable income at the time of grant of any RSUs, DSUs, PSUs or PUs, but realizes ordinary income in connection with the settlement of any RSUs, DSUs, PSUs or PUs equal to the fair market value (at the time of settlement) of any shares delivered or the amount of cash received by the participant in settlement of the RSUs, DSUs, PSUs or PUs. In general, the same amount is deductible by us as a compensation expense at the same time.
RESTRICTED STOCK AND PERFORMANCE SHARES
In general, a participant has no taxable income at the time any restricted stock or performance shares are granted but realizes ordinary income at the time any restricted stock or performance shares vest equal to the fair market value (at the time of vesting) of any vested shares. Alternatively, if a participant makes a “Section 83(b) Election,” the participant realizes ordinary income at the time any restricted stock or performance shares are granted equal to the fair market value of the restricted stock or performance shares on the date the restricted stock or performance shares are granted. In general, the amount of compensation the participant is required to recognize as ordinary income is deductible by us for the year in which the compensation amount is includible in income by the participant.
CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS
The federal income taxation of any cash-based awards or other stock-based awards will depend on the terms and conditions of those awards. However, it is generally anticipated that a participant will realize ordinary income at the time any cash-based awards or stock-based awards are paid to the participant equal to the fair market value (at the time of settlement) of any shares delivered or the amount of cash received by the participant in settlement of the cash-based award or stock-based award, and that the same amount would generally be deductible by us as a compensation expense at the same time.
OTHER
Awards under the Plan may be subject to tax withholding. Where an award results in income subject to withholding, we may require the participant to remit the necessary taxes to us. If the Human Capital, Compensation and Succession Committee approves, participants may satisfy their tax withholding requirements by causing shares of our common stock to be withheld.
Under the so-called “golden parachute” provisions of the Code, the accelerated vesting or payment of awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to the corporation.
Certain awards granted under the Plan may constitute a “nonqualified deferred compensation plan” under Code Section 409A. Failure to satisfy the applicable requirements under Code Section 409A could result in the acceleration of income and additional income tax liability, including certain penalty taxes. Any awards granted under the Plan are intended to be exempt from or compliant with Code Section 409A.
Code Section 162(m) imposes a $1 million limit on the amount a public company may deduct for compensation paid in a year to a covered employee. For this purpose, a covered employee includes (i) a company’s principal executive officer, principal financial officer, or any of the company’s three other most highly compensated executive officers who are employed in such role at any time during the year, (ii) for taxable years beginning after December 31, 2026, a company’s five highest compensated employees for the taxable year other than an individual described in (i), and (iii) any individual who was a covered employee under (i) for any taxable year beginning after December 31, 2016.
Accordingly, Section 162(m) may restrict our ability to deduct amounts related to Awards under the Second A&R 2016 LTIP (or other compensation amounts payable to a covered employee) to the extent those amounts are payable to a covered employee and exceed $1 million during any year.

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OTHER INFORMATION
The Second A&R 2016 LTIP provides that an Award may not be transferred except in the event of the employee’s death or unless otherwise required by law. Other terms and conditions of each Award will be set forth in award agreements, which can be amended by the Human Capital, Compensation and Succession Committee.
If our shareholders approve the LTIP Amendment, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the common stock available for issuance under the Second A&R 2016 LTIP, as amended by the LTIP Amendment as described in this Proposal 4.
VOTE REQUIRED
Approval of Proposal 4 requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this Proposal 4.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of March 31, 2026, including the Second A&R 2016 LTIP:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in first column)(1) (#)

Equity compensation plans approved by security holders	1,554,945	31.82	920,941
Equity compensation plans not approved by security holders	—	—	—
Total	1,554,945	31.82	920,941
(1)920,941 shares remained available for issuance as Awards under the Second A&R 2016 LTIP as of March 31, 2026. This figure does not include the additional 1,450,000 shares that are included as part of the amendment to the Second A&R 2016 LTIP, for which shareholder approval is sought pursuant to Proposal 4 of this proxy statement.

PROPOSAL 4	The Board of Directors Recommends a Vote "FOR" the LTIP Amendment.	FOR

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
REVIEW, APPROVAL AND RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES
The Audit Committee reviews and makes recommendations, where appropriate, to the Board with respect to all related party transactions and relationships. Pursuant to Item 404 of Regulation S-K, a “related person” includes (among others) an executive officer, Director and, by reference to Item 403(a) of Regulation S-K, a party who beneficially owns more than 5% of any class of the Company’s voting securities, or a person known by the Company to be an immediate family member of any of the foregoing, who is a party to a transaction with the Company in which the payment for a fiscal year exceeds $120,000. Any such related party transaction is required to be on terms no less favorable to the Company than could be obtained from an unaffiliated third party. The Company has a separate “Related Person Transaction Policy,” as well as other various policies and procedures, including the Company’s Code of Business Conduct and the annual Directors’ and Officers’ questionnaires, that require disclosure of transactions or relationships that may constitute conflicts of interest or require disclosures or affect an independence determination under applicable SEC rules.
CERTAIN TRANSACTIONS WITH RELATED PARTIES
In connection with the Kito Crosby Acquisition, we entered into the Investment Agreement with the CD&R Investor. In addition to the right to designate directors to our Board, the Investment Agreement provides the CD&R Investors with customary preemptive rights to participate in future equity and equity-linked issuances up to the extent necessary to maintain their pro rata ownership percentage, subject to customary exceptions. The Investment Agreement also provides that, for the longer of February 3, 2028 and 6 months after date on which the CD&R Investors no longer have a designee on the Board, subject to customary exceptions, the CD&R Investors will be subject to customary standstill restrictions. Subject to certain exceptions, under the Investment Agreement the CD&R Investors are restricted from transferring to a non-affiliate the Preferred Shares or any shares of our common stock received upon conversion thereof until February 3, 2028. Additionally, as provided for in the Investment Agreement and subject to the terms thereof, at each meeting of the shareholders of the Company, the CD&R Investors have agreed to vote their Preferred Shares and any shares of common stock beneficially owned in favor of each Director nominated and recommended by the Board and against any shareholder nominations for director that are not approved and recommended by the Board.
We also entered into a registration rights agreement with the CD&R Investors that provides customary registration rights with respect to our common stock received upon conversion of the Preferred Shares for the CD&R Investors. Pursuant to such registration rights, the CD&R Investors have, subject to certain limitations, the right to require us to register their shares of common stock or the Preferred Shares on four separate occasions and have piggyback registration rights with respect to offerings by the Company.
SOLICITATION OF PROXIES
The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing and mailing this proxy statement. The Company has retained Innisfree to assist in the solicitation of proxies for an aggregate fee of $30,000 plus reasonable out-of-pocket expenses. In addition to the use of the mail, proxies may be solicited by personal interviews or by telephone, telecommunications or other electronic means by our directors, officers and employees at no additional compensation. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

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SHAREHOLDERS’ PROPOSALS
Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in the proxy statement for our 2027 Annual Meeting. These shareholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8, by U.S. mail, postage prepaid, to our Corporate Secretary, Columbus McKinnon Corporation, 13320 Ballantyne Corporate Place, Charlotte, NC, 28277, no later than February 26, 2027, to be included in the Company’s proxy statement for the 2027 Annual Meeting. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received.
In addition, under our By-Laws, any shareholder who intends to nominate a candidate for election to the Board or to propose any business at our 2027 Annual Meeting (other than proposals presented under Rule 14a-8) pursuant to the advance notice provisions of the By-Laws, must give notice to our Corporate Secretary not less 90 days nor more than 120 days prior to the first anniversary of the 2026 Annual Meeting. In each case, the notice must include information specified in our By-Laws, including information concerning the nominee or proposal, as the case may be, and information about the shareholder’s ownership of and agreements related to our stock. In the event the date of the 2027 Annual Meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from such anniversary date, notice by the shareholder, to be timely, must be so delivered, or mailed and received, not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made by the Corporation. In no event shall any adjournment or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.
In addition to the information required in the notice of a proposal, a notice to our Corporate Secretary with respect to nominations must contain certain information regarding each proposed nominee for director. Further information regarding proposals or nominations by shareholders can be found in Section 1.11 of the Company’s By-Laws. If our Board or a designated committee determines that any proposal or nomination was not made in a timely fashion or fails to meet the information requirements of Section 1.11 of the Company's By-Laws, such proposal or nomination will not be considered.
A shareholder who intends to nominate a candidate for election to the Board or to propose any business at our 2027 Annual Meeting must do so between April 16, 2027 and May 16, 2027, and must comply with the procedures set forth in our By-Laws as described above.
In addition to satisfying the foregoing requirements under the By-Laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended.
As of the date of this Proxy Statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this proxy statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.
CONTACTING THE BOARD
Our Board has adopted a written policy regarding communications with our Board. A copy of this policy is posted on the Investor Relations section of the Company’s website at investors.cmco.com.

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PROCEDURES FOR RECOMMENDING INDIVIDUALS TO SERVE AS DIRECTORS
The Corporate Governance and Nomination Committee also considers Director candidates recommended by our shareholders. Any shareholder who wishes to propose Director nominees for consideration by our Corporate Governance and Nomination Committee, but does not wish to present such proposal at an annual meeting of shareholders, may do so at any time by directing a description of each nominee’s name and qualifications for Board membership to the Chair of the Corporate Governance and Nominating Committee by sending c/o our Corporate Secretary, Columbus McKinnon Corporation, 13320 Ballantyne Corporate Place, Charlotte, NC, 28277. The recommendation should contain all of the information regarding the nominee required under the “advance notice” provisions of our By-Laws. The Corporate Governance and Nomination Committee evaluates nominee proposals submitted by shareholders in the same manner in which it evaluates other Director nominees.
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
Our orientation programs familiarize new Directors with our Company’s businesses, strategies and policies and assist new Directors in developing the skills and knowledge required for their service on the Board. Throughout the year, we also present educational materials, including a membership to the National Association of Corporate Directors, to the Board to assist our Directors in maintaining skills and knowledge necessary or appropriate for the performance of their responsibilities.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this proxy statement to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this proxy statement that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this proxy statement. The non-GAAP financial measures in this proxy statement may differ from similarly titled measures used by other companies.
•Legacy CMCO Net Sales and Legacy CMCO Net Sales Growth
•Adjusted EBITDA and Adjusted EBITDA Margin
•Free Cash Flow Excluding Deal Costs

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Reconciliation of Non-GAAP Financial Measures

LEGACY CMCO NET SALES AND LEGACY CMCO NET SALES GROWTH
Legacy CMCO Net Sales is defined as net sales as reported, adjusted for the impact of acquisitions and divestitures. Legacy CMCO Net Sales Growth is defined as Legacy CMCO Net Sales divided by prior period Legacy CMCO Net Sales. Legacy CMCO Net Sales and Legacy CMCO Net Sales Growth are not determined in accordance with GAAP and may not be comparable with Legacy Net Sales and Legacy Net Sales Growth used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Legacy CMCO Net Sales and Legacy CMCO Net Sales Growth, are important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and year's net sales and net sales growth to the historical periods' net sales, as well as facilitates a more meaningful comparison of the Company's net sales and net sales growth to performance in prior periods.

	Year Ended March 31,

	2026	2025

Net sales	$1,193,451	$963,027
Less Divestiture	(123,048)	$(135,455)
Less Kito Crosby Acquisition	(188,089)	$—
Legacy CMCO Net Sales	$882,314	$827,572

Net sales growth	23.9%
Legacy CMCO Net Sales Growth	6.6%

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Reconciliation of Non-GAAP Financial Measures

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN
Adjusted EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation, amortization and other adjustments, including stock-based compensation. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. Adjusted EBITDA and Adjusted EBITDA Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted EBITDA and Adjusted EBITDA Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted EBITDA and Adjusted EBITDA Margin, are important for investors and other readers of the Company’s financial statements

	Year Ended March 31,
	2026	2025
Net income (loss) attributable to the Company	$(229,535)	$(5,138)
Add back (deduct):
Income tax (benefit) expense	22,930	(367)
Interest and debt expense	61,145	32,426
Cost of debt refinancing	24,185	—
Investment (income) loss, net	(2,182)	(1,302)
Foreign currency exchange loss (gain), net	5,551	3,179
Other (income) expense, net	(1,525)	25,775
Depreciation and amortization expense	77,038	48,187
Stock-based compensation[1]	9,569	6,256
Transaction-related costs	55,603	11,014
Acquisition integration costs	12,795	—
Acquisition inventory step-up expense	36,798	—
Business realignment costs	4,310	2,517
Factory and warehouse consolidation costs	1,054	17,546
Headquarter relocation costs	463	373
Hurricane Helene cost impact	—	171
Mexico customs duty assessment	—	1,067
Customer bad debt[2]	—	1,299
Loss on impairment of goodwill[3]	200,000	—
Monterrey, MX new factory start-up costs	6,480	13,748
Net (gain) loss on sale of business	(103,306)	—
Adjusted EBITDA	$181,373	$156,751

Net sales	$1,193,451	$963,027

Net income margin	(19.2)%	(0.5)%
Adjusted EBITDA Margin	15.2%	16.3%
(1)In connection with the preparation of this filing and consistent its filings with the SEC since January 2026, the Company has used its updated definition of Adjusted EBITDA and Adjusted EBITDA Margin, which includes an addback of Company's stock-based compensation expense. This revised definition of Adjusted EBITDA and Adjusted EBITDA Margin were used to calculate Adjusted EBITDA and Adjusted EBITDA Margin set forth herein, both for current periods and recast historical periods, and will be used by the Company on a go-forward basis for purposes of all future Adjusted EBITDA and Adjusted EBITDA Margin disclosures. This definitional change was driven by the Company's belief that adding back the expense associated with stock-based compensation for purposes of the computation of Adjusted EBITDA and Adjusted EBITDA Margin will provide the Company's investors with a better understanding of our underlying performance from period to period and enable them to better compare our performance against that of our peer companies, many of which also include an addback of stock-based compensation expense in computing Adjusted EBITDA and Adjusted EBITDA Margin.
(2) Customer bad debt represents a reserve of $1,299,000 against an accounts receivable balance for a customer who declared bankruptcy in January of 2025.
(3)For its annual goodwill impairment test, the Company elected to bypass the qualitative assessment and performed a quantitative impairment test for its reporting units, comparing the carrying amount of each reporting unit with its estimated fair value. While the individual reporting units initially had fair values in excess of their book value, the sustained reduction in the Company's stock price and market capitalization resulted in the aggregate equity value of the combined company exceeding its market capitalization at its annual measurement date. The Company reevaluated the fair value of its reporting units and this resulted in a partial impairment of the goodwill in the amount of $200,000,000 for the Precision Conveyance reporting unit.

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2026 Proxy Statement

Reconciliation of Non-GAAP Financial Measures

FREE CASH FLOW EXCLUDING DEAL COSTS
Free Cash Flow is defined as GAAP net cash provided by (used for) operating activities less capital expenditures included in the investing activities section of the consolidated statement of cash flows. Free Cash Flow Excluding Deal Costs is defined as Free Cash Flow less cash payments related to transaction, financing and integration activities for the Kito Crosby Acquisition and Divestiture captured in net cash provided by (used for) operating activities on the consolidated statement of cash flow. Free Cash Flow and Free Cash Flow Excluding Deal Costs are not measures determined in accordance with GAAP and may not be comparable with measures as defined or used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Free Cash Flow and Free Cash Flow Excluding Deal Costs, is important for investors and other readers of the Company's financial statements and assist in understanding of the comparison of the current period Free Cash Flow and Free Cash Flow Excluding Deal Costs to Free Cash Flow and Free Cash Flow Excluding Deal Costs for historical periods.

	Year Ended March 31,

	2026	2025

Net cash provided by (used for) operating activities	$(146,211)	$45,612
Capital expenditures	(17,859)	(21,411)
Free Cash Flow	(164,070)	24,201
Kito Crosby Acquisition-related cash payments	204,915	850
Divestiture-related cash payments	27,151	—
Free Cash Flow Excluding Deal Costs	$67,996	$25,051

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2026 Proxy Statement

EXHIBIT A – LTIP AMENDMENT

FIRST AMENDMENT TO THE
COLUMBUS McKINNON CORPORATION
SECOND AMENDED AND RESTATED
2016 LONG TERM INCENTIVE PLAN
This First Amendment to the Columbus McKinnon Corporation Second Amended and Restated 2016 Long Term Incentive Plan, dated as of [●], 2026 (this “Amendment”) is made and adopted by Columbus McKinnon Corporation, a New York corporation (the “Company”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Columbus McKinnon Corporation Second Amended and Restated 2016 Long Term Incentive Plan, as amended (the “Plan”).
RECITALS
WHEREAS, the Company previously adopted the Plan to provide equity compensation awards to eligible participants under the Plan;
WHEREAS, the Company desires to amend the Plan by increasing the numbers of shares of the Company’s common stock available for issuance under the Plan by 1,450,000 shares, so that the aggregate number of shares of the Company’s common stock available for issuance under the Plan is increased from 7,300,000 shares to 8,750,000 shares;
WHEREAS, subject to certain limitations, Section 21.1 of the Plan gives the Company, through the Committee, the authority to amend the Plan from time to time; and
WHEREAS, each of the Committee and the Board have adopted and approved this Amendment, subject to receipt of approval of the shareholders of the Company.
NOW THEREFORE, the Company hereby amends the Plan, effective as of the date this Amendment is approved by the shareholders of the Company (the “Amendment Effective Time”), as follows:
1.Section 4.1(a) of the Plan is deleted in its entirety and replaced as follows:
“(a) Share Authorization.
Subject to adjustment as provided in Section 4.4 (Adjustments in Authorized Shares) herein, the maximum number of Shares available for issuance to Participants under this Plan (the “Share Authorization”) shall be:
(1)two million (2,000,000) Shares as of the Effective Date, plus
(2)an additional two million five hundred thousand (2,500,000) Shares as of the First Restatement Date, plus
(3)an additional two million eight hundred thousand (2,800,000) Shares as of the Second Restatement Date, plus
(4)an additional one million four hundred fifty thousand (1,450,000) Shares as of as of the Amendment Effective Time, plus
(5)any Shares subject to outstanding awards as of the Effective Date under the Prior Plans that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable Shares) shall be added to the Share Authorization using the Share counts specified in Section 4.1(b) (Limit on Full Value Awards).”

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2026 Proxy Statement

Exhibit A

2.Section 4.1(c) of the Plan is deleted in its entirety and replaced as follows:
“(c) Limits on ISOs. The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be two million (2,000,000) Shares as of the Effective Date, four million five hundred thousand (4,500,000) Shares as of the First Restatement Date, seven million three hundred thousand (7,300,000) Shares as of the Second Restatement Date and eight million seven hundred fifty thousand (8,750,000) Shares as of the Amendment Effective Time. Notwithstanding the foregoing, in no event shall the maximum number of Shares that may be issued pursuant to ISOs under the Plan exceed the available number of Shares under the Share Authorization.”
3.Except as expressly set forth in this Amendment, all other terms and conditions of the Plan shall remain in full force and effect.
IN WITNESS WHEREOF, the Company has caused the Plan to be amended by this Amendment this [●] day of [●] 2026, to be effective as stated herein.
COLUMBUS McKINNON CORPORATION
By: David J. Wilson
Its: President and Chief Executive Officer

100
2026 Proxy Statement

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13320 Ballantyne Corporate Place, Charlotte, NC 28277

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T01994-P55267

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COLUMBUS MCKINNON CORPORATION

The Board of Directors recommends you vote FOR all of the following proposals:

1. Election of Director Nominees:	For	Against	Abstain
1a. Chad R. Abraham	☐	☐	☐
1b. Aziz S. Aghili	☐	☐	☐
1c. Jeanne Beliveau-Dunn	☐	☐	☐
1d. Kathryn V. Roedel	☐	☐	☐
1e. Andrew Campelli	☐	☐	☐
1f. Gerald G. Colella	☐	☐	☐
1g. Michael Dastoor	☐	☐	☐
1h. Michael Lamach	☐	☐	☐
1i. Nathan K. Sleeper	☐	☐	☐
1j. Chris J. Stephens, Jr.	☐	☐	☐
1k. David J. Wilson	☐	☐	☐
1l. Rebecca Yeung	☐	☐	☐

NOTE: To consider and act upon such other business as may properly come before the 2026 Annual Meeting of Shareholders or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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T01995-P55267

Columbus McKinnon Corporation
2026 Annual Meeting of Shareholders
For shareholders of record as of June 22, 2026
Friday, August 14, 2026 at 9:00 a.m. Eastern Time

The meeting will be held via live audio webcast. Please visit www.virtualshareholdermeeting.com/CMCO2026 for more details.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
YOUR VOTE IS IMPORTANT!
Please vote by: Thursday, August 13, 2026 at 11:59 p.m. Eastern Time

The undersigned hereby appoint(s) David J. Wilson and Alan S. Korman (the "Named Proxies"), and each of them as proxies for the undersigned, with full power of substitution to vote the shares of capital stock of Columbus McKinnon Corporation, a New York corporation (the "Company"), the undersigned is entitled to vote at the 2026 Annual Meeting of Shareholders of the Company to be held virtually at www.virtualshareholdermeeting.com/CMCO2026 on Friday, August 14, 2026 at 9:00 a.m. Eastern Time and all adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the 2026 Annual Meeting of Shareholders or any adjournment or postponement thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE